   As filed with the U.S. Securities and Exchange Commission on April 27, 2006
                            Registration No. 33-79108
                 ----------------------------------------------
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                    FORM N-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST EFFECTIVE AMENDMENT NO.17 [X]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 31 [X]

                  John Hancock Variable Life SEPARATE ACCOUNT S
                           (Exact Name of Registrant)

                  John Hancock Variable Life Insurance Company
                               (Name of Depositor)

                              197 Clarendon Street
                                Boston, MA 02117
          (Complete address of depositor's principal executive offices)

                   Depositor's Telephone Number: 617-572-6000
                               ------------------
                             JAMES C. HOODLET, ESQ.
                  John Hancock Variable Life Insurance Company
                              U.S. Protection - LAW
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                (Name and complete address of agent for service)
                               ------------------
                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                                 Jorden Burt LLP
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 400 East
                           Washington, D.C. 20007-5208
                               ------------------
It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 2006 pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ]  on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2006

                                for interests in
                               Separate Account S

                       Interests are made available under

                            VARIABLE MASTER PLAN PLUS

      a flexible premium variable universal life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

  The policy provides fixed account options with fixed rates of return declared by JHVLICO
                     and the following investment accounts:

Science & Technology
Pacific Rim
Health Sciences
Emerging Growth
Small Cap Growth
Emerging Small Company
Small Cap
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Strategic Opportunities
Financial Services
International Opportunities
International Small Cap
International Equity Index B
Overseas Equity
American International
International Value
International Core
Quantitative Mid Cap
Mid Cap Index
Mid Cap Core
Global
Capital Appreciation
American Growth
US Global Leaders Growth
Quantitative All Cap
All Cap Core
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Strategic Value
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Cap Value
Small Company Value
Special Value
Mid Value
Mid Cap Value
Value
All Cap Value
Growth & Income
500 Index B
Fundamental Value
U.S. Core
Large Cap
Quantitative Value
American Growth-Income
Equity-Income
American Blue Chip Income and Growth
Income & Value
Managed
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Bond Index B
Core Bond
Active Bond
U.S. Government Securities
Short-Term Bond
Money Market B
Lifestyle Aggressive
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate
Lifestyle Conservative
Brandes International Equity
Turner Core Growth Equity
Frontier Capital Appreciation
Business Opportunity Value

                             * * * * * * * * * * * *

     Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

     . The first section is called "Summary of Benefits and Risks." It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

     . Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

     . Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

     . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as "feeder funds," the prospectus for the corresponding "master fund" is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock representative or contact our Servicing Office at the address and telephone number on the back page of this product prospectus.

                                TABLE OF CONTENTS

                                                              Page No.
                                                             ---------
SUMMARY OF BENEFITS AND RISKS .........................          4
The nature of the policy ..............................          4
Summary of policy benefits ............................          4
   Death benefit ......................................          4
   Surrender of the policy ............................          4
   Partial withdrawals ................................          4
   Policy loans .......................................          5
   Optional benefit riders ............................          5
   Investment options .................................          5
Summary of policy risks ...............................          5
   Lapse risk .........................................          5
   Investment risk ....................................          5
   Transfer risk ......................................          5
   Market timing risk .................................          5
   Tax risks ..........................................          6
FEE TABLES ............................................          7
DETAILED INFORMATION ..................................         13
Table of Investment Options and Investment
   Subadvisers ........................................         13
Description of JHVLICO ................................         22
Description of John Hancock Variable Life
   Account S ..........................................         23
The fixed investment option ...........................         23
Premiums ..............................................         24
   Planned premiums ...................................         24
   Maximum premium payments ...........................         24
   Ways to pay premiums ...............................         24
   Processing premium payments ........................         24
Lapse and reinstatement ...............................         25
   Guaranteed minimum death benefit feature ...........         25
The death benefit .....................................         26
   Optional extra death benefit feature ...............         26
   Limitations on payment of death benefit ............         27
   Basic Sum Insured vs. Additional Sum Insured .......         27
   The minimum insurance amount .......................         27
   Requesting an increase in coverage .................         28
   Requesting a decrease in coverage ..................         28
   Change of death benefit option .....................         28
   Effective date of certain policy transactions ......         28
   Tax consequences of coverage changes ...............         28
   Your beneficiary ...................................         28
   Ways in which we pay out policy proceeds ...........         28
   Changing a payment option ..........................         29
   Tax impact of payment option chosen ................         29
The account value .....................................         29
   Commencement of investment performance .............         29
   Allocation of future premium payments ..............         29
   Transfers of existing account value ................         30
Surrender and partial withdrawals .....................         31
   Full surrender .....................................         31
   Partial withdrawals ................................         31
Policy loans ..........................................         31
   Repayment of policy loans ..........................         31
   Effects of policy loans ............................         32
Description of charges at the policy level ............         32
   Deductions from premium payments ...................         32
   Deductions from account value ......................         32
   Additional information about how certain policy
      charges work ....................................         33
   Sales expenses and related charges .................         33
   Effect of premium payment pattern ..................         33
   Method of deduction ................................         33
   Reduced charges for eligible classes ...............         34
   Other charges we could impose in the future ........         34
Description of charges at the fund level ..............         34
Other policy benefits, rights and limitations .........         34
   Optional benefit riders you can add ................         34
   Variations in policy terms .........................         35
   Procedures for issuance of a policy ................         35
   Minimum initial premium ............................         35
   Commencement of insurance coverage .................         35
   Backdating .........................................         35
   Temporary coverage prior to policy delivery ........         36
   Monthly deduction dates ............................         36
   Changes that we can make as to your policy .........         36
   The owner of the policy ............................         36
   Policy cancellation right ..........................         36
   Reports that you will receive ......................         37
   Assigning your policy ..............................         37
   When we pay policy proceeds ........................         37
   General ............................................         37
   Delay to challenge coverage ........................         37
   Delay for check clearance ..........................         37
   Delay of separate account proceeds .................         37
   Delay of general account surrender proceeds ........         37
   How you communicate with us ........................         38
   General rules ......................................         38
   Telephone and facsimile transactions ...............         38
Distribution of policies ..............................         39
   Standard compensation ..............................         39
   Additional compensation and revenue sharing ........         39
   Differential compensation ..........................         40
Tax considerations ....................................         40
   General ............................................         40
   Policy death benefit proceeds ......................         40
   Other policy distributions .........................         40
   Policy loans .......................................         41
   Diversification rules and ownership of the
      account .........................................         41
   7-pay premium limit and modified endowment
      contract status .................................         42
   Corporate and H.R. 10 retirement plans .............         42
   Withholding ........................................         43
   Life insurance purchases by residents of Puerto
      Rico ............................................         43
   Life insurance purchases by non-resident aliens.....         43
Financial statements reference ........................         43
Registration statement filed with the SEC .............         43
Independent registered public accounting firm .........         43

                          SUMMARY OF BENEFITS AND RISKS

The nature of the policy

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments." The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit (Option A, Option B and Option M). You choose which one you want in the application. The three death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death, or
          (2) the minimum insurance amount.

     . Option M - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit (as described below), or (2) the minimum insurance amount.

Surrender of the policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt plus, if surrender occurs in the first three policy years, a refund of all sales charges deducted within 365 days prior to the date of surrender. This is called your "surrender value." You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     .    the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     .    minus all charges we deduct, and

     .    minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under "Policy loans."

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Each withdrawal must be at least $1,000. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is equal to 90% of your account value. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

     If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the Series Funds.

Transfer risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing risk

     Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option's underlying fund to increased portfolio transaction costs and/or disrupt the fund manager's ability to effectively manage the fund's investment portfolio in accordance with the fund's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (see "Transfers of existing account value") and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see "How you communicate with us"). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

     In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment contract", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value. We reserve the right to increase the premium tax and the DAC tax charges beyond the levels indicated on the Transaction Fees table in order to correspond with changes in state premium tax levels or in the federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0-3.5%.

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Transaction Fees
-----------------------------------------------------------------------------------------------------------------------------------
              Charge                               When Charge is Deducted                              Amount Deducted
-----------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge                  Upon payment of premium                             9% of Target Premiums paid in policy
                                                                                          years 1-10
                                                                                          5% of Target Premiums paid in policy
                                                                                          years 11-20
                                                                                          3% of Target Premiums paid in policy
                                                                                          year 21 and thereafter/(1)/
                                                                                          3% of any premium paid in excess of
                                                                                          Target Premiums in any policy year/(1)/
-----------------------------------------------------------------------------------------------------------------------------------
Premium tax charge                   Upon payment of premium                              2.35% of each premium paid
-----------------------------------------------------------------------------------------------------------------------------------
DAC tax charge                       Upon payment of premium                              1.25% of each premium paid
-----------------------------------------------------------------------------------------------------------------------------------
Maximum partial withdrawal charge    Upon making a partial withdrawal                     Lesser of 2% of withdrawal amount or
                                                                                          $20
-----------------------------------------------------------------------------------------------------------------------------------

(1) The current charge is 9% for policy years 1-10, 3% for policy years 11-20 and 0% thereafter. The "Target Premium" for each policy year is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

     The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

-----------------------------------------------------------------------------------------------------------------------------------
                                         Periodic Charges Other Than Fund Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Amount Deducted
                                          When Charge is       --------------------------------------------------------------------
             Charge                          Deducted                   Guaranteed Rate                       Current Rate
-----------------------------------------------------------------------------------------------------------------------------------
Insurance charge:/(1)/

  Minimum charge                     Monthly                    $0.10 per $1,000 of AAR              $0.039 per $1,000 of AAR

  Maximum charge                     Monthly                    $165.34 per $1,000 of AAR            $165.34 per $1,000 of AAR

  Charge for representative          Monthly                    $0.28 per $1,000 of AAR              $ 0.20 per $1,000 of AAR
  insured person
-----------------------------------------------------------------------------------------------------------------------------------
Issue charge:/(2)/

  Minimum charge                     Monthly                    $12.50 during first 3 policy         $12.50 during first 3 policy
                                                                years only plus 11(cent) per $1,000  years only plus 11(cent) per
                                                                of Basic Sum Insured at issue        $1,000 of Basic Sum Insured at
                                                                                                     issue

  Maximum charge                     Monthly                    $12.50 during first 3 policy         $12.50 during first 3 policy
                                                                years only plus 81(cent) per $1,000  years only plus 81(cent) per
                                                                of Basic Sum Insured at issue        $1,000 of Basic Sum Insured at
                                                                                                     issue

  Charge for representative          Monthly                    $12.50 during first 3 policy         $12.50 during first 3 policy
  insured person                                                years only plus 17(cent) per $1,000  years only plus 17(cent) per
                                                                of Basic Sum Insured at issue        $1,000 of Basic Sum Insured at
                                                                                                     issue
-----------------------------------------------------------------------------------------------------------------------------------
Maximum administrative charge        Monthly                    $4 plus 6(cent) per $1,000 of Basic  $2.50 plus 2(cent) per $1,000
                                                                Sum Insured at issue                 of Basic Sum Insured at issue
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum death             Monthly, starting in       2(cent) per $1,000 of Basic Sum      1(cent) per $1,000 of Basic
benefit charge/(3)/                  policy year 11             Insured                              Sum Insured
-----------------------------------------------------------------------------------------------------------------------------------
M&E charge/(4)/                      Daily from separate        .001% of assets                      .0001% of assets
                                     account assets
-----------------------------------------------------------------------------------------------------------------------------------
Maximum policy loan interest         Accrues daily, payable     4.5%                                 4.5%
rate/(5)/                            annually
-----------------------------------------------------------------------------------------------------------------------------------

(1) The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table is the rate in the tenth policy year for a policy issued to cover a 20 year old fully underwritten female standard non-tobacco underwriting risk. The "maximum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 99 year old. This includes the so-called "extra mortality charge." The "representative insured person" referred to in the table is a 45 year old fully underwritten male standard non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

(2) The second part of the issue charge is deducted only during the first 10 policy years and varies by the issue age of the insured person. The "minimum" rate shown in the table is for a policy issued to a 20 year old. The "maximum" rate shown in the table is for a policy issued to an 85 year old. The "representative insured person" referred to in the table is a 35 year old. The charges shown in the table may not be particularly relevant to your current situation. For more information about issue charges, talk to your JHVLICO representative.

(3) This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

(4) This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charge are .40% and .05%, respectively.

(5) 4.5% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.25% for policy year 21 and thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

-----------------------------------------------------------------------------------------------------------------
                                                   Rider Charges
-----------------------------------------------------------------------------------------------------------------
                                                     When Charge is
                    Charge                              Deducted                        Amount Deducted
-----------------------------------------------------------------------------------------------------------------
Optional Enhanced Cash Value Rider                 Upon payment          .50% of premiums paid in policy years
                                                   of premium            1-7/(1)/
-----------------------------------------------------------------------------------------------------------------

(1) The charge is not imposed on that portion of premiums paid in any policy year that exceeds an amount equal to the Target Premium times the ratio of Total Sum Insured at issue divided by Basic Sum Insured at issue.

     The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

-------------------------------------------------------------------------------------------------
            Total Annual Portfolio Operating Expenses                   Minimum        Maximum
-------------------------------------------------------------------------------------------------
Range of expenses, including management fees, distribution and/
or service (12b-1) fees, and other expenses                              0.50%          1.53%
-------------------------------------------------------------------------------------------------

     The next table describes the fees and expenses for each class of shares of each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee.The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2005.

     Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

                                                   Management        12b-1          Other              Total
Portfolio                                             Fees            Fees        Expenses        Annual Expenses
---------                                         ------------      -------      ----------      ----------------
Science & Technology ......................         1.05%/A/        N/A          0.07%                 1.12%
Pacific Rim ...............................         0.80%           N/A          0.24%                 1.04%
Health Sciences ...........................         1.05%/A/        N/A          0.12%                 1.17%
Emerging Growth ...........................         0.80%           N/A          0.08%                 0.88%
Small Cap Growth ..........................         1.07%           N/A          0.06%                 1.13%
Emerging Small Company ....................         0.97%           N/A          0.07%                 1.04%
Small Cap/B/ ..............................         0.85%           N/A          0.03%                 0.88%
Small Cap Index ...........................         0.49%           N/A          0.04%                 0.53%
Dynamic Growth ............................         0.95%           N/A          0.07%                 1.02%
Mid Cap Stock .............................         0.84%           N/A          0.08%                 0.92%
Natural Resources .........................         1.00%           N/A          0.07%                 1.07%
All Cap Growth ............................         0.85%           N/A          0.06%                 0.91%
Strategic Opportunities ...................         0.80%           N/A          0.08%                 0.88%
Financial Services ........................         0.82%/C/        N/A          0.09%                 0.91%
International Opportunities ...............         0.90%           N/A          0.06%                 0.96%
International Small Cap ...................         0.92%           N/A          0.21%                 1.13%
International Equity Index B/B/D/I/ .......         0.55%           N/A          0.04%                 0.59%
Overseas Equity/B/ ........................         1.05%           N/A          0.23%                 1.28%
American International/E/H/ ...............         0.52%           0.60%        0.08%                 1.20%
International Value .......................         0.82%/F/        N/A          0.19%                 1.01%
International Core ........................         0.89%           N/A          0.07%                 0.96%
Quantitative Mid Cap ......................         0.74%           N/A          0.10%                 0.84%
Mid Cap Index .............................         0.49%           N/A          0.04%                 0.53%
Mid Cap Core ..............................         0.87%           N/A          0.08%                 0.95%
Global ....................................         0.82%/F/        N/A          0.16%                 0.98%

                                                   Management       12b-1          Other              Total
Portfolio                                             Fees           Fees        Expenses        Annual Expenses
---------                                         ------------      -------      ----------      ----------------
Capital Appreciation ......................         0.81%           N/A          0.05%                 0.86%
American Growth/E/ ........................         0.33%           0.60%        0.04%                 0.97%
U.S. Global Leaders Growth ................         0.70%           N/A          0.06%                 0.76%
Quantitative All Cap ......................         0.71%           N/A          0.06%                 0.77%
All Cap Core ..............................         0.80%           N/A          0.07%                 0.87%
Total Stock Market Index ..................         0.49%           N/A          0.04%                 0.53%
Blue Chip Growth ..........................         0.81%/A/        N/A          0.07%                 0.88%
U.S. Large Cap ............................         0.83%           N/A          0.06%                 0.89%
Core Equity ...............................         0.79%           N/A          0.06%                 0.85%
Strategic Value ...........................         0.85%           N/A          0.08%                 0.93%
Large Cap Value ...........................         0.84%           N/A          0.08%                 0.92%
Classic Value .............................         0.80%           N/A          0.24%                 1.04%
Utilities .................................         0.85%           N/A          0.19%                 1.04%
Real Estate Securities ....................         0.70%           N/A          0.06%                 0.76%
Small Cap Opportunities ...................         0.99%           N/A          0.08%                 1.07%
Small Cap Value/B/D/ ......................         1.07%           N/A          0.05%                 1.12%
Small Company Value/D/ ....................         1.03%/A/        N/A          0.05%                 1.08%
Special Value .............................         1.00%           N/A          0.21%                 1.21%
Mid Value .................................         0.98%A          N/A          0.08%                 1.06%
Mid Cap Value .............................         0.85%           N/A          0.05%                 0.90%
Value .....................................         0.74%           N/A          0.06%                 0.80%
All Cap Value .............................         0.83%           N/A          0.07%                 0.90%
Growth & Income/B/ ........................         0.68%           N/A          0.08%                 0.76%
500 Index B/B/D/I/ ........................         0.47%           N/A          0.03%                 0.50%
Fundamental Value .........................         0.77%/C/        N/A          0.05%                 0.82%
U.S. Core .................................         0.76%           N/A          0.05%                 0.81%
Large Cap/B/ ..............................         0.84%           N/A          0.05%                 0.89%
Quantitative Value ........................         0.70%           N/A          0.06%                 0.76%
American Growth-Income/E/ .................         0.28%           0.60%        0.05%                 0.93%
Equity-Income .............................         0.81%/A/        N/A          0.05%                 0.86%
American Blue Chip Income and Growth/E/ ...         0.44%           0.60%        0.04%                 1.08%
Income & Value ............................         0.79%           N/A          0.08%                 0.87%
Managed/B/ ................................         0.69%           N/A          0.06%                 0.75%
PIMCO VIT All Asset .......................         0.20%           0.25%        1.08%/G/              1.53%
Global Allocation .........................         0.85%           N/A          0.19%                 1.04%
High Yield ................................         0.66%           N/A          0.07%                 0.73%
U.S. High Yield Bond/B/D/ .................         0.74%           N/A          0.21%                 0.95%
Strategic Bond ............................         0.67%           N/A          0.08%                 0.75%
Strategic Income ..........................         0.73%           N/A          0.30%                 1.03%
Global Bond ...............................         0.70%           N/A          0.12%                 0.82%
Investment Quality Bond ...................         0.60%           N/A          0.09%                 0.69%
Total Return ..............................         0.70%           N/A          0.07%                 0.77%
American Bond/E/ ..........................         0.43%           0.60%        0.04%                 1.07%
Real Return Bond ..........................         0.70%           N/A          0.07%                 0.77%
Bond Index B/B/D/I/ .......................         0.47%           N/A          0.03%                 0.50%
Core Bond/B/ ..............................         0.67%           N/A          0.07%                 0.74%
Active Bond/B/ ............................         0.60%           N/A          0.07%                 0.67%
U.S. Government Securities ................         0.59%           N/A          0.07%                 0.66%
Short-Term Bond/B/ ........................         0.59%           N/A          0.09%                 0.68%

                                                   Management       12b-1          Other              Total
Portfolio                                             Fees           Fees        Expenses        Annual Expenses
---------                                         ------------      -------      ----------      ----------------
Money Market B/B/D/I/ .....................         0.49%           N/A          0.04%                 0.53%
Lifestyle Aggressive ......................         0.05%           N/A          0.95%/H/              1.00%
Lifestyle Growth ..........................         0.05%           N/A          0.89%/H/              0.94%
Lifestyle Balanced ........................         0.05%           N/A          0.86%/H/              0.91%
Lifestyle Moderate ........................         0.05%           N/A          0.81%/H/              0.86%
Lifestyle Conservative ....................         0.05%           N/A          0.78%/H/              0.83%
Brandes International Equity/J/ ...........         0.69%           N/A          0.23%                 0.92%
Turner Core Growth/J/ .....................         0.45%           N/A          0.23%                 0.68%
Frontier Capital Appreciation/J/ ..........         0.90%           N/A          0.21%                 1.11%
Business Opportunity Value/J/ .............         0.65%           N/A          0.36%                 1.01%

/A/The adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth, Equity-Income, Health Sciences, Mid Value, Science & Technology, and Small Company Value portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios").

The percentage fee reduction is as follows:

Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the Management Fee)
--------------------------------        ----------------------------------------
  First $750 million.................                     0.00%
  Over $750 million..................                      5.0%

Effective November 1, 2006, the percentage reduction will be as follows:

Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the Management Fee)
--------------------------------        ----------------------------------------
  First $750 million.................                     0.00%
  Next $750 million..................                      5.0%
  Excess over $1.5 billion...........                      7.5%

This voluntary fee waiver may be terminated at any time by the adviser.

/B/Commenced operations April 29, 2005.

/C/For the period prior to October 14, 2005, the adviser voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value portfolios to the amounts shown below as a percentage of average annual net assets.

                                                              Between $50 million        Excess Over
Portfolio                            First $50 million          and $500 million         $500 million
---------                           -------------------      ---------------------      -------------
Financial Services .........              0.85%                     0.80%                   0.75%
Fundamental Value ..........              0.85%                     0.80%                   0.75%

Effective October 14, 2005, the advisory fees for the Financial Services and the Fundamental Value portfolios were lowered to the rates for the voluntary advisory fee waiver set forth above and the voluntary advisory fee waiver was eliminated.

If the advisory fee waiver for the period prior to October 14, 2005 were reflected, it is estimated that the management fees for these portfolios would have been as follows:

  Financial Services .........      0.82%
  Fundamental Value ..........      0.77%

/D/Based on estimates for the current fiscal year.

/E/Reflects the aggregate annual operating expenses of each portfolio and its corresponding master fund. In the case of the American Blue Chip Income and Growth, American Bond, American Growth, American Growth-Income and American International portfolios, and during the year ended December 31, 2005, Capital Research Management Company (the adviser to the American Blue Chip Income and Growth, American Bond, American Growth, American Growth-Income and American International portfolios) voluntarily reduced investment management fees to rates provided by amended agreement effective April 1, 2004. If such fee waiver had been reflected, the management fee would be 0.40%, 0.39%, 0.30%, 0.25% and 0.47% and Total Annual Expenses would be 1.04%, 1.03%, 0.94%, 0.90% and 1.15% .

/F/Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global and International Value portfolios, the adviser voluntarily agreed to waive its advisory fees so that the amount retained by the adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.45% of the portfolio's average net assets. For the year ended December 31, 2005, the effective annual advisory fee for the Global and International Value portfolios was 0.77% and 0.78%, respectively. These advisory fee waivers may be rescinded at any time.

/G/Other Expenses for the PIMCO All Asset portfolio reflect an administrative fee of 0.25%, a service fee of 0.20% and expenses of underlying funds in which the PIMCO All Asset portfolio invests ("PIMCO Underlying Funds"). The PIMCO Underlying Funds` expenses (0.63%) are estimated based upon an allocation of the portfolio's assets among the PIMCO Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these PIMCO Underlying Funds. PIMCO Underlying Fund expenses will vary with changes in the expenses of the PIMCO Underlying Funds, as well as allocation of the portfolio's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the portfolio`s current fiscal year, to waive its advisory fee to the extent that the PIMCO Underlying Funds' expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in PIMCO Underlying Funds.

/H/Each of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth, the American International, the American Blue Chip Income, American Bond, and Growth and the American Growth-Income (the "Underlying Portfolios"). The Total Annual Expenses for the Underlying Portfolios range from 0.50% to 1.53%.

/I/The adviser for this fund has agreed, pursuant to its agreement with the John Hancock Trust, to waive its management fee (or, if necessary, reimburse expenses of the fund) to the extent necessary to limit the fund`s "Annual Operating Expenses". A fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the fund not incurred in the ordinary course of the fund`s business. Under the agreement, the adviser's obligation will remain in effect until May 1, 2007 and will terminate after that date only if the John Hancock Trust, without the prior written consent of the adviser, sells shares of the fund to (or has shares of the fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Variable Life Insurance Company or any of its affiliates that are specified in the agreement. If this fee waiver had been reflected, the management fee shown for the 500 Index Trust B, Bond Index Trust B, International Equity Index Trust B and Money Market Trust B would be 0.22%, 0.22%, 0.30% and 0.24%, respectively, and the Total Fund Annual Expenses shown would be 0.25%, 0.25%, 0.34% and 0.28%, respectively.

/J/For the period ending May 1, 2006 to April 30, 2007, the adviser has contractually agreed to reimburse the portfolio for any expenses (other than advisory fees, brokerage or other portfolio expenses) to the extent that such expenses exceed 0.25% of the portfolio's annualized average daily net assets. Fees and expenses shown are for the year end December 31, 2005. Future fees and expenses may be different.

                              DETAILED INFORMATION

     This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2005, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS LLC and indirectly benefit from any investment management fees JHIMS LLC retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

     Each of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds", which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

     The Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value portfolios are series of M Fund, Inc. (the "M Fund"), an open-end management investment company registered under the 1940 Act. The assets of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. ("M Financial") is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as "Portfolio Managers" of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portolio's assets.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:

Portfolio                            Portfolio Manager
================================     ====================================
Science & Technology                 T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------
Pacific Rim                          MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
Health Sciences                      T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------
Emerging Growth                      MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
Small Cap Growth                     Wellington Management Company,
                                     LLP
--------------------------------     ------------------------------------
Emerging Small Company               Franklin Advisers, Inc.
--------------------------------     ------------------------------------
Small Cap                            Independence Investment LLC
--------------------------------     ------------------------------------
Small Cap Index                      MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------

Portfolio                            Investment Description
================================     ====================================================================
Science & Technology                 Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its net assets
                                     (plus any borrowings for investment purposes) in common
                                     stocks of companies expected to benefit from the
                                     development, advancement, and use of science and
                                     technology. Current income is incidental to the portfolio's objective.
--------------------------------     --------------------------------------------------------------------
Pacific Rim                          Seeks long-term growth of capital by investing in a
                                     diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                                     domiciled in countries in the Pacific Rim region.
--------------------------------     --------------------------------------------------------------------
Health Sciences                      Seeks long-term capital appreciation by investing, under
                                     normal market conditions, at least 80% of its net assets
                                     (plus any borrowings for investment purposes) in common
                                     stocks of companies engaged in the research, development,
                                     production, or distribution of products or services related to health care, medicine, or the life sciences.
--------------------------------     --------------------------------------------------------------------
Emerging Growth                      Seeks superior long-term rates of return through capital
                                     appreciation by investing, under normal circumstances,
                                     primarily in high quality securities and convertible
                                     instruments of small-cap U.S. companies.
--------------------------------     --------------------------------------------------------------------
Small Cap Growth                     Seeks long-term capital appreciation by investing, under
                                     normal market conditions, primarily in small-cap
                                     companies that are believed to offer above average potential for growth in revenues and earnings.
--------------------------------     --------------------------------------------------------------------
Emerging Small Company               Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its net assets
                                     (plus any borrowings for investment purposes) in common
                                     stock equity securities of companies with market
                                     capitalizations that approximately match the range of
                                     capitalization of the Russell 2000 Growth Index* at the
                                     time of purchase.
--------------------------------     --------------------------------------------------------------------
Small Cap                            Seeks maximum capital appreciation consistent with
                                     reasonable risk to principal by investing, under normal
                                     market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                                     under $2 billion.
--------------------------------     --------------------------------------------------------------------
Small Cap Index                      Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to
                                     track the performance of the Russell 2000 Index.*
--------------------------------     --------------------------------------------------------------------

Portfolio                            Portfolio Manager
================================     ====================================
Dynamic Growth                       Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
Mid Cap Stock                        Wellington Management Company,
                                     LLP
--------------------------------     ------------------------------------
Natural Resources                    Wellington Management Company,
                                     LLP
--------------------------------     ------------------------------------
All Cap Growth                       AIM Capital Management, Inc.
--------------------------------     ------------------------------------
Strategic Opportunities              Fidelity Management & Research
                                     Company
--------------------------------     ------------------------------------
Financial Services                   Davis Advisors
--------------------------------     ------------------------------------
International Opportunities          Marisco Capital Management, LLC
--------------------------------     ------------------------------------
International Small Cap              Templeton Investment Counsel, Inc.
--------------------------------     ------------------------------------
International Equity Index B         SSgA Funds Management, Inc.
--------------------------------     ------------------------------------

Portfolio                            Investment Description
================================     ====================================================================
Dynamic Growth                       Seeks long-term growth of capital by investing in stocks
                                     and other equity securities of medium-sized U.S. companies with strong growth potential.
--------------------------------     --------------------------------------------------------------------
Mid Cap Stock                        Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                                     capital appreciation potential.
--------------------------------     --------------------------------------------------------------------
Natural Resources                    Seeks long-term total return by investing, under normal
                                     market conditions, primarily in equity and equity-related
                                     securities of natural resource-related companies worldwide.
--------------------------------     --------------------------------------------------------------------
All Cap Growth                       Seeks long-term capital appreciation by investing the
                                     portfolio's assets, under normal market conditions,
                                     principally in common stocks of companies that are likely
                                     to benefit from new or innovative products, services or
                                     processes, as well as those that have experienced above
                                     average, long-term growth in earnings and have excellent
                                     prospects for future growth.
--------------------------------     --------------------------------------------------------------------
Strategic Opportunities              Seeks growth of capital by investing primarily in common
                                     stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a
                                     combination of both.
--------------------------------     --------------------------------------------------------------------
Financial Services                   Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services. A company is "principally engaged" in financial
                                     services if it owns financial services-related assets
                                     constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.
--------------------------------     --------------------------------------------------------------------
International Opportunities          Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 65% of its assets in
                                     common stocks of foreign companies that are selected for
                                     their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                     portfolio normally invests in issuers from at least three
                                     different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                     emerging markets.
--------------------------------     --------------------------------------------------------------------
International Small Cap              Seeks capital appreciation by investing primarily in the
                                     common stock of companies located outside the U.S. which
                                     have total stock market capitalization or annual revenues of
                                     $1.5 billion or less.
--------------------------------     --------------------------------------------------------------------
International Equity Index B         Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*. (Series I shares
                                     are available for sale to contracts purchased prior to May
                                     13, 2002; Series II shares are available for sale to contracts purchased on or after May 13, 2002).
--------------------------------     --------------------------------------------------------------------

Portfolio                            Portfolio Manager
================================     ====================================
Overseas Equity                      Capital Guardian Trust Company
--------------------------------     ------------------------------------
American International               Capital Research Management
                                     Company
--------------------------------     ------------------------------------
International Value                  Templeton Investment Counsel, Inc.
--------------------------------     ------------------------------------
International Core                   Grantham, Mayo, Van Otterloo &
                                     Co. LLC
--------------------------------     ------------------------------------
Quantitative Mid Cap                 MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
Mid Cap Index                        MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
Mid Cap Core                         AIM Capital Management, Inc.
--------------------------------     ------------------------------------
Global                               Templeton Global Advisors Limited
--------------------------------     ------------------------------------
Capital Appreciation                 Jennison Associates LLC
--------------------------------     ------------------------------------
American Growth                      Capital Research Management
                                     Company
--------------------------------     ------------------------------------
U.S. Global Leaders Growth           Sustainable Growth Advisers, L.P.
--------------------------------     ------------------------------------
Quantitative All Cap                 MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------

Portfolio                            Investment Description
================================     ====================================================================
Overseas Equity                      Seeks long-term capital appreciation by investing, under
                                     normal conditions, at least 80% of its assets in equity
                                     securities of a diversified mix of large established and
                                     medium-sized foreign companies located primarily in
                                     developed countries and, to a lesser extent, in emerging
                                     markets.
--------------------------------     --------------------------------------------------------------------
American International               Invests all of its assets in Class 2 shares of the International
                                     Fund, a series of American Fund Insurance Series. The
                                     International Fund invests primarily in common stocks of
                                     companies located outside the United States.
--------------------------------     --------------------------------------------------------------------
International Value                  Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                     markets.
--------------------------------     --------------------------------------------------------------------
International Core                   Seeks to outperform the MSCI EAFE Index* by investing
                                     typically in a diversified portfolio of equity investments from developed markets other than the U.S.
--------------------------------     --------------------------------------------------------------------
Quantitative Mid Cap                 Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its total assets
                                     (plus any borrowings for investment purposes) in U.S. mid-
                                     cap stocks, convertible preferred stocks, convertible bonds and warrants.
--------------------------------     --------------------------------------------------------------------
Mid Cap Index                        Seeks to approximate the aggregate total return of a mid-
                                     cap U.S. domestic equity market index by attempting to
                                     track the performance of the S&P Mid Cap 400 Index*.
--------------------------------     --------------------------------------------------------------------
Mid Cap Core                         Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its assets in
                                     equity securities, including convertible securities, of mid-
                                     capitalization companies.
--------------------------------     --------------------------------------------------------------------
Global                               Seeks long-term capital appreciation by investing, under
                                     normal market conditions, at least 80% of its net assets
                                     (plus any borrowings for investment purposes) in equity
                                     securities of companies located anywhere in the world,
                                     including emerging markets.
--------------------------------     --------------------------------------------------------------------
Capital Appreciation                 Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                     subadviser believes have above-average growth prospects.
                                     These companies are generally medium-to-large
                                     capitalization companies.
--------------------------------     --------------------------------------------------------------------
American Growth                      Invests all of its assets in Class 2 shares of the Growth
                                     Fund, a series of American Fund Insurance Series. The
                                     Growth Fund invests primarily in common stocks of
                                     companies that appear to offer superior opportunities for
                                     growth of capital.
--------------------------------     --------------------------------------------------------------------
U.S. Global Leaders Growth           Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in common stocks of
                                     "U.S. Global Leaders."
--------------------------------     --------------------------------------------------------------------
Quantitative All Cap                 Seeks long-term growth of capital by investing, under
                                     normal circumstances, primarily in equity securities of U.S.
                                     companies. The portfolio will generally focus on equity
                                     securities of U.S. companies across the three market
                                     capitalization ranges of large, mid and small.
--------------------------------     --------------------------------------------------------------------

Portfolio                            Portfolio Manager
================================     ====================================
All Cap Core                         Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
Total Stock Market Index             MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
Blue Chip Growth                     T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------
U.S. Large Cap                       Capital Guardian Trust Company
--------------------------------     ------------------------------------
Core Equity                          Legg Mason Funds Management,
                                     Inc.
--------------------------------     ------------------------------------
Strategic Value                      Massachusetts Financial Services
                                     Company
--------------------------------     ------------------------------------
Large Cap Value                      Mercury Advisors
--------------------------------     ------------------------------------
Classic Value                        Pzena Investment Management,
                                     LLC
--------------------------------     ------------------------------------
Utilities                            Massachusetts Financial Services
                                     Company
--------------------------------     ------------------------------------
Real Estate Securities               Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
Small Cap Opportunities              Munder Capital Management
--------------------------------     ------------------------------------

Portfolio                            Investment Description
================================     ====================================================================
All Cap Core                         Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within
                                     the Russell 3000 Index*.
--------------------------------     --------------------------------------------------------------------
Total Stock Market Index             Seeks to approximate the aggregate total return of a broad
                                     U.S. domestic equity market index by attempting to track
                                     the performance of the Wilshire 5000 Equity Index*.
--------------------------------     --------------------------------------------------------------------
Blue Chip Growth                     Seeks to achieve long-term growth of capital (current
                                     income is a secondary objective) by investing, under
                                     normal market conditions, at least 80% of the portfolio's
                                     total assets in the common stocks of large and medium-
                                     sized blue chip growth companies. Many of the stocks in
                                     the portfolio are expected to pay dividends.
--------------------------------     --------------------------------------------------------------------
U.S. Large Cap                       Seeks long-term growth of capital and income by investing
                                     the portfolio's assets, under normal market conditions,
                                     primarily in equity and equity-related securities of
                                     companies with market capitalization greater than $500
                                     million.
--------------------------------     --------------------------------------------------------------------
Core Equity                          Seeks long-term capital growth by investing, under normal
                                     market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                     The subadviser seeks to purchase securities at large
                                     discounts to the subadviser's assessment of their intrinsic value.
--------------------------------     --------------------------------------------------------------------
Strategic Value                      Seeks capital appreciation by investing, under normal
                                     market conditions, at least 65% of its net assets in common stocks and related securities of companies which the
                                     subadviser believes are undervalued in the market relative to their long term potential.
--------------------------------     --------------------------------------------------------------------
Large Cap Value                      Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in a diversified
                                     portfolio of equity securities of large cap companies located in the U.S.
--------------------------------     --------------------------------------------------------------------
Classic Value                        Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its net assets in domestic equity securities.
--------------------------------     --------------------------------------------------------------------
Utilities                            Seeks capital growth and current income (income above
                                     that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                     domestic and foreign companies in the utilities industry.
--------------------------------     --------------------------------------------------------------------
Real Estate Securities               Seeks to achieve a combination of long-term capital
                                     appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate
                                     companies.
--------------------------------     --------------------------------------------------------------------
Small Cap Opportunities              Seeks long-term capital appreciation by investing, under
                                     normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index*.
--------------------------------     --------------------------------------------------------------------

Portfolio                            Portfolio Manager
================================     ====================================
Small Cap Value                      Wellington Management Company,
                                     LLP
--------------------------------     ------------------------------------
Small Company Value                  T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------
Special Value                        Salomon Brothers Asset
(only Series II available)           Management Inc.
--------------------------------     ------------------------------------
Mid Value                            T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------
Mid Cap Value                        Lord, Abbett & Co
--------------------------------     ------------------------------------
Value                                Van Kampen
--------------------------------     ------------------------------------
All Cap Value                        Lord, Abbett & Co
--------------------------------     ------------------------------------
Growth & Income                      Independence Investment LLC
--------------------------------     ------------------------------------
500 Index B                          MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
Fundamental Value                    Davis Advisors
--------------------------------     ------------------------------------

Portfolio                            Investment Description
================================     ====================================================================
Small Cap Value                      Seeks long-term capital appreciation by investing, under
                                     normal market conditions, at least 80% of its assets in
                                     small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital
                                     appreciation.
--------------------------------     --------------------------------------------------------------------
Small Company Value                  Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in small companies
                                     whose common stocks are believed to be undervalued.
                                     Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                     investment purposes) in companies with a market
                                     capitalization that do not exceed the maximum market
                                     capitalization of any security in the Russell 2000 Index* at the time of purchase.
--------------------------------     --------------------------------------------------------------------
Special Value                        Seeks long-term capital growth by investing, under normal
(only Series II available)           circumstances, at least 80% of its net assets in common
                                     stocks and other equity securities of companies whose
                                     market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell
                                     2000 Value Index*.
--------------------------------     --------------------------------------------------------------------
Mid Value                            Seeks long-term capital appreciation by investing, under
                                     normal market conditions, primarily in a diversified mix of common stocks of mid size U.S. companies that are
                                     believed to be undervalued by various measures and offer
                                     good prospects for capital appreciation.
--------------------------------     --------------------------------------------------------------------
Mid Cap Value                        Seeks capital appreciation by investing, under normal
                                     market conditions, at least 80% of the portfolio's net assets
                                     (plus any borrowings for investment purposes) in mid-sized companies, with market capitalization of roughly $500
                                     million to $10 billion.
--------------------------------     --------------------------------------------------------------------
Value                                Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                                     with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index*.
--------------------------------     --------------------------------------------------------------------
All Cap Value                        Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                                     ranges that the subadviser believes are undervalued.
--------------------------------     --------------------------------------------------------------------
Growth & Income                      Seeks income and long-term capital appreciation by
                                     investing, under normal market conditions, primarily in a
                                     diversified mix of common stocks of large U.S. companies.
--------------------------------     --------------------------------------------------------------------
500 Index B                          Seeks to approximate the aggregate total return of a broad
                                     U.S. domestic equity market index investing, under normal
                                     market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common
                                     stocks that are included in the S&P 500 Index* and (b)
                                     securities (which may or may not be included in the S&P
                                     500 Index) that MFC Global (U.S.A.) believes as a group
                                     will behave in a manner similar to the index.
--------------------------------     --------------------------------------------------------------------
Fundamental Value                    Seeks growth of capital by investing, under normal market
                                     conditions, primarily in common stocks of U.S. companies
                                     with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.
--------------------------------     --------------------------------------------------------------------

Portfolio                            Portfolio Manager
================================     ====================================
U.S. Core                            Grantham, Mayo, Van Otterloo &
                                     Co. LLC
--------------------------------     ------------------------------------
Large Cap                            UBS Global Asset Management
--------------------------------     ------------------------------------
Quantitative Value                   MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
American Growth-Income               Capital Research Management
                                     Company
--------------------------------     ------------------------------------
Equity-Income                        T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------
American Blue Chip Income            Capital Research Management
and Growth                           Company
--------------------------------     ------------------------------------
Income & Value                       Capital Guardian Trust Company
--------------------------------     ------------------------------------
Managed                              Independence Investment LLC
                                     Capital Guardian Trust Company
                                     Declaration Management &
                                     Research LLC
--------------------------------     ------------------------------------
PIMCO VIT All Asset Portfolio        Pacific Investment Management
(a series of the PIMCO Variable      Company
Insurance Trust) (only Class M
is available for sale)
--------------------------------     ------------------------------------
Global Allocation                    UBS Global Asset Management
--------------------------------     ------------------------------------
High Yield                           Salomon Brothers Asset
                                     Management Inc.
--------------------------------     ------------------------------------

Portfolio                            Investment Description
================================     ====================================================================
U.S. Core                            Seeks long-term growth of capital and income, consistent
                                     with prudent investment risk, by investing primarily in a
                                     diversified portfolio of common stocks of U.S. issuers
                                     which the subadviser believes are of high quality.
--------------------------------     --------------------------------------------------------------------
Large Cap                            Seeks to maximize total return, consisting of capital
                                     appreciation and current income by investing, under normal circumstances, at least 80% of its net assets (plus
                                     borrowings for investment purposes, if any) in equity
                                     securities of U.S. large capitalization companies.
--------------------------------     --------------------------------------------------------------------
Quantitative Value                   Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.
--------------------------------     --------------------------------------------------------------------
American Growth-Income               Invests all of its assets in Class 2 shares of the Growth-
                                     Income Fund, a series of American Fund Insurance Series.
                                     The Growth-Income Fund invests primarily in common
                                     stocks or other securities which demonstrate the potential for appreciation and/or dividends.
--------------------------------     --------------------------------------------------------------------
Equity-Income                        Seeks to provide substantial dividend income and also long-
                                     term capital appreciation by investing primarily in
                                     dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                     dividends and capital appreciation.
--------------------------------     --------------------------------------------------------------------
American Blue Chip Income            Invests all of its assets in Class 2 shares of the Blue Chip
and Growth                           Income and Growth Fund, a series of American Fund
                                     Insurance Series. The Blue Chip Income and Growth Fund
                                     invests primarily in common stocks of larger, more
                                     established companies based in the U.S. with market
                                     capitalizations of $4 billion and above.
--------------------------------     --------------------------------------------------------------------
Income & Value                       Seeks the balanced accomplishment of (a) conservation of
                                     principal and (b) long-term growth of capital and income
                                     by investing the portfolio's assets in both equity and fixed-
                                     income securities. The subadviser has full discretion to
                                     determine the allocation between equity and fixed income
                                     securities.
--------------------------------     --------------------------------------------------------------------
Managed                              Seeks the balanced accomplishment of (a) conservation of
                                     principal and (b) long-term growth of capital and income
                                     by investing the portfolio's assets in both equity and fixed-
                                     income securities. The subadviser has full discretion to
                                     determine the allocation between equity and fixed income
                                     securities.
--------------------------------     --------------------------------------------------------------------
PIMCO VIT All Asset Portfolio        The portfolio invests primarily in a diversified mix of: (a)
(a series of the PIMCO Variable      common stocks of large and mid sized U.S. companies, and
Insurance Trust) (only Class M       (b) bonds with an overall intermediate term average
is available for sale)               maturity.
--------------------------------     --------------------------------------------------------------------
Global Allocation                    Seeks total return, consisting of long-term capital
                                     appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                     outside the U.S.
--------------------------------     --------------------------------------------------------------------
High Yield                           Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities,
                                     including corporate bonds and other fixed-income
                                     securities.
--------------------------------     --------------------------------------------------------------------

Portfolio                            Portfolio Manager
================================     ====================================
U.S. High Yield Bond                 Wells Fargo Fund Management,
                                     LLC
--------------------------------     ------------------------------------
Strategic Bond                       Salomon Brothers Asset
                                     Management Inc.
--------------------------------     ------------------------------------
Strategic Income                     Sovereign Asset Management, LLC,
                                     LLC
--------------------------------     ------------------------------------
Global Bond                          Pacific Investment Management
                                     Company
--------------------------------     ------------------------------------
Investment Quality Bond              Wellington Management Company,
                                     LLP
--------------------------------     ------------------------------------
Total Return                         Pacific Investment Management
                                     Company
--------------------------------     ------------------------------------
American Bond                        Capital Research Management Co
                                     LLC
--------------------------------     ------------------------------------
Real Return Bond                     Pacific Investment Management
                                     Company
--------------------------------     ------------------------------------
Bond Index B                         Declaration Management &
                                     Research LLC
--------------------------------     ------------------------------------

Portfolio                            Investment Description
================================     ====================================================================
U.S. High Yield Bond                 Seeks total return with a high level of current income by
                                     investing, under normal market conditions, primarily in
                                     below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                     preferred and other convertible securities and bank loans.
--------------------------------     --------------------------------------------------------------------
Strategic Bond                       Seeks a high level of total return consistent with
                                     preservation of capital by giving its subadviser broad
                                     discretion to deploy the portfolio's assets among certain
                                     segments of the fixed income market as the subadviser
                                     believes will best contribute to achievement of the
                                     portfolio's investment objective.
--------------------------------     --------------------------------------------------------------------
Strategic Income                     Seeks a high level of current income by investing, under
                                     normal market conditions, primarily in foreign government
                                     and corporate debt securities from developed and emerging
                                     markets; U.S. Government and agency securities; and U.S.
                                     high yield bonds.
--------------------------------     --------------------------------------------------------------------
Global Bond                          Seeks to realize maximum total return, consistent with
                                     preservation of capital and prudent investment
                                     management, by investing the portfolio's assets primarily in fixed income securities denominated in major foreign
                                     currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.
--------------------------------     --------------------------------------------------------------------
Investment Quality Bond              Seeks a high level of current income consistent with the
                                     maintenance of principal and liquidity, by investing in a
                                     diversified portfolio of investment grade bonds.
                                     Investments will tend to focus on corporate bonds and U.S.
                                     Government bonds with intermediate to longer term
                                     maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.
--------------------------------     --------------------------------------------------------------------
Total Return                         Seeks to realize maximum total return, consistent with
                                     preservation of capital and prudent investment
                                     management, by investing, under normal market
                                     conditions, at least 65% of the portfolio's assets in a
                                     diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally
                                     vary within a three-to six-year time frame based on the
                                     subadviser's forecast for interest rates.
--------------------------------     --------------------------------------------------------------------
American Bond                        Seeks to maximize current income and preserve capital.
--------------------------------     --------------------------------------------------------------------
Real Return Bond                     Seeks maximum return, consistent with preservation of
                                     capital and prudent investment management, by investing,
                                     under normal market conditions, at least 80% of its net
                                     assets in inflation-indexed bonds of varying maturities
                                     issued by the U.S. and non-U.S. governments and by
                                     corporations.
--------------------------------     --------------------------------------------------------------------
Bond Index B                         Seeks to track the performance of the Lehman Brothers
                                     Aggregate Index** (which represents the U.S. investment
                                     grade bond market) by investing at least 80% of its assets in securities listed in the Lehman Index.
--------------------------------     --------------------------------------------------------------------

Portfolio                            Portfolio Manager
================================     ====================================
Core Bond                            Wells Fargo Fund Management,
                                     LLC
--------------------------------     ------------------------------------
Active Bond                          Declaration Management &
                                     Research LLC
                                     Sovereign Asset Management, LLC
--------------------------------     ------------------------------------
U.S. Government Securities           Salomon Brothers Asset
                                     Management Inc.
--------------------------------     ------------------------------------
Short Term Bond                      Declaration Management &
                                     Research LLC
--------------------------------     ------------------------------------
Money Market B                       MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
Lifestyle Aggressive                 MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
Lifestyle Growth                     MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
Lifestyle Balanced                   MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
Lifestyle Moderate                   MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
--------------------------------     ------------------------------------

Portfolio                            Investment Description
================================     ====================================================================
Core Bond                            Seeks total return consisting of income and capital
                                     appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities. The
                                     subadviser invests in debt securities that the subadviser
                                     believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate
                                     sensitivity. From time to time, the portfolio may also invest in unrated bonds that the subadviser believes are
                                     comparable to investment-grade debt securities. Under
                                     normal circumstances, the subadviser expects to maintain
                                     an overall effective duration range between 4 and 5 1/2
                                     years.
--------------------------------     --------------------------------------------------------------------
Active Bond                          Seeks income and capital appreciation by investing at least
                                     80% of its assets in a diversified mix of debt securities and instruments.
--------------------------------     --------------------------------------------------------------------
U.S. Government Securities           Seeks a high level of current income consistent with
                                     preservation of capital and maintenance of liquidity, by
                                     investing in debt obligations and mortgage-backed
                                     securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such
                                     securities.
--------------------------------     --------------------------------------------------------------------
Short Term Bond                      Seeks income and capital appreciation by investing at least
                                     80% of its assets in a diversified mix of debt securities and instruments.
--------------------------------     --------------------------------------------------------------------
Money Market B                       Seeks maximum current income consistent with
                                     preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397
                                     days or less issued primarily by U. S. entities.
--------------------------------     --------------------------------------------------------------------
Lifestyle Aggressive                 Seeks to provide long-term growth of capital (current
                                     income is not a consideration) by investing 100% of the
                                     Lifestyle Trust's assets in other portfolios of the Trust
                                     which invest primarily in equity securities.
--------------------------------     --------------------------------------------------------------------
Lifestyle Growth                     Seeks to provide long-term growth of capital with
                                     consideration also given to current income by investing
                                     approximately 20% of the Lifestyle Trust's assets in other portfolios of the Trust which invest primarily in fixed
                                     income securities and approximately 80% of its assets in
                                     other portfolios of the Trust which invest primarily in
                                     equity securities.
--------------------------------     --------------------------------------------------------------------
Lifestyle Balanced                   Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                                     Lifestyle Trust's assets in other portfolios of the Trust
                                     which invest primarily in fixed income securities and
                                     approximately 60% of its assets in other portfolios of the
                                     Trust which invest primarily in equity securities.
--------------------------------     --------------------------------------------------------------------
Lifestyle Moderate                   Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                                     Lifestyle Trust's assets in other portfolios of the Trust
                                     which invest primarily in fixed income securities and
                                     approximately 40% of its assets in other portfolios of the
                                     Trust which invest primarily in equity securities.
--------------------------------     --------------------------------------------------------------------

Portfolio                            Portfolio Manager
================================     ====================================
Lifestyle Conservative               MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
Brandes International Equity         Brandes Investment Partners, LLC
--------------------------------     ------------------------------------
Turner Core Growth                   Turner Investment Partners, LLC
--------------------------------     ------------------------------------
Frontier Capital Appreciation        Frontier Capital Management
                                     Company, LLC
--------------------------------     ------------------------------------
Business Opportunity Value           Iridian Asset Management, LLC
--------------------------------     ------------------------------------

Portfolio                            Investment Description
================================     ====================================================================
Lifestyle Conservative               Seeks to provide a high level of current income with some
                                     consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in other portfolios of the Trust which invest primarily in fixed
                                     income securities and approximately 20% of its assets in
                                     other portfolios of the Trust which invest primarily in
                                     equity securities.
--------------------------------     --------------------------------------------------------------------
Brandes International Equity         Seeks long-term capital appreciation through investment in equity securities of foreign issuers, including common
                                     stocks, and securities that are convertible into common
                                     stocks.
--------------------------------     --------------------------------------------------------------------
Turner Core Growth                   Seeks long-term capital appreciation through investment
                                     mainly in common stocks of U.S. companies that the
                                     portfolio manager believes have strong earnings-growth
                                     potential.
--------------------------------     --------------------------------------------------------------------
Frontier Capital Appreciation        Seeks maximum capital appreciation through investment in
                                     common stock of U.S. companies of all states, with
                                     emphasis on stocks with capitalizations consistent with the capitalizations of those companies found in the Russell
                                     2500 Index*.
--------------------------------     --------------------------------------------------------------------
Business Opportunity Value           Seeks long-term capital appreciation through investment
                                     primariliy in equity securities of U.S. issuers in the large-to-
                                     medium capitalization segment of the U.S. stock market.
--------------------------------     --------------------------------------------------------------------

* "Standard & Poor's (R)," "S&P 500 (R)," "Standard and Poor's 500
(R)" and "S&P Mid Cap 400 (R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (R)," "Russell 2000 (R) Growth" and
"Russell 3000 (R)" are trademarks of Frank Russell Company. "Wilshire 5000
(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" and "EAFE (R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

** The Lehman Brothers Aggregate Index is a Bond Index. A Bond Index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of December 31, 2005, set out below:

     Russell 2000 Growth Index -- $26 million to $4.4 billion
     Russell 2000 Index -- $105 million to $4.4 billion
     Russell 2500 Index --  $25 million to $11.2 billion
     Russell 3000 Index -- $26 million to $370 billion
     Russell 2000 Value Index -- $41 million to $3.5 billion
     Russell Midcap Value Index -- $582 million to $18.2 billion
     Wilshire 5000 Equity Index -- $1 million to $370 billion
     MSCI All Country World ex US Index -- $419 million to $219.5 billion MSCI EAFE Index -- $419 million to $219.5 billion
     S&P Mid Cap 400 Index -- $423 million to $14.6 billion
     S&P 500 Composite Stock Price Index -- $768 million to $370 billion

Description of JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2005, John Hancock's assets were approximately $99.3 billion and it had invested approximately $1.9 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

     We have received the following ratings from independent rating agencies:

     A++ A.M.
     Best Superior companies have a very strong ability to meet their obligations; 1st category of 16

     AA+ Fitch Ratings
     Very strong capacity to meet policyholder and contract obligations; 2nd category of 24

     AA+ Standard & Poor's
     Very strong financial security characteristics; 2nd category of 21

     Aa2 Moody's
     Excellent in financial strength; 3rd category of 21

     These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of John Hancock Variable Life Account S

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of JHVLICO's other assets.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

     Our obligations under the policy's fixed investment options are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 ("1933 Act") and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment options may, however, be subject to certain generally applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums - annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are "due" are referred to as "modal processing dates." The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement").

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see "Tax considerations"). Also, we may refuse to accept any amount of an additional premium if:

     .    that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     .    by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     .    if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Servicing Office.

Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     . The tax problem resolves itself prior to the date the refund is to be made; or

     . The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

     Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed minimum death benefit feature

     This feature is available only if the insured person meets certain underwriting requirements and only if you've elected death benefit Option A and Option M (see "The death benefit" below). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "The death benefit" below), and

     . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

     The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and is "due" on each monthly deduction date. The term monthly deduction date is defined under "Procedures for issuance for a policy". On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

     No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "The death benefit" below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

     If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the policy anniversary on which default occurred. If it is reinstated more than 1 year after such policy anniversary, we will require evidence that the insured person still meets our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

     The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "The death benefit" below).

     If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The death benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit. You must choose which one you want in the application. The three death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death, or
          (2) the minimum insurance amount.

     . Option M - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit (as described below), or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A or Option M. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A or Option M than under Option B for the same premium payments.

Optional extra death benefit feature

     The optional extra death benefit is determined as follows:

     . First, we multiply your account value plus any refund of sales charges by a factor specified in the policy. The factor is based on the insured person's age on the date of calculation.

     .    We will then subtract your Total Sum Insured.

     This feature may result in the Option M death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of sales charge deducted from premiums and from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

     Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

     If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations").

The minimum insurance amount

     In order for a policy to qualify as life insurance under federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under federal tax law - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. The guideline premium and cash value corridor test cannot be elected if Option M is chosen as the death benefit option. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date (plus any refund of sales charges that might be due if the policy were surrendered on that date) by the death benefit factor applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date (plus any refund of sales charges that might be due if the policy were surrendered on that date) by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. Regardless of which test you elect, a table showing the required death benefit factor for each policy year will appear in the policy.

     As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax considerations"). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Requesting an increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, we may approve an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of certain policy transactions" below.

Requesting a decrease in coverage

     The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:

     .    the remaining Total Sum Insured will be at least $100,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of certain policy transactions" below.

Change of death benefit option

     At any time, you may request to change your coverage from death benefit Option B to Option A. Our administrative systems do not currently permit any other change of death benefit option. Such changes may be permitted in the future, but that is not guaranteed.

Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve the request:

     .    Total Sum Insured decreases

     .    Additional Sum Insured increases

     .    Change of death benefit option from Option B to Option A

     . Any other change of death benefit option, when and if permitted by our administrative rules (see "Change of death benefit option" above)

Tax consequences of coverage changes

     Please read "Tax considerations" to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     .    Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     .    Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     .    Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments." We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the Allocation Date. (See "Processing premium payments".)

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of charges at the policy level." We calculate the unit values for each investment account once every business day. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, which is usually the close of day-time trading on the New York Stock Exchange, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the mortality and expense risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

     Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern Time) to the close of that business day (usually 4:00 p.m. Eastern Time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits:
(i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     The most you can transfer at any one time out of the fixed account is the greater of (i) $2,000, or (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount in the fixed account on the immediately preceeding policy anniversary. Any transfer which involves a transfer out of a fixed account option may not involve a transfer to the Money Market B investment account.

     If we change any of the above rules relating to transfers, we will notify you of the change.

     Transfers out of a fixed investment option are currently subject to the following restrictions:

     .    You can only make such a transfer once in each policy year.

     . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

     .    The most you can transfer at any one time is the greater of (i) $500,
          (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

     We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

     If there is a default as described in the "Lapse and reinstatement" provision and a "grace period" is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Surrender and partial withdrawals

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt plus, if surrender occurs in the first three policy years, a refund of all sales charges deducted within 365 days prior to the date of surrender. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value"). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "The death benefit") and under the guaranteed minimum death benefit feature (see "Guaranteed death benefit feature"). Under Option A or Option M, such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described under "Lapse and reinstatement". The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

     You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement".) The maximum amount you can borrow is equal to 90% of your account value.

     The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 4.5% in the first 20 policy years and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your JHVLICO representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

     You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

     The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan equals or exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations").

Description of charges at the policy level

Deductions from premium payments

     . Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

     . DAC tax charge - A charge to cover the increased federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

     . Sales charge - A charge to help defray our sales costs. The current charge is 9% of premiums received in each of the first 10 policy years up to the Target Premium, 3% of premiums received in each of policy years 11 through 20 up to the Target Premium, and 0% of premiums received in each policy year thereafter up to the Target Premium. We reserve the right to increase the percentages for policy years 11 through 20 and thereafter up to 5% and 3%, respectively. Because policies of this type were first offered in 1994, the lower current rates after the tenth policy year are not yet applicable to any policy. No charge is currently deducted from premiums received in excess of the Target Premium, but we reserve the right to impose such a charge of up to 3% of such excess premiums received in any policy year. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

     . Optional enhanced cash value rider charge - A charge imposed if you elect this rider. The charge is .50% of premiums received in each of the first seven policy years. The charge is imposed on premiums received in each policy year up to an amount equal to the Target Premium times the ratio of the Total Sum Insured at issue divided by the Basic Sum Insured at issue.

Deductions from account value

     . Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar charge of $12.50 deducted only during the first three policy years, and (2) a charge per $1,000 of Basic Sum Insured at issue that varies by age and that is deducted only during the first ten policy years. Both parts of this charge will appear in the "Policy Specifications" section of the policy. As an example, the second part of this monthly charge for a 45 year old is 17(cent) per $1,000 Basic Sum Insured.

     . Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $4 (currently $2.50), and (2) a charge of up to 6(cent) per $1,000 of Basic Sum Insured at issue (currently 2(cent) per $1,000 of Basic Sum Insured at issue).

     . Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person`s attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date). Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.

     . M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .05% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .40%.

     . Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1(cent) per $1,000 of Basic Sum Insured and is guaranteed not to exceed 2(cent) per $1,000 of Basic Sum Insured. Because policies of this type were first offered in 1994, this charge is not yet applicable to any policy at the current rate.

     . Optional benefits charge - Monthly charges for any optional insurance benefits added to the policy by means of a rider (other than the enhanced cash value rider). We currently do not offer any rider for which such a charge is made, but we may offer such riders in the future.

     . Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20.

Additional information about how certain policy charges work

Sales expenses and related charges

     The sales charges help to compensate us for the cost of selling our policies. (See "Description of charges at the policy level".) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $9,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $4,500. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations".)

Method of deduction

     We deduct the monthly charges described in the Fee Tables section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for the DAC tax charge, we currently make no charge for our federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under "Fee Tables") are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.45% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. We may change rider charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. As of the date of this prospectus, only the optional enhanced cash value rider is available.

     . Optional enhanced cash value rider - In the application for the policy, you may elect to purchase the enhanced cash value rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first seven policy years. The amount of the benefit will be shown in the "Policy Specifications" section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes." No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Total Sum Insured at issue of $50,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards."

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Minimum initial premium

     The Minimum Initial Premium must be received by us at our Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     .    The policy is delivered to and received by the applicant.

     .    The Minimum Initial Premium is received by us.

     . The insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue". That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the federal tax laws and is in compliance with any changes in federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     .    Combining or removing investment options

     .    Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term "you" appears in this prospectus, we've assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     .    Borrow or withdraw amounts you have in the investment options

     .    Change the beneficiary who will receive the death benefit

     .    Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

     You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     .    10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

     .    45 days after the date Part A of the application has been completed.

     This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     .    loans

     .    surrenders or partial withdrawals

     .    change of death benefit option

     .    increase or decrease in Total Sum Insured

     .    change of beneficiary

     .    election of payment option for policy proceeds

     .    tax withholding elections

     .    election of telephone transaction privilege.

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and facsimile transactions" below):

     .    transfers of account value among investment options

     .    change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person`s death and related documentation to our Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

     If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-7008. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment options under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     Through JH Distributors, John Hancock pays compensation to broker-dealers for the promotion and sale of the policies. The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy. (See "Description of charges at the policy level".)

     A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to policies that have already been purchased.

Standard compensation

     The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed the following schedule: policy year 1, 19.5% of the premium paid up to the first tier and 3.25% of any excess premiums; policy years 2-5, 16.5% of the premium paid to the first tier and 3.25% of any excess premiums; policy years 6-10, 15.0% of the premium paid up to the first tier and 3.0% of any excess premiums; and policy years 11+, 3.0% of the premium paid to the first tier and 2.0% of any excess premiums. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

Additional compensation and revenue sharing

     To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker-dealers may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, JH Distributors and is affiliates may contribute to, as well as sponsor, various educational programs, sales contests, and/or other promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash or other rewards.

     These arrangements will not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Differential compensation

     Compensation negotiated and paid by JHVLICO pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable policies or contracts. These compensation arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may be motivated to sell the policies of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy.

Tax considerations

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

     The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the policy in any such arrangment, the value of which depends in part on the tax consequences, is contemplated, a qualified tax adviser should be consulted for advise on the tax attributes of the particular arrangement.

General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. (See "Other policy distributions" below.) Amounts you borrow are generally not taxable to you. (See "Policy loans" below.)

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

Policy death benefit proceeds

     We expect the policy to receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with Section 7702.

     If the policy complies with Section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under
Section 101 of the Code.

Other policy distributions

     Increases in policy value as a result of interest or investment experience will not be subject to federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner in order for the policy to continue to comply with the Section 7702 definitional limits. Changes that reduce benefits include partial withdrawals and death benefit option changes. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in Section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocabale trust, the death benefit will be includible in his or her estate for purposes of the federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the account value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy loans

     We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds` prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

     . First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

     . Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

     . Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

          . is made on or after the date on which the policy owner attains age 59 1/2;

          .    is attributable to the policy owner becoming disabled; or

          . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

     Moreover, if benefits under a policy are reduced (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under life insurance policy issued by a United States company is U.S.-source income that is subject to United States federal income tax.

Life insurance purchases by non-resident aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

     The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

     The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

     In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

                         JHVLICO SERVICING OFFICE

          Express Delivery                     Mail Delivery
          ----------------                     -------------
         Specialty Products                    P.O. Box 192
       197 Clarendon Street, C-6             Boston, MA 02117
          Boston, MA 02117

               Phone:                              Fax:
               ------                              ----
           1-800-521-1234                       617-572-7008

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

940 Act File No 811-7782-1933 Act File No. 33-79108

                       Statement of Additional Information
                                dated May 1, 2006

                                for interests in
          John Hancock Variable Life Separate Account S ("Registrant")

                       Interests are made available under

                            VARIABLE MASTER PLAN PLUS

     a flexible premium variable universal life insurance policy issued by

    JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO" or "DEPOSITOR") This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

                                TABLE OF CONTENTS

Contents of this SAI                                         Page No.
Description of the Depositor ........................           2
Description of the Registrant .......................           2
Services ............................................           2
Independent Registered Public Accounting Firm .......           2
Principal Underwriter/Distributor ...................           3
Additional Information About Charges ................           4
Financial Statements of Registrant and Depositor

Description of the Depositor

     Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02116. We are authorized to transact life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We are also subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2005, John Hancock's assets were approximately $99.3 billion and it had invested approximately $1.9 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

     Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant". In this case, the Registrant is John Hancock Variable Life Separate Account S (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of "separate account" under the federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

     Administration of policies issued by JHVLICO and of registered separate accounts organized by JHVLICO may be provided by John Hancock Life Insurance Company, John Hancock Life Insurance Company of New York or other affiliates. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

     Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

     The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Principal Underwriter/Distributor

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     Signator Investors, Inc. ("Signator"), a Delaware corporation that we control, was the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus until April 29, 2006.

     The aggregate dollar amount of underwriting commissions paid to Signator in 2005, 2004 and 2003 was $93,963,035, $92,498,645, and $78,933,828, respectively.
Signator did not retain any of these amounts during such periods.

     The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed the following schedule: Policy year 1, 19.5% of the premium paid up to the first tier and 3.25% of any excess premiums; Policy years 2-5, 16.5% of the premium paid to the first tier and 3.25% of any excess premiums; Policy years 6-10, 15.0% of the premium paid up to the first tier and 3.0% of any excess premiums; and Policy years 11+, 3.0% of the premium paid p to the first tier and 2.0% of any excess premiums. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

     The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

     Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms. The terms of such arrangements may differ among broker-dealer firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  . Fixed dollar payments: The amount of these payments varies widely. JH
    Distribuors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distribuors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

  . Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distribuors makes these payments on a periodic basis.

  . Payments based upon "assets under management": These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distribuors makes these payments on a periodic basis.

     Signator Investors, Inc. may pay its registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

     A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

     The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. JHVLICO reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which JHVLICO believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. JHVLICO may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm................... F-2

Audited Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2005 and 2004.............. F-3

Consolidated Statements of Income for the year ended December 31, 2005, the periods April 29, 2004 through December 31, 2004 (Company) and
January 1, 2004 through April 28, 2004 and the year ended December 31,
2003 (Predecessor Company)................................................ F-5

Consolidated Statements of Changes in Shareholder's Equity and
Comprehensive Income for the year ended December 31, 2005, the periods
April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 and the year ended December 31, 2003 (Predecessor
Company).................................................................. F-6

Consolidated Statements of Cash Flows for the year ended December 31,
2005, the periods from April 29, 2004 through December 31, 2004 (Company)
and January 1, 2004 through April 28, 2004 and the year ended
December 31, 2003 (Predecessor Company)................................... F-8

Notes to Consolidated Financial Statements................................ F-10

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheet of John Hancock Variable Life Insurance Company as of December 31, 2005, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the year ended December 31, 2005. We have also audited the consolidated balance sheet as of December 31, 2004 and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows of the company for the periods April 29, 2004 through December 31, 2004 and for the predecessor company for the period January 1, 2004 through April 28, 2004 and for the year ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2005 and 2004 and the consolidated results of their operations and their cash flows for the year ended December 31, 2005 and the period April 29, 2004 through December 31, 2004, and the consolidated results of operations and its cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004 and for the year ended December 31, 2003 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts. In 2003 the predecessor company changed its method of accounting for participating pension contracts and modified coinsurance contracts.

                                          /s/ ERNST & YOUNG, LLP

Boston, Massachusetts
March 21, 2006

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                               December 31,
                                                            -------------------
                                                              2005      2004
                                                            --------- ---------
                                                               (in millions)
Assets

Investments
Fixed maturities:
   Available-for-sale - at fair value
     (cost: 2005 - $ 4,258.7, 2004 - $ 4,031.3)............ $ 4,231.5 $ 4,098.4
Equity securities:
   Available-for-sale - at fair value
     (cost: 2005 - $36.1; 2004 - $ 73.6)...................      36.2      74.1
Mortgage loans on real estate..............................   1,137.5   1,061.8
Real estate................................................     165.5      14.7
Policy loans...............................................     415.9     387.1
Other invested assets......................................     290.3     349.4
                                                            --------- ---------
   Total Investments.......................................   6,276.9   5,985.5

Cash and cash equivalents..................................     209.6     100.4
Accrued investment income..................................      39.1      55.5
Premiums and accounts receivable...........................       5.4       7.5
Goodwill...................................................     410.8     410.8
Value of business acquired.................................   1,323.2   1,262.8
Intangible assets..........................................     216.5     218.6
Deferred policy acquisition costs..........................     339.7     105.9
Reinsurance recoverable....................................     326.7     253.5
Other assets...............................................     163.7     200.3
Separate account assets....................................   7,496.9   7,335.7
                                                            --------- ---------
   Total Assets............................................ $16,808.5 $15,936.5
                                                            ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                               December 31,
                                                           --------------------
                                                              2005      2004
                                                           ---------  ---------
                                                              (in millions)
Liabilities and Shareholder's Equity

Liabilities
Future policy benefits.................................... $ 6,346.7  $ 5,764.7
Policyholders' funds......................................       3.6        3.5
Unearned revenue..........................................     104.3       28.4
Unpaid claims and claim expense reserves..................      63.9       46.1
Dividends payable to policyholders........................       0.9        0.7
Income taxes..............................................     392.8      314.0
Other liabilities.........................................     403.7      408.7
Separate account liabilities..............................   7,496.9    7,335.7
                                                           ---------  ---------
   Total Liabilities......................................  14,812.8   13,901.8

Shareholder's Equity
Common stock; $50 par value; 50,000 shares authorized and
  outstanding.............................................       2.5        2.5
Additional paid in capital................................   1,945.2    1,905.5
Retained earnings.........................................      60.8       93.3
Accumulated other comprehensive (loss) income.............     (12.8)      33.4
                                                           ---------  ---------
   Total Shareholder's Equity.............................   1,995.7    2,034.7
                                                           ---------  ---------
   Total Liabilities and Shareholder's Equity............. $16,808.5  $15,936.5
                                                           =========  =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                             Company               Predecessor Company
                                                   --------------------------  ---------------------------
                                                                 Period from     Period from
                                                                April 29, 2004 January 1, 2004
                                                    Year ended     Through         through      Year ended
                                                   December 31,  December 31,     April 28,    December 31,
                                                       2005          2004           2004           2003
                                                   ------------ -------------- --------------- ------------
                                                                        (in millions)
Revenues
   Premiums.......................................    $ 80.8        $ 47.7         $ 24.0         $ 63.1
   Universal life and investment-type product
     charges......................................     274.0         170.3           80.6          245.1
   Net investment income..........................     320.8         194.6          112.9          316.3
   Net realized investment and other gains
     (losses).....................................      11.0         (24.3)          (3.4)         (30.2)
   Investment management revenues, commissions
     and other fees...............................     111.5          78.3           51.7          122.6
   Other revenue..................................       0.3            --            0.1            0.2
                                                      ------        ------         ------         ------
       Total revenues.............................     798.4         466.6          265.9          717.1

Benefits and expenses
   Benefits to policyholders......................     415.6         220.1          126.4          333.8
   Other operating costs and expenses.............     110.8          79.7           36.1           95.4
   Amortization of deferred policy acquisition
     costs and value of business acquired.........      43.8          12.9           30.8          100.4
   Dividends to policyholders.....................      19.7          12.8            6.2           17.5
                                                      ------        ------         ------         ------
       Total benefits and expenses................     589.9         325.5          199.5          547.1

Income before income taxes and cumulative effect
  of accounting changes...........................     208.5         141.1           66.4          170.0
Income taxes......................................      66.0          47.8           21.7           55.8
                                                      ------        ------         ------         ------
Income before cumulative effect of accounting
  changes.........................................     142.5          93.3           44.7          114.2

Cumulative effect of accounting changes, net of
  tax.............................................        --            --           (3.0)          (6.5)
                                                      ------        ------         ------         ------
Net income........................................    $142.5        $ 93.3         $ 41.7         $107.7
                                                      ======        ======         ======         ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                           AND COMPREHENSIVE INCOME

                                                                                   Accumulated
                                                                                      Other         Total
                                                  Common   Additional    Retained Comprehensive Shareholder's Outstanding
                                                  Stock  Paid In Capital Earnings Income (Loss)    Equity       Shares
                                                  ------ --------------- -------- ------------- ------------- -----------
                                                         (in millions, except for shares outstanding)         (thousands)
Predecessor Company
Balance at January 1, 2003                        $ 2.5     $  572.4     $ 492.6     $ 21.4       $ 1,088.9       50.0
   Comprehensive income:
       Net income................................                          107.7                      107.7
       Other comprehensive income, net of
         tax:
          Net unrealized gains...................                                      56.2            56.2
                                                                                                  ---------
   Comprehensive income..........................                                                     163.9
                                                  -----     --------     -------     ------       ---------      -----
Balance at December 31, 2003                      $ 2.5     $  572.4     $ 600.3     $ 77.6       $ 1,252.8       50.0
                                                  =====     ========     =======     ======       =========      =====
   Comprehensive income:
       Net income................................                           41.7                       41.7
       Other comprehensive income, net of
         tax:
          Net unrealized gains...................                                      11.2            11.2
                                                                                                  ---------
   Comprehensive income..........................                                                      52.9
                                                  -----     --------     -------     ------       ---------      -----
Balance at April 28, 2004                         $ 2.5     $  572.4     $ 642.0     $ 88.8       $ 1,305.7       50.0
                                                  =====     ========     =======     ======       =========      =====
Acquisition by Manulife Financial
  Corporation Sale of shareholder's equity....... $(2.5)    $ (572.4)    $(642.0)    $(88.8)      $(1,305.7)     (50.0)
       Manulife Financial Corporation
         purchase price..........................   2.5      1,905.5          --         --         1,908.0       50.0
                                                  -----     --------     -------     ------       ---------      -----
Company
                                                  -----     --------     -------     ------       ---------      -----
Balance at April 29, 2004                         $ 2.5     $1,905.5          --         --       $ 1,908.0       50.0
                                                  =====     ========     =======     ======       =========      =====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                    AND COMPREHENSIVE INCOME - (CONTINUED)

                                                                                       Accumulated
                                                                                          Other         Total
                                                      Common   Additional    Retained Comprehensive Shareholder's Outstanding
                                                      Stock  Paid In Capital Earnings Income (Loss)    Equity       Shares
                                                      ------ --------------- -------- ------------- ------------- -----------
                                                             (in millions, except for shares outstanding)         (thousands)
Company
Balance at April 29, 2004............................  $2.5     $1,905.5     $    --     $   --       $1,908.0       50.0

   Comprehensive income:
       Net income....................................                           93.3                      93.3
       Other comprehensive income, net of tax:
          Net unrealized gains.......................                                      33.4           33.4
                                                                                                      --------
   Comprehensive income..............................                                                    126.7
                                                       ----     --------     -------     ------       --------       ----
Balance at December 31, 2004.........................  $2.5     $1,905.5     $  93.3     $ 33.4       $2,034.7       50.0
                                                       ====     ========     =======     ======       ========       ====
Manulife Financial Corporation purchase price
  reallocation.......................................               39.7                                  39.7
   Comprehensive income:
       Net income....................................                          142.5                     142.5
       Other comprehensive income, net of tax:
          Net unrealized losses......................                                     (45.5)         (45.5)
          Net accumulated losses on cash flow
            hedges...................................                                      (0.7)          (0.7)
                                                                                                      --------
   Comprehensive income..............................                                                     96.3

Dividends paid to Parent.............................                         (175.0)                   (175.0)
                                                       ----     --------     -------     ------       --------       ----
Balance at December 31, 2005.........................  $2.5     $1,945.2     $  60.8     $(12.8)      $1,995.7       50.0
                                                       ====     ========     =======     ======       ========       ====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                 Company               Predecessor Company
                                                       --------------------------  ---------------------------
                                                                     Period from     Period from
                                                                    April 29, 2004 January 1, 2004
                                                        Year ended     Through         through      Year ended
                                                       December 31,  December 31,     April 28,    December 31,
                                                           2005          2004           2004           2003
                                                       ------------ -------------- --------------- ------------
                                                                            ( in millions)
Cash flows from operating activities:
   Net income.........................................  $   142.5      $  93.3         $  41.7      $   107.7
       Adjustments to reconcile net income to net
         cash provided by operating activities:
       Amortization of premium (discount) - fixed
         maturities...................................       52.5         45.5            (4.6)         (10.7)
       Net realized investment and other (gains)
         losses.......................................      (11.0)        24.3             3.4           30.2
       Change in accounting principle.................         --           --             3.0            6.5
       Change in deferred policy acquisition
         costs and value of business acquired.........     (178.6)       (97.6)          (11.7)         (54.1)
       Depreciation and amortization..................        2.5          2.8             0.5            0.9
       Decrease (increase) in accrued investment
         income.......................................       15.3         28.2           (13.5)          (0.1)
       Decrease (increase) in premiums and and
         accounts receivable..........................        2.1         (3.8)            0.8           (0.7)
       (Increase) decrease other assets and other
         liabilities, net.............................       (3.7)        44.7           (47.4)         (71.9)
       Increase in policy liabilities and
         accruals, net................................      598.9        371.1           240.8          817.4
       Increase in income taxes.......................       94.1         20.7             9.0           38.6
                                                        ---------      -------         -------      ---------
       Net cash provided by operating activities......      714.6        529.2           222.0          863.8

Cash flows used in investing activities:
   Sales of:
       Fixed maturities available-for-sale............      589.8        208.5            88.8          690.1
       Equity securities available-for-sale...........      200.2         26.2            14.9           38.3
       Real estate....................................        1.1           --             2.1            5.8
       Other invested assets..........................      118.5         31.4             7.0           31.6
   Maturities, prepayments and scheduled
     redemptions of:
       Fixed maturities held-to-maturity..............         --           --             0.5            4.1
       Fixed maturities available-for-sale............      163.8        175.0           105.6          241.1
       Mortgage loans on real estate..................      185.5         53.6            26.2          102.9
   Purchases of:
       Fixed maturities held-to-maturity..............         --           --              --           (1.1)
       Fixed maturities available-for-sale............   (1,047.0)      (667.1)         (256.0)      (1,625.0)
       Equity securities available-for-sale...........     (141.3)       (14.2)          (17.9)         (60.4)
       Real estate....................................     (151.6)          --            (0.1)          (0.2)
       Other invested assets..........................      (29.2)       (23.9)         (199.6)         (83.8)
   Mortgage loans on real estate issued...............     (272.5)      (161.3)          (60.0)        (321.4)
   Other, net.........................................      (47.7)         6.9           (75.2)         (11.0)
                                                        ---------      -------         -------      ---------
       Net cash used in investing activities..........  $  (430.4)     $(364.9)        $(363.7)     $  (989.0)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                               Company               Predecessor Company
                                                     --------------------------  ---------------------------
                                                                   Period from     Period from
                                                                  April 29, 2004 January 1, 2004
                                                      Year ended     Through         through      Year ended
                                                     December 31,  December 31,     April 28,    December 31,
                                                         2005          2004           2004           2003
                                                     ------------ -------------- --------------- ------------
                                                                          (in millions)
Cash flows from financing activities:
   Dividends paid to Parent.........................   $(175.0)           --             --             --
   Issuance of short-term debt......................        --            --           88.0             --
   Repayment of short-term debt.....................        --         (80.0)          (8.0)            --
                                                       -------        ------         ------        -------
   Net cash (used in) provided by financing
     activities.....................................    (175.0)        (80.0)          80.0             --
                                                       -------        ------         ------        -------
   Net increase (decrease) in cash and cash
     equivalents....................................     109.2          84.3          (61.7)        (125.2)

Cash and cash equivalents at beginning of period....     100.4          16.1           77.8          203.0
                                                       -------        ------         ------        -------
Cash and cash equivalents at end of period..........   $ 209.6        $100.4         $ 16.1        $  77.8
                                                       =======        ======         ======        =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1- Change of Control

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of JHFS that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). Since April 28, 2004, the Company and John Hancock all operate as subsidiaries of Manulife as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand. The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of the JHFS' shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules.

The purchase equation was finalized for a reallocation between the various JHFS entities due to a change in the estimated fair valuation of the entities during the second quarter of 2005. The adjustments made to the Company's balance sheet are comprised of:

  .   Refinement of policy liability valuation models; and

  .   Other refinement of fair values

Refinement of policy liability valuation models include refinements to models and the investment strategies reflected in those models, harmonization of assumptions and assumption changes as a result of further analysis of pre-acquisition experience.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Change of Control - (continued)

The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition and has been updated for the finalization of the purchase equation in the second quarter of 2005 (in millions):

                                                    Fair Value  Final Purchase
 As of April 28, 2004                   As Reported Adjustments    Equation
 --------------------                   ----------- ----------- --------------
 Assets
 Total investments.....................  $ 5,572.4    $(20.1)     $ 5,552.3
 Goodwill..............................      410.8        --          410.8
 Value of business acquired............    1,289.4      86.9        1,376.3
 Intangible assets.....................      219.1        --          219.1
 Cash and cash equivalents.............       16.1        --           16.1
 Reinsurance recoverable, net..........      197.5        --          197.5
 Other assets acquired.................      290.6        --          290.6
 Separate account assets...............    6,838.8        --        6,838.8
                                         ---------    ------      ---------
 Total assets acquired.................  $14,834.7    $ 66.8      $14,901.5
                                         =========    ======      =========
 Liabilities:
 Policy liabilities....................  $ 5,335.3    $   --      $ 5,335.3
 Deferred tax liability................      293.0        --          293.0
 Other liabilities.....................      459.6      27.1          486.7
 Separate accounts.....................    6,838.8        --        6,838.8
                                         ---------    ------      ---------
 Total liabilities assumed.............  $12,926.7    $ 27.1      $12,953.8
                                         =========    ======      =========
 Net assets acquired...................  $ 1,908.0    $ 39.7      $ 1,947.7
                                         =========    ======      =========

Goodwill of $410.8 million has been allocated to the Company's business and geographic segments, see Note 12-Goodwill and Other Intangible Assets. Of the $410.8 million in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 12-Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $219.1 million resulting from the acquisition consist of the John Hancock brand name and distribution network. Refer to Note 12 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 2 - Summary of Significant Accounting Policies

Business

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The accompanying financial statements as of December 31, 2005 and 2004 and for the year ended December 31, 2005 and the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that were required as a result of the merger with Manulife. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Manulife Insurance Company. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, or performs other transactions with them or provides services for them.

Investments

At December 31, 2005, the Company classifies its debt and equity investment securities into one category: available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale. Fixed maturity investments classified as available-for-sale are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constand effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a first in, first out basis where the first security purchased is the first security sold.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions. The premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2005, the Company's DAC was deemed recoverable. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. Total amortization of DAC was $(9.1) million for the year ended December 31, 2005 and was $3.6 million and $30.5 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively, and was $99.4 million for the year ended December 31, 2003.

Amortization of DAC is allocated to: (1) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (2) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits relating to policies and contracts in force.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 7 - Reinsurance below for additional disclosures regarding reinsurance.

Goodwill and Other Intangible Assets.

In JHFS' merger with Manulife, the Company de-recognized its intangible assets which consisted of value of business acquired (VOBA). Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill and brand name, and recognized new amortizable intangible assets including VOBA and distribution networks. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 - Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to
Note 12 - Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, and from 2.0% to 6.0% for individual annuity liabilities.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 4.0% to 8.5% for universal life products.

Participating Insurance

Participating business represents approximately 2.5% and 4.5% of the Company's life insurance in-force at December 31, 2005 and 2004, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 6 - Income Taxes for additional disclosures on this topic

Cumulative Effect of Accounting Changes

   Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

The Company adopted SOP 03-1 on January 1, 2004, which resulted in a decrease in shareholder's equity of $3.0 million (net of tax of $1.6 million). The Company recorded a decrease in net income of $3.0 million (net of tax benefit of $1.6 million) which is presented as the cumulative effect of an accounting change. The Company also reclassified $45.7 million in separate account assets and liabilities to the corresponding general account balance sheet accounts. See Recent Accounting Pronouncements below for further discussion.

   FASB Derivatives Implementation Group Issue No. B36--Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

The Company adopted DIG B36 on October 1, 2003, which resulted in a reduction in net income of $6.5 million (net of tax of $3.5 million) which was recorded as the cumulative effect of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting
Pronouncements section below.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standard No. 155, Accounting for Certain Hybrid Instruments ("SFAS No. 155")

In February, 2006, the FASB issued SFAS No. 155 which is an amendment of FASB Statements No. 133 and 140 and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying and eliminating exceptions to the accounting for them. SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS No. 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS No 155 will be effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. The Company is evaluating the impact on its consolidated financial position and results of operations of adopting SFAS 155.

   Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("ACSEC")of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and charged off to expense.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Retrospective adoption is not permitted. The Company is not able to estimate the impact on its consolidated financial position and results of operations of adopting SOP 05-1.

   Statement of Financial Standards No. 154 - Accounting Changes and Error Corrections--a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS No. 154")

In May, 2005, the Financial Accounting Standards Board ("FASB") issued SFAS No 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in APB Opinion No. 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferability.

SFAS No. 154 will be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

   FASB Interpretation No. 46 (revised December 2003) - Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 ("FIN 46R")

In December, 2003, the FASB issued FIN 46R which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interests are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R were applied at December 31, 2003 for entities considered to be special purpose entities
(SPEs), and applied at March 31, 2004 for non-SPE entities.

The Company has determined that it is not the primary beneficiary of any VIE with which it has any relationship. The Company also estimates that none of its relationships with VIEs are significant to the Company.

   Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1")

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued SOP 03-1. SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders. Refer to Note 13- Certain Separate Accounts for additional disclosures required by SOP 03-1. Refer to Cumulative Effect of Account Changes above for presentation of the impact of adoption of SOP 03-1.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

   SFAS No. 150 - Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS No. 150")

In May 2003, the Financial Accounting Standards Board (FASB) issued SFAS
No. 150. SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

   SFAS No. 149 - Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities ("SFAS No. 149")

In April 2003, the FASB issued SFAS No. 149. SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation
No. 45--"Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

   FASB Derivatives Implementation Group Issue No. B36--Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("DIG B36")

In April 2003, the FASB's Derivatives Implementation Group (DIG) released DIG B36. DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $10.5 million based on the fair value of the assets underlying these contracts. Of this total liability, $5.6 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. The adoption of DIG B36 resulted in a decrease in earnings of $6.5 million (net of tax of $3.5 million) as of October 1, 2003 which the Company recorded through net income as a cumulative effect of an accounting change.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's consolidated balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's consolidated statements of income. John Hancock charged the Company a service fee of $181.2 million for the year ended December 31, 2005. John Hancock charged the Company a service fee of $105.5 million for the period from April 29, 2004 through December 31, 2004 and $50.6 million for the period from January 1, 2004 through April 28, 2004. John Hancock charged the Company a service fee of $144.3 million for the year ended December 31, 2003. As of December 31, 2005 and 2004, respectively, the Company owed John Hancock $63.3 million and $15.3 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $7.7 million for the year ended December 31, 2005. In connection with this agreement, John Hancock transferred to the Company $7.1 million for the period from April 29, 2004 through December 31, 2004 and $5.0 million for the period from January 1, 2004 through April 28, 2004. In connection with this agreement, John Hancock transferred to the Company $20.7 million for the year ended December 31, 2003. This agreement increased the Company's gain from operations by $4.2 million for the year ended December 31, 2005. This agreement increased the Company's gain from operations by $6.8 million in the period from April 29, 2004 through December 31, 2004 and decreased the gain from operations by $1.2 million in the period from January 1, 2004 through April 28, 2004. This agreement decreased the Company's gain from operations by $5.0 million for the year ended
December 31, 2003.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $107.7 million and $111.6 million as of December 31, 2005 and 2004, respectively. This agreement had no impact on the Company's results of operations.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million from the Company for the year ended December 31, 2005. John Hancock received $0.5 million from the Company for the period from April 29, 2004 through December 31, 2004 and $0.3 million for the period from January 1, 2004 through April 28, 2004. John Hancock received $0.8 million from the Company for the year ended December 31, 2003. This agreement decreased the Company's gain from operations by $0.8 million for the year ended December 31, 2005. This agreement decreased the Company's gain from operations by $0.5 million for the period from April 29, 2004 through December 31, 2004 and by $0.3 million for the period from January 1, 2004 through April 28, 2004. This agreement decreased the Company's gain from operations by $0.8 million for the year ended December 31, 2003.

At December 31, 2005 and 2004, the Company had a $250.0 million line of credit with JHFS. At December 31, 2005 and 2004, the Company had no outstanding borrowings under this agreement.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the SEC. The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to these fixed investment period options that contain a market value adjustment feature as "MVAs."

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company's obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, Manulife provided a similar guarantee, both with respect to MVAs outstanding at that time and to

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY those to be issued subsequently. JHFS will continue to guarantee MVAs that were outstanding before June 29, 2005, and JHFS and Manulife will be jointly and severally liable under such guarantees. However, JHFS will not guarantee MVAs issued on or after June 29, 2005.

Manulife's guarantee of the MVAs is an unsecured obligation of Manulife, and is subordinated in the right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife's guarantee of the MVAs. The Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 in 2003 and JHFS reported condensed consolidating financial information regarding the Company in JHFS' quarterly and annual reports from 2003 to May 2005. Manulife now reports condensed consolidating financial information regarding the Company in Manulife's quarterly and annual reports.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $17.3 million and credits of $11.4 million and $6.0 million in 2005, 2004 and 2003, respectively.

During the fourth quarter of 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Co Ltd. The risks reinsured under this Agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance Policies. The Company entered into this Agreement to facilitate the capital management process. Premiums ceded were $9.2 million and $23.5 million for the years ended December 31, 2005 and 2004, respectively. The reinsurance recoverable was $35.3 million and $24.3 million at December 31, 2005 and 2004, respectively. The reinsurance premiums and reinsurance recoverables are included in the Company's consolidated balance sheets and consolidated statements of income.

The Company participates in a liquidity pool of its affiliate John Hancock Life Insurance Company (U.S.A.) as set forth in the terms of the Liquidity Pool and Loan Facility Agreements, which became effective May 27, 2005. The maximum aggregate amount that the Company can invest into this Liquidity Pools is $136.0 million. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

The Company made a dividend payment in the amount of $175.0 million to John Hancock in 2005.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                                  Period from  Period from
                                                                    April 29    January 1
                                                      Year ended    through      through    Year ended
                                                     December 31, December 31,  April 28,  December 31,
                                                         2005         2004        2004         2003
                                                     ------------ ------------ ----------- ------------
                                                                       (in millions)
Net Investment Income
   Fixed maturities.................................    $225.5       $138.1      $ 85.0       $242.3
   Equity securities................................       1.5          0.5         0.3          0.8
   Mortgage loans on real estate....................      54.9         34.7        19.8         52.4
   Real estate......................................       4.5          2.7         0.3          4.6
   Policy loans.....................................      21.3         13.5         6.0         20.3
   Short-term investments...........................       4.4          0.8         0.2          1.2
   Other............................................      17.6          9.9         3.2          6.8
                                                        ------       ------      ------       ------
   Gross investment income..........................     329.7        200.2       114.8        328.4

       Less investment expenses.....................       8.9          5.6         1.9         12.1
                                                        ------       ------      ------       ------
Net investment income...............................    $320.8       $194.6      $112.9       $316.3
                                                        ======       ======      ======       ======

Net realized investment and other gains (losses)
   Fixed maturities.................................    $ (1.5)      $  2.0      $  4.5       $(10.3)
   Equity securities................................       1.9          1.6         0.8          3.6
   Mortgage loans on real estate and real estate to
     be disposed of.................................       0.8         (3.3)       (0.7)        (3.2)
   Derivatives and other invested assets............       9.8        (24.6)       (8.0)       (20.3)
                                                        ------       ------      ------       ------
Net realized investment and other gains (losses)....    $ 11.0       $(24.3)     $ (3.4)      $(30.2)
                                                        ======       ======      ======       ======

Gross gains were realized on the sale of available-for-sale securities of $16.3 million for the year ended December 31, 2005, $9.4 million from April 29, 2004 through December 31, 2004, $10.1 million from January 1, 2004 through April 28, 2004, and $38.2 million in 2003. Gross losses were realized on the sale of available-for-sale securities of $9.2 million for the year ended December 31, 2005, $2.0 million from April 29, 2004 through December 31, 2004, $0.3 million from January 1, 2004 through April 28, 2004, and $8.8 million in 2003.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in available-for-sale and held-to-maturity securities are summarized below for the years indicated:

                                                                    December 31, 2005
                                                         ----------------------------------------
                                                                     Gross      Gross
                                                         Amortized Unrealized Unrealized  Fair
                                                           Cost      Gains      Losses    Value
                                                         --------- ---------- ---------- --------
                                                                      (in millions)
Available-for-Sale:
Corporate securities.................................... $3,376.1    $27.5      $(43.9)  $3,359.7
Asset-backed and mortgage-backed securities.............    842.9      4.8       (15.1)     832.6
Obligations of states and political subdivisions........      9.5       --        (0.3)       9.2
Debt securities issued by foreign governments...........      0.2       --          --        0.2
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies..................     30.0      0.2        (0.4)      29.8
                                                         --------    -----      ------   --------
   Fixed maturities available-for-sale total............  4,258.7     32.5       (59.7)   4,231.5
   Equity securities....................................     36.1      0.5        (0.4)      36.2
                                                         --------    -----      ------   --------
       Total fixed maturities and equity securities
         available-for-sale............................. $4,294.8    $33.0      $(60.1)  $4,267.7
                                                         ========    =====      ======   ========

                                                                    December 31, 2004
                                                         ----------------------------------------
                                                                     Gross      Gross
                                                         Amortized Unrealized Unrealized  Fair
                                                           Cost      Gains      Losses    Value
                                                         --------- ---------- ---------- --------
                                                                      (in millions)
Available-for-Sale:
Corporate securities.................................... $3,221.5    $67.0      $(5.3)   $3,283.2
Asset-backed and mortgage-backed securities.............    771.5      9.0       (3.9)      776.6
Obligations of states and political subdivisions........     33.1      0.2       (0.1)       33.2
Debt securities issued by foreign governments...........      1.8      0.1         --         1.9
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies..................      3.4      0.1         --         3.5
                                                         --------    -----      -----    --------
   Fixed maturities available-for-sale total............  4,031.3     76.4       (9.3)    4,098.4
   Equity securities....................................     73.6      0.8       (0.3)       74.1
                                                         --------    -----      -----    --------
       Total fixed maturities and equity securities
         available-for-sale............................. $4,104.9    $77.2      $(9.6)   $4,172.5
                                                         ========    =====      =====    ========

The amortized cost and fair value of fixed maturities at December 31, 2005, by contractual maturity, are shown below:

                                                      Amortized Cost Fair Value
                                                      -------------- ----------
                                                            (in millions)
Available-for-Sale:
Due in one year or less..............................    $  111.3     $  110.1
Due after one year through five years................     1,003.9        994.9
Due after five years through ten years...............     1,265.4      1,254.3
Due after ten years..................................     1,035.2      1,039.6
                                                         --------     --------
                                                          3,415.8      3,398.9
Mortgage-backed securities...........................       842.9        832.6
                                                         --------     --------
   Total.............................................    $4,258.7     $4,231.5
                                                         ========     ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a security lending program for the purpose of enhancing income on securities held. The Company had $116.3 million and $160.1 million of securities at fair value on loan to various brokers/dealers at December 31, 2005 and 2004, respectively, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

Depreciation expense on investment real estate was $0.3 million, $1.0 million, and $0.0 million, in 2005, 2004, and 2003, respectively. Accumulated depreciation was $2.1 million and $2.7 million at December 31, 2005 and 2004, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation, government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments; and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                Unrealized Losses on Fixed Maturity Securities

                                                                     As of December 31, 2005
                                         -------------------------------------------------------------------------------
                                            Less than 12 months         12 months or more                Total
                                         -------------------------- -------------------------  -------------------------
                                         Carrying Value             Carrying Value             Carrying Value
                                          of Securities              of Securities              of Securities
                                           with Gross    Unrealized   with Gross    Unrealized   with Gross    Unrealized
Description of securities:               Unrealized Loss   Losses   Unrealized Loss   Losses   Unrealized Loss   Losses
--------------------------               --------------- ---------- --------------- ---------- --------------- ----------
US Treasury obligations and direct
  obligations of U.S. government
  agencies..............................    $   18.4       $ (0.5)      $ 13.7        $ (0.2)     $   32.1       $ (0.7)
Federal agency mortgage backed
  securities............................       524.8        (10.9)       122.0          (4.2)        646.8        (15.1)
Corporate bonds.........................     1,858.9        (37.2)       349.8          (6.7)      2,208.7        (43.9)
                                            --------       ------       ------        ------      --------       ------
   Total, debt securities...............     2,402.1        (48.6)       485.5         (11.1)      2,887.6        (59.7)
Common stocks...........................         1.4         (0.4)          --            --           1.4         (0.4)
                                            --------       ------       ------        ------      --------       ------
   Total................................    $2,403.5       $(49.0)      $485.5        $(11.1)     $2,889.0       $(60.1)
                                            ========       ======       ======        ======      ========       ======

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the assets and derivatives mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2005 the fixed maturity securities had a total gross unrealized loss of $60.1 million. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. The gross unrealized loss as of December 31, 2005 was largely due to interest rate changes since December 31, 2004.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Changes in the Allowance for Probable Losses on Mortgage Loans on Real Estate are summarized below:

                                     Balance at                      Balance at
                                     Beginning                         End of
                                     of Period  Additions Deductions   Period
                                     ---------- --------- ---------- ----------
                                                   ( in millions)
Year ended December 31, 2005
   Mortgage loans on real estate....    $3.3      $2.8       $2.1       $4.0
                                        ----      ----       ----       ----
Total...............................    $3.3      $2.8       $2.1       $4.0
                                        ====      ====       ====       ====
April 29 through December 31, 2004
   Mortgage loans on real estate....    $2.3      $3.3       $2.3       $3.3
                                        ----      ----       ----       ----
Total...............................    $2.3      $3.3       $2.3       $3.3
                                        ====      ====       ====       ====
January 1 through April 28, 2004
   Mortgage loans on real estate....    $2.5        --       $0.2       $2.3
                                        ----      ----       ----       ----
Total...............................    $2.5      $ --       $0.2       $2.3
                                        ====      ====       ====       ====
Year ended December 31, 2003
   Mortgage loans on real estate....    $2.9      $0.2       $0.6       $2.5
                                        ----      ----       ----       ----
Total...............................    $2.9      $0.2       $0.6       $2.5
                                        ====      ====       ====       ====

At December 31, 2005 and 2004, the total recorded investment in mortgage loans considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                   December 31,
                                                   ------------
                                                    2005   2004
                                                   -----  -----
                                                   (in millions)
Impaired mortgage loans on real estate with
  provision for losses............................ $13.4  $11.5
Provision for losses..............................  (4.0)  (3.2)
                                                   -----  -----
Net impaired mortgage loans on real estate........ $ 9.4  $ 8.3
                                                   =====  =====

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2005     2004    2003
                                                        -----   ----    ----
                                                            (in millions)
Average recorded investment in impaired loans......... $12.5    $6.2    $0.4
Interest income recognized on impaired loans.......... $ 0.4      --      --

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restructured mortgage loans aggregated $5.0 million and $10.8 million as of December 31, 2005 and 2004, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2005     2004    2003
                                                       ----     ----    ----
                                                            (in millions)
Expected.............................................. $0.4     $1.1    $0.5
Actual................................................  0.2      0.7     0.4

At December 31, 2005, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral                     Carrying    Geographic                       Carrying
Property Type                   Amount     Concentration                     Amount
---------------------------  ------------- -----------------------------  -------------
                             (in millions)                                (in millions)
Apartments..................   $  180.3    East North Central............   $  106.1
Hotels......................       10.3    East South Central............       41.1
Industrial..................      136.1    Middle Atlantic...............      103.2
Office buildings............      152.9    Mountain......................       86.8
Retail......................      327.5    New England...................      105.2
Multi family................         --    Pacific.......................      305.7
Mixed use...................       73.6    South Atlantic................      248.2
Agricultural................      231.9    West North Central............       33.8
Other.......................       28.9    West South Central............      110.2
                                           Canada/Other..................        1.2
Allowance for losses........       (4.0)   Allowance for losses..........       (4.0)
                               --------                                     --------
Total.......................   $1,137.5    Total.........................   $1,137.5
                               ========                                     ========

Mortgage loans with outstanding principal balances of $5.5 million, and bonds with amortized cost of $3.8 million were non-income producing at December 31, 2005. There was no non-income producing real estate at December 31, 2005.

Note 5 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2005 and 2004 was $13.0 million and $2.1 million, and appears on the consolidated balance sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2005 and 2004 was $48.9 million and $66.2 million and appears on the consolidated balance sheets in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the year ended December 31, 2005, the Company recognized net gains of $3.3 million related to the ineffective portion of its fair value hedges and no gain or loss related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains and losses. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $5.3 million related to the ineffective portion of its fair value hedges. For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $3.2 million related to the ineffective portion of its fair value hedges. For the year ended December 31, 2003, the Company recognized net losses of $4.0 million related to the ineffective portion of its fair value hedges. In 2005, the Company had no hedges of firm commitments.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2005, the Company recognized gains of $0.0 million related to the ineffective portion of its cash flow hedges. For the year ended December 31, 2005, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the period ended December 31, 2005, $0.0 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $0.0 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the year ended December 31, 2005, none of the Company's cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2005 gains of $0.7 million (net of tax of $0.4 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $0.7 million (net of tax of $0.4 million) at December 31, 2005.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6 - Income Taxes

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:

                                          Year ended  April 29 through January 1 through  Year ended
                                         December 31,   December 31,       April 28,     December 31,
                                             2005           2004             2004            2003
                                         ------------ ---------------- ----------------- ------------
                                                                (in millions)
Current taxes:
   Federal..............................    $(11.0)        $29.9             $21.8          $25.2
   Foreign..............................       0.5           0.3               0.1            0.2
                                            ------         -----             -----          -----
                                             (10.5)         30.2              21.9           25.4
Deferred taxes:
   Federal..............................      76.5          17.6              (0.2)          30.4
                                            ------         -----             -----          -----
Total income taxes......................    $ 66.0         $47.8             $21.7          $55.8
                                            ======         =====             =====          =====

A reconciliation of income taxes computed by applying the Federal income tax rate to income before income taxes, cumulative effect of accounting change and the consolidated income tax expense charged to operations follows:

                                          Year ended  April 29 through January 1 through  Year ended
                                         December 31,   December 31,       April 28,     December 31,
                                             2005           2004             2004            2003
                                         ------------ ---------------- ----------------- ------------
                                                                (in millions)
Tax at 35%..............................    $73.0          $49.4             $23.2          $59.5
Add (deduct):
   Prior year taxes.....................     (1.2)           1.2               0.5            1.2
   Tax credits..........................     (3.1)          (1.4)             (0.6)          (1.5)
   Foreign taxes........................      0.4            0.4                --            0.2
   Tax exempt investment income.........       --             --                --           (0.3)
   Other................................     (3.1)          (1.8)             (1.4)          (3.3)
                                            -----          -----             -----          -----
       Total income taxes...............    $66.0          $47.8             $21.7          $55.8
                                            =====          =====             =====          =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                    December 31,
                                                   --------------
                                                    2005    2004
                                                   ------  ------
                                                   (in millions)
Deferred tax assets:
   Policy reserve adjustments..................... $122.1  $137.8
   Other employee benefits........................   20.4    17.4
   Book over tax basis of investments.............   19.0    18.0
   Deferred policy acquisition costs..............   50.5    49.4
   Lease income...................................     --    16.8
   Other..........................................    1.9     8.6
                                                   ------  ------
       Total deferred tax assets.................. $213.9  $248.0
                                                   ======  ======

Deferred tax liabilities:
   Depreciation................................... $  2.0  $  1.7
   Basis in partnerships..........................    1.5     1.8
   Market discount on bonds.......................    3.8     2.7
   Lease income...................................   44.1      --
   Unrealized gains...............................   (6.5)   18.0
   Merger expenses................................  108.3    86.9
   Value of business acquired.....................  453.5   450.9
                                                   ------  ------
       Total deferred tax liabilities.............  606.7   562.0
                                                   ------  ------
       Net deferred tax liabilities............... $392.8  $314.0
                                                   ======  ======

The Company believes that it will realize the full benefits of its deferred tax assets.

The Company made income tax payments of $38.1 million, $34.6 million, and $17.7 million in 2005, 2004, and 2003, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

                                               April 29 through  January 1 through
                                               December 31, 2004 April 28, 2004
                                2005 Premiums     Premiums          Premiums        2003 Premiums
                               --------------  ----------------  ----------------  --------------
                               Written Earned  Written  Earned   Written  Earned   Written Earned
                               ------- ------  -------  ------   -------  ------   ------- ------
                                                        (in millions)
Direct........................ $175.1  $176.5  $111.5   $112.1   $ 58.2   $ 57.5   $156.1  $156.1
Ceded.........................  (95.7)  (95.7)  (64.4)   (64.4)   (33.5)   (33.5)   (93.0)  (93.0)
                               ------  ------  ------   ------   ------   ------   ------  ------
Net life premiums............. $ 79.4  $ 80.8  $ 47.1   $ 47.7   $ 24.7   $ 24.0   $ 63.1  $ 63.1
                               ======  ======  ======   ======   ======   ======   ======  ======

For the year ended December 31, 2005, benefits to policyholders under life insurance ceded reinsurance contracts were $64.5 million. For the period April 29, 2004 through December 31, 2004, these ceded benefits were $8.1 million and for the period January 1, 2004 through April 28, 2004 were $3.3 million. For the year ended December 31, 2003, these ceded benefits were $8.5 million.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In addition, the Company has a second modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. For additional detail regarding these agreements refer to Note 3 - Related Party Transactions.

Note 8 - Commitments and Contingencies

Commitments. At December 31, 2005, the Company has extended commitments to purchase fixed maturity investments, other invested assets, preferred and common stock, and issue mortgage loans on real estate totaling $13.8 million, $0.8 million, $11.5 million and $41.4 million, respectively. If funded, loans related to real estate mortgages would be fully collateralized by mortgage properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $67.5 million at December 31, 2005. The majority of these commitments expire in 2006.

Legal Proceedings. The Company is, primarily through its parent John Hancock, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to variable investment options underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual funds shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regularity matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Shareholder's Equity

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. Effective April 28, 2004 all of the outstanding common stock of JHFS were acquired by the Manulife, refer to Note 1 - Change of Control for further discussion of this transaction. The transaction between Manulife and JHFS did not impact the Company's outstanding common stock. The Company had one class of capital stock: common stock of $50 par value with 50,000 shares authorized and outstanding at December 31, 2005 and 2004.

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                        Net
                                                                    Accumulated  Accumulated
                                                          Net       Gain (Loss)     Other
                                                       Unrealized     on Cash   Comprehensive
                                                     Gains (Losses) Flow Hedges Income (Loss)
                                                     -------------- ----------- -------------
Predecessor Company
Balance at January 1, 2003..........................     $ 21.4         --         $ 21.4
Gross unrealized gains (losses) (net of deferred
  income tax expense of $27.4 million)..............       52.2                      52.2
Reclassification adjustment for gains (losses),
  realized in net income net of tax expense of
  $10.3 million)....................................       19.1                      19.1
Adjustment to deferred policy acquisition costs and
  value of business acquired (net of deferred
  income tax benefit of $8.2 million)...............      (15.1)                    (15.1)
                                                         ------         --         ------
Net unrealized gains (losses).......................       56.2                      56.2
                                                         ------         --         ------
Balance at December 31, 2003........................     $ 77.6         --         $ 77.6
                                                         ======         ==         ======
Gross unrealized gains (losses) (net of deferred
  income tax benefit of $11.3 million)..............      (20.9)                    (20.9)
Adjustment to deferred policy acquisition costs and
  value of business acquired (net of deferred
  income tax expense of $17.3 million)..............       32.1                      32.1
                                                         ------         --         ------
Net unrealized gains (losses).......................       11.2                      11.2
                                                         ------         --         ------
Balance at April 28, 2004...........................     $ 88.8         --         $ 88.8
                                                         ======         ==         ======
Acquisition by Manulife Financial Corporation:
   Sale of shareholders' equity.....................     $(88.8)                   $(88.8)
Company
                                                         ------         --         ------
Balance at April 29, 2004...........................         --         --             --
                                                         ======         ==         ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                 Net
                                                             Accumulated  Accumulated
                                                   Net       Gain (Loss)     Other
                                                Unrealized     on Cash   Comprehensive
                                              Gains (Losses) Flow Hedges Income (Loss)
                                              -------------- ----------- -------------
Balance at April 29, 2004....................         --           --           --

Gross unrealized gains (losses) (net of
  deferred income tax expense of
  $(23.7) million............................     $ 43.9        $  --       $ 43.9
Adjustment to deferred policy acquisition
  costs and value of business acquired (net
  of deferred income tax benefit of $5.7
  million)                                         (10.5)          --        (10.5)
                                                  ------        -----       ------
Net unrealized gains (losses)................       33.4           --         33.4
                                                  ------        -----       ------
Balance at December 31, 2004.................     $ 33.4           --       $ 33.4
                                                  ======        =====       ======
Gross unrealized gains (losses), (net of
  deferred income tax benefit of $33.2
  million)...................................      (61.6)          --        (61.6)
Adjustment to deferred policy acquisition
  costs (net of deferred income tax expense
  of $8.7 million)...........................       16.1           --         16.1
                                                  ------        -----       ------
Net unrealized gains (losses)................      (45.5)          --        (45.5)
Net accumulated gains (losses) on cash flow
  hedges (net of deferred income tax benefit
  of $ 0.4 million)..........................         --         (0.7)        (0.7)
                                                  ------        -----       ------
Balance at December 31, 2005.................     $(12.1)       $(0.7)      $(12.8)
                                                  ======        =====       ======

Net unrealized investment (losses) gains, included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                         2005    2004    2003
                                                        ------  ------  ------
                                                             (in millions)
Balance, end of year comprises:
   Unrealized investment (losses) gains on:
       Fixed maturities................................ $(27.2) $ 67.3  $165.4
       Equity investments..............................    0.1     0.3     2.1
       Other...........................................   (0.1)     --     1.9
                                                        ------  ------  ------
Total..................................................  (27.2)   67.6   169.4

Amounts of unrealized investment losses (gains)
  attributable to:
       Deferred policy acquisition cost and value
         of business acquired..........................    8.6   (16.2)  (49.5)
       Deferred Federal income taxes...................    6.5   (18.0)  (42.3)
                                                        ------  ------  ------
Total..................................................   15.1   (34.2)  (91.8)
                                                        ------  ------  ------
Net unrealized investment (losses) gains............... $(12.1) $ 33.4  $ 77.6
                                                        ======  ======  ======

(c) Statutory Results

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

At December 31, 2005, there were no permitted practices.

Statutory net income and surplus include the accounts of the Company.

                                                            2005   2004   2003
                                                           ------ ------ ------
                                                              (in millions)
Statutory net income...................................... $165.8 $162.2 $ 82.1
Statutory surplus.........................................  752.7  810.8  669.4

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 10 - Segment Information

As a result of the merger with Manulife (see Note 1 - Change of Control) the Company renamed the Asset Gathering Segment as the Wealth Management Segment. The Company has two reportable segments that are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels. In 2005, the Company added a Corporate Segment that includes corporate operations.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following tables summarize selected financial information by segment for the periods indicated:

                                                                Wealth
                                                   Protection Management Corporate Consolidated
                                                   ---------- ---------- --------- ------------
                                                                  (in millions)
Company
Year ended December 31, 2005
Revenues:
   Revenue from external customers................ $   441.1   $   27.7   $  (2.2)  $   466.6
   Net investment income..........................     308.3       13.5      (1.0)      320.8
   Net realized investment and other gains
     (losses).....................................      12.5        1.3      (2.8)       11.0
                                                   ---------   --------   -------   ---------
   Revenues....................................... $   761.9   $   42.5      (6.0)  $   798.4
                                                   =========   ========   =======   =========
Net Income:
   Net income..................................... $   136.3   $   10.2   $  (4.0)  $   142.5
                                                   =========   ========   =======   =========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method..................... $    27.8   $    0.6        --   $    28.4
   Carrying value of investments accounted for by
     the equity method............................     243.5       12.7        --       256.2
   Amortization of deferred policy acquisition
     costs and value of business acquired.........      34.7        9.1        --        43.8
   Income tax expense.............................      65.5        2.5      (2.0)       66.0
   Segment assets................................. $15,666.0   $1,347.5   $(205.0)  $16,808.5

                                                                Wealth
                                                   Protection Management Consolidated
                                                   ---------- ---------- ------------
                                                             (in millions)
Company
Period from April 29 through December 31, 2004
Revenues:
   Revenues from external customers............... $   280.5   $   15.8   $   296.3
   Net investment income..........................     184.4       10.2       194.6
   Net realized investment and other gains
     (losses).....................................     (23.4)      (0.9)      (24.3)
                                                   ---------   --------   ---------
   Revenues....................................... $   441.5   $   25.1   $   466.6
                                                   =========   ========   =========
   Net income..................................... $    87.9   $    5.4   $    93.3
                                                   =========   ========   =========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method..................... $    14.2   $    0.3   $    14.5
   Carrying value of investments accounted for by
     the equity method............................     291.2       13.5       304.7
   Amortization of deferred policy acquisition
     costs and value of business acquired.........       6.3        6.6        12.9
   Income tax expense.............................      47.0        0.8        47.8
   Segment assets................................. $14,451.4   $1,485.1   $15,936.5

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                Wealth
                                                   Protection Management Consolidated
                                                   ---------- ---------- ------------
                                                             (in millions)
Predecessor Company
Period from January 1 through April 28, 2004
Revenues:
   Revenues from external customers...............   $148.1     $ 8.3       $156.4
   Net investment income..........................    106.8       6.1        112.9
   Net realized investment and other gains
     (losses).....................................     (1.0)     (2.4)        (3.4)
                                                     ------     -----       ------
   Revenues.......................................   $253.9     $12.0       $265.9
                                                     ======     =====       ======
   Net income.....................................   $ 47.3     $(5.6)      $ 41.7
                                                     ======     =====       ======
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method.....................   $  2.0     $ 0.1       $  2.1
   Amortization of deferred policy acquisition
     costs and value of business acquired.........     22.9       7.9         30.8
   Income tax expense.............................     23.0      (1.3)        21.7

                                                                Wealth
                                                   Protection Management Consolidated
                                                   ---------- ---------- ------------
                                                             (in millions)
Predecessor Company
Year ended December 31, 2003
Revenues:
   Revenue from external customers................ $   404.7   $   26.3   $   431.0
   Net investment income..........................     302.8       13.5       316.3
   Net realized investment and other gains
     (losses).....................................     (34.1)       3.9       (30.2)
                                                   ---------   --------   ---------
   Revenues....................................... $   673.4   $   43.7   $   717.1
                                                   =========   ========   =========
Net Income:
   Net income..................................... $   105.1   $    2.6   $   107.7
                                                   =========   ========   =========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method..................... $     8.6   $    0.2   $     8.8
   Carrying value of investments accounted for by
     the equity method............................     103.1        7.4       110.5
   Amortization of deferred policy acquisition
     costs and value of business acquired.........      84.0       16.4       100.4
   Income tax expense.............................      55.3        0.5        55.8
   Segment assets................................. $12,256.6   $1,638.8   $13,895.4

The Company operates primarily in the United States. The Company has no reportable major customers.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, and the Credit Chief Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rates or the fair value of the underlying collateral for loans that are collateral dependent.

The fair value for publicly traded equity securities is based on quoted market prices.

The carrying values for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and credit default swaps. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                     December 31,
                                          -----------------------------------
                                                2005              2004
                                          ----------------- -----------------
                                          Carrying  Fair    Carrying  Fair
                                           Value    Value    Value    Value
                                          -------- -------- -------- --------
                                                     (in millions)
  Assets:
     Fixed maturities:
         Available-for-sale.............. $4,231.5 $4,231.5 $4,098.4 $4,098.4
     Equity securities:..................
         Available-for-sale..............     36.2     36.2     74.1     74.1
     Mortgage loans on real estate.......  1,137.5  1,135.3  1,061.8  1,072.7
     Policy loans........................    415.9    415.9    387.1    387.1
     Cash and cash equivalents...........    209.6    209.6    100.4    100.4
  Derivatives:
     Interest rate swap agreements.......      4.4      4.4      2.0      2.0
     Interest rate cap agreements........       --       --      0.1      0.1
     Interest rate floor agreements......     10.0     10.0     13.2     13.2
     Credit default swaps................      0.2      0.2       --       --
  Liabilities:
     Fixed rate deferred and immediate
       annuities......................... $  280.1 $  280.1 $  304.6 $  304.6
  Derivatives:
     Interest rate swap agreements.......     50.4     50.4     61.3     61.3
     Credit default swaps................      0.1      0.1      0.2      0.2
  Commitments............................       --     67.5       --    149.1

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 12 - Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 - Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill and brand name. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA) and distribution networks. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger.

Brand name, distribution networks, and goodwill were initially recognized at the time of the acquisition of the Company by Manulife. VOBA was expanded in scope and size as a result of the merger.

The Company tests non-amortizing assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. The Company tests goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets are evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments are recorded whenever an asset's fair value is deemed to be less than its carrying value.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                     Accumulated
                                             Gross   Amortization   Net
                                            Carrying  and Other   Carrying
                                             Amount    Changes     Amount
                                            -------- ------------ --------
                                                    (in millions)
     December 31, 2005
        Unamortizable intangible assets:
            Goodwill....................... $  410.8    $   --    $  410.8
            Brand name.....................     84.7        --        84.7
        Amortizable intangible assets:
            Distribution networks..........    133.9      (2.1)      131.8
            VOBA...........................  1,262.8      60.4     1,323.2
     December 31, 2004
        Unamortizable intangible assets:
            Goodwill.......................    410.8        --       410.8
            Brand name.....................     84.7        --        84.7
        Amortizable intangible assets:
            Distribution networks..........    134.4      (0.5)      133.9
            VOBA........................... $1,289.4    $(26.6)   $1,262.8

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                              Period from  Period from
                                                April 29    January 1
                                                through      through
                                              December 31,  April 28,
                                        2005      2004        2004     2003
                                        ----- ------------ ----------- -----
                                                   (in millions)
   Aggregate amortization expense
   Distribution networks, net of tax
     of $ 0.7 million, $ 0.2 million,
     $ - million and $ - million,
     respectively...................... $ 1.4     $0.3        $  --    $  --
   VOBA, net of tax of $18.5 million,
     $3.3 million, $0.1 million and
     $0.3 million, respectively........  34.4      6.0          0.2      0.6
                                        -----     ----        -----    -----
   Aggregate amortization expense, net
     of tax of $19.2 million, $3.5
     million, $ 0.1 million and $0.3
     million, respectively............. $35.8     $6.3        $ 0.2    $ 0.6
                                        =====     ====        =====    =====

                                                       Tax     Net
                                                      Effect Expense
                                                      ------ -------
                                                      (in millions)
           Estimated future aggregate amortization
             expense for the years ending
             December 31,
              2006................................... $14.7   $27.3
              2007...................................  14.7    27.3
              2008...................................  15.0    27.8
              2009...................................  15.6    29.1
              2010...................................  16.1    30.0

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     ( in millions)
  Goodwill:
  Balance at January 1, 2005..............   $368.5     $42.3       $410.8
                                             ------     -----       ------
  Balance at December 31, 2005............   $368.5     $42.3       $410.8
                                             ======     =====       ======

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     ( in millions)
  Goodwill:
  Balance at January 1, 2004..............   $   --     $  --       $   --
  Goodwill recognized (1).................    368.5      42.3        410.8
                                             ------     -----       ------
  Balance at December 31, 2004............   $368.5     $42.3       $410.8
                                             ======     =====       ======
--------
(1) Goodwill recognized in the purchase transaction with Manulife.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  Brand name:
  Balance at January 1, 2005..............   $79.9       $4.8       $84.7
                                             -----       ----       -----
  Balance at December 31, 2005............   $79.9       $4.8       $84.7
                                             =====       ====       =====

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  Brand name:
  Balance at January 1, 2004..............   $  --       $ --       $  --
  Brand name recognized (1)...............    79.9        4.8        84.7
                                             -----       ----       -----
  Balance at December 31, 2004............   $79.9       $4.8       $84.7
                                             =====       ====       =====

--------
(1) Brand name recognized in the purchase transaction with Manulife.

Amortizable intangible assets:

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  Distribution network:
  Balance at January 1, 2005..............   $131.4      $2.5       $133.9
  Amortization............................     (2.1)       --         (2.1)
                                             ------      ----       ------
  Balance at December 31, 2005............   $129.3      $2.5       $131.8
                                             ======      ====       ======

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  Distribution network:
  Balance at January 1, 2004..............   $   --      $ --       $   --
  Distribution networks recognized (1)....    131.9       2.5        134.4
  Amortization............................     (0.5)       --         (0.5)
                                             ------      ----       ------
  Balance at December 31, 2004............   $131.4      $2.5       $133.9
                                             ======      ====       ======

--------
(1) Distribution networks recognized in the purchase transaction with Manulife.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  VOBA:
  Balance at January 1, 2005..............  $1,199.4    $63.4      $1,262.8
  Amortization............................     (43.9)    (9.0)        (52.9)
  Adjustment to unrealized gains on
    securities available for sale.........      24.3      2.1          26.4
  Other Adjustments (1)...................      86.9       --          86.9
                                            --------    -----      --------
  Balance at December 31, 2005............  $1,266.7    $56.5      $1,323.2
                                            ========    =====      ========

--------
(1) The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005. Total adjustments to VOBA were $86.9 million.

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  VOBA:
  Balance at January 1, 2004..............   $ 2.3        --        $ 2.3
  Amortization............................    (0.3)       --         (0.3)
  Adjustment to unrealized gains on
    securities available for sale.........     5.6        --          5.6
  Other adjustments.......................      --        --           --
                                             -----        --        -----
  Balance at April 28, 2004...............   $ 7.6        --        $ 7.6
                                             =====        ==        =====

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  VOBA:
  Balance at April 29, 2004...............  $    7.6    $  --      $    7.6
  VOBA derecognized (1)...................      (7.6)      --          (7.6)
  VOBA recognized (2).....................   1,218.3     71.1       1,289.4
  Amortization............................      (2.8)    (6.5)         (9.3)
  Adjustment to unrealized gains on
    securities available for sale.........     (16.1)    (1.2)        (17.3)
                                            --------    -----      --------
  Balance at December 31, 2004............  $1,199.4    $63.4      $1,262.8
                                            ========    =====      ========

--------
(1) VOBA derecognized in the purchase transaction with Manulife.
(2) VOBA recognized in the purchase transaction with Manulife.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 13 - Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2005 and 2004, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2005 and December 31, 2004, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                                                December 31,   December 31,
                                                    2005           2004
                                                ------------   ------------
                                                (in millions, except for age)
       Life contracts with guaranteed benefits
       In the event of death
          Account value........................   $5,994.5       $6,088.1
          Net amount at risk related to
            deposits...........................      127.5          112.3
          Average attained age of
            contractholders....................         45             44

The variable annuity contracts are issued through separate accounts and the company contractually guarantees to the contract holder either (a) return of at least no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2005 and December 31, 2004, the Company had the following variable contracts with guarantees. (Note that the company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                   December 31,   December 31,
                                                       2005           2004
                                                   ------------   ------------
                                                   (in millions, except for age
                                                         and percent)
    Return of net deposits
    In the event of death:
       Account value..............................    $271.4         $274.0
       Net amount at risk.........................      20.8           31.0
       Average attained age of contractholders....        64             64
    Return of net deposits plus a minimum return
    In the event of death:
       Account value..............................    $134.5         $135.0
       Net amount at risk.........................      55.3           60.1
       Average attained age of contractholders....        65             65
       Range of guaranteed minimum return rates...         5%             5%
    At annuitization:
       Account value..............................    $ 50.6         $ 52.8
       Net amount at risk.........................       9.9           10.0
       Average attained age of contractholders....        61             59
       Range of guaranteed minimum return rates...       4-5%           4-5%
    Highest specified anniversary account value
      minus withdrawals post anniversary
    In the event of death:
       Account value..............................    $595.6         $637.2
       Net amount at risk.........................      71.3           94.8
       Average attained age of contractholders....        63             63

Account balances of variable contracts with guarantees were invested in variable separate accounts in various mutual funds which included foreign and domestic equity and bond funds as shown below:

                                         December 31,         December 31,
                                             2005                 2004
     Type of Fund                        ------------         ------------
                                               (in millions)
     Domestic Equity - Growth Funds.....   $1,038.4             $1,959.2
     Domestic Bond Funds................    1,070.3              1,102.4
     Domestic Equity - Growth & Income
       Funds............................    2,818.7              1,592.8
     Domestic Equity - Blend Funds......    1,081.2                   --
     Balanced Investment Funds..........         --              1,120.8
     Domestic Equity - Value Funds......      302.9                646.0
     International Equity Funds.........      507.4                604.0
     International Bond Funds...........       55.9                 66.2
     Hedge Funds........................     44.8                   31.1
                                           --------             --------
        Total...........................   $6,919.6             $7,122.5
                                           ========             ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                              Guaranteed Guaranteed
                                               Minimum    Minimum
                                                Death      Income
                                               Benefit    Benefit
                                                (GMDB)     (GMIB)   Totals
                                              ---------- ---------- ------
                                                     (in millions)
     Balance at December 31, 2004............   $22.9       $0.5    $23.4
     Additions to Reserve....................     7.2        0.2      7.4
     Paid guarantee benefits.................    (2.8)        --     (2.8)
                                                -----       ----    -----
     Balance at December 31, 2005............   $27.3       $0.7    $28.0
                                                =====       ====    =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the GMDB liability at December 31, 2005.

  . Data used included 200 and 1000 (for annuity and life contracts, respectively) stochastically generated investment performance scenarios.

  . Volatility assumptions depended on mix of investments by contract type and ranged between 13.8% (life products) and 6-21% (annuity products).

  . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

  . Mean investment performance assumptions for annuity contracts were 8.8% (average of fund returns).

  .   Annuity mortality was assumed to be 100 % of the Annuity 2000 Table.

  . Annuity lapse rates vary by contract type and duration and range from 1 percent to 20 percent.

  .   Annuity discount rate was 6.5%.

GMIB is valued in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts.

John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

Audited Financial Statements

Years ended December 31, 2005 and 2004 with Report of Independent Registered Public Accounting Firm

                     John Hancock Variable Life Account S

                         Audited Financial Statements

                    Years ended December 31, 2005 and 2004

                                   Contents

 Report of Independent Registered Public Accounting Firm...................  1

 Audited Financial Statements

 Statement of Assets and Contract Owners' Equity...........................  3
 Statements of Operations and Changes in Contract Owners' Equity...........  6
 Notes to Financial Statements............................................. 31

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and contract owners' equity of John Hancock Variable Life Account S (the "Account") (comprising of 500 Index B Trust, Active Bond Trust, AIM V.I. Capital Development Series 2 Trust, AIM V.I. Premier Equity Series 1 Trust, All Asset Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, American Blue Chip Income & Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Blue Chip Growth Trust, Bond Index B Trust, Brandes International Equity Trust, Business Opportunity Value Trust, Capital Appreciation Trust, Classic Value Trust, Core Bond Trust, Core Equity Trust, CSI Equity Trust, Dynamic Growth Trust, Earnings Growth Trust, Emerging Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Fidelity VIP Growth
(SC) Trust, Fidelity VIP II Contrafund (SC) Trust, Fidelity VIP II Overseas
(SC) Trust, Financial Industrial Trust, Financial Services Trust, Frontier Capital Appreciation Trust, Fundamental Value Trust Series 0, Fundamental Value Trust, Global Allocation Trust, Global Bond Trust Series 0, Global Bond Trust, Global Trust, Growth & Income II Trust, Growth & Income Trust, Health Sciences Trust Series 0, Health Sciences Trust, High Yield Bond Trust, High Yield Trust, Income & Value Trust, International Equity Index B Trust, International Opportunities Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Investment Quality Bond Trust, Janus Aspen Global Technology (SC) Trust, Janus Aspen Worldwide Growth (SC) Trust, Large Cap Growth Trust Series 0, Large Cap Growth Trust, Large Cap Trust, Large Cap Value Trust Series 0, Large Cap Value Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Conservative 280 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Managed Trust, MFS Investors Growth Stock Series (IC) Trust, MFS New Discovery Series (IC) Trust, MFS Research Series (IC) Trust, Mid Cap Core Trust, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Mid Value Trust, Money Market B Trust, Natural Resources Trust, Overseas Equity Trust, Pacific Rim Trust, Quantitative All Cap Trust, Quantitative Mid Cap Trust, Quantitative Value Trust, Real Estate Equity Trust, Real Estate Securities Trust, Real Return Bond Trust, Science & Technology Trust, Short-Term Bond Trust, Small Cap Growth Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Trust, Small Cap Value Trust, Small Company Trust, Small Company Value Trust, Special

            Report of Independent Registered Public Accounting Firm
                                  (continued)

Value Trust, Strategic Bond Trust, Strategic Income Trust, Strategic Opportunities Trust, Strategic Value Trust, Total Return Bond Trust, Total Return Trust, Total Stock Market Index Trust, Turner Core Growth Trust, U.S. Global Leaders Growth Trust, U.S. Government Securities Trust, U.S. High Yield Bond Trust, U.S. Large Cap Trust, Utilities Trust and Value Trust sub-accounts) as of December 31, 2005, the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Variable Life Account S at December 31, 2005, the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                              Ernst & Young LLP

Toronto, Canada
March 24, 2006

                     John Hancock Variable Life Account S

                Statement of Assets and Contract Owners' Equity

                               December 31, 2005

Assets
Investments at fair value:

   500 Index B Trust - 28,607,125 shares (cost $398,519,636)...... $453,995,076
   Active Bond Trust - 7,520,505 shares (cost $72,720,698)........   73,174,514
   AIM V.I. Capital Development Series 2 Trust....................           --
   AIM V.I. Premier Equity Series 1 Trust.........................           --
   All Cap Core Trust - 9,918 shares (cost $163,311)..............      170,789
   All Cap Growth Trust - 3,140 shares (cost $50,463).............       52,599
   All Cap Value Trust - 21,789 shares (cost $302,496)............      319,425
   American Blue Chip Income & Growth Trust - 5,612 shares
     (cost $85,694)...............................................       89,799
   American Growth Trust - 464,831 shares (cost $8,357,022).......    9,287,324
   American Growth-Income Trust - 113,986 shares
     (cost $1,966,711)............................................    2,030,084
   American International Trust - 197,079 shares
     (cost $3,697,670)............................................    4,225,382
   Blue Chip Growth Trust - 5,753,034 shares (cost $89,910,468)...  101,886,234
   Bond Index B Trust - 4,725,691 shares (cost $47,657,120).......   47,871,252
   Brandes International Equity Trust - 6,782,511 shares
     (cost $98,790,537)...........................................  118,829,589
   Business Opportunity Value Trust - 1,378,691 shares
     (cost $16,614,686)...........................................   16,627,013
   Capital Appreciation Trust - 1,021,844 shares
     (cost $10,332,065)...........................................   10,238,879
   Classic Value Trust - 175,417 shares (cost $2,603,835).........    2,522,498
   Core Bond Trust - 30,984 shares (cost $388,680)................      391,323
   Core Equity Trust - 87,478 shares (cost $1,224,773)............    1,320,042
   CSI Equity Trust - 12,609 shares (cost $161,998)...............      173,243
   Dynamic Growth Trust - 56,883 shares (cost $308,708)...........      310,013
   Earnings Growth Trust..........................................           --
   Emerging Growth Trust - 14,785 shares (cost $253,653)..........      262,139
   Emerging Small Company Trust - 3,456 shares (cost $97,933).....      104,482
   Equity-Income Trust - 11,213,910 shares (cost $177,719,044)....  188,954,374
   Fidelity VIP Growth (SC) Trust.................................           --
   Fidelity VIP II Contrafund (SC) Trust..........................           --
   Fidelity VIP II Overseas (SC) Trust............................           --
   Financial Industries Trust.....................................           --
   Financial Services Trust - 100,108 shares (cost $1,360,600)....    1,532,656
   Frontier Capital Appreciation Trust - 2,380,603 shares
     (cost $48,393,796)...........................................   54,634,834
   Fundamental Value Trust Series 0 - 358,684 shares
     (cost $5,039,548)............................................    5,484,279
   Fundamental Value Trust........................................           --
   Global Allocation Trust - 36,483 shares (cost $392,534)........      414,812
   Global Bond Trust Series 0 - 1,919,959 shares
     (cost $29,144,547)...........................................   27,551,406
   Global Bond Trust..............................................           --
   Global Trust - 22,715 shares (cost $349,029)...................      367,306
   Growth & Income II Trust - 14,334,258 shares
     (cost $179,311,651)..........................................  184,911,934
   Growth & Income Trust - 33,234 shares (cost $745,021)..........      754,739
   Health Sciences Trust Series 0 - 332,855 shares
     (cost $4,446,517)............................................    5,322,358
   Health Sciences Trust..........................................           --
   High Yield Bond Trust..........................................           --
   High Yield Trust - 1,719,387 shares (cost $16,830,394).........   17,692,490

                     John Hancock Variable Life Account S

                Statement of Assets and Contract Owners' Equity

                               December 31, 2005

Assets (continued)
Investments at fair value:

   Income & Value Trust - 44,783 shares (cost $493,376).......... $    509,188
   International Equity Index B Trust - 4,695,136 shares
     (cost $63,150,702)..........................................   79,958,163
   International Opportunities Trust - 268,633 shares
     (cost $3,794,535)...........................................    4,174,553
   International Small Cap Trust - 51,180 shares (cost $954,202).      983,171
   International Stock Trust - 47,045 shares (cost $588,761).....      600,294
   International Value Trust - 230,633 shares (cost $3,438,861)..    3,676,289
   Investment Quality Bond Trust - 10,194 shares (cost $120,761).      122,017
   Janus Aspen Global Technology (SC) Trust......................           --
   Janus Aspen Worldwide Growth (SC) Trust.......................           --
   Large Cap Growth Trust Series 0 - 3,461,755 shares
     (cost $32,969,054)..........................................   34,721,397
   Large Cap Growth Trust........................................           --
   Large Cap Trust - 5,351 shares (cost $73,476).................       75,552
   Large Cap Value Trust Series 0 - 1,043,081 shares
     (cost $22,303,692)..........................................   22,645,280
   Large Cap Value Trust.........................................           --
   Lifestyle Aggressive 1000 Trust - 40,109 shares
     (cost $512,731).............................................      540,268
   Lifestyle Balanced 640 Trust - 140,715 shares
     (cost $1,913,224)...........................................    1,958,752
   Lifestyle Conservative 280 Trust - 56,666 shares
     (cost $750,877).............................................      761,594
   Lifestyle Growth 820 Trust - 702,800 shares (cost $9,527,691).    9,888,391
   Lifestyle Moderate 460 Trust - 24,293 shares (cost $318,847)..      324,305
   Managed Trust - 13,729,594 shares (cost $184,716,402).........  186,585,175
   MFS Investors Growth Stock Series (IC) Trust..................           --
   MFS New Discovery Series (IC) Trust...........................           --
   MFS Research Series (IC) Trust................................           --
   Mid Cap Core Trust - 41,838 shares (cost $663,077)............      702,874
   Mid Cap Growth Trust..........................................           --
   Mid Cap Index Trust - 274,025 shares (cost $4,499,769)........    4,948,894
   Mid Cap Stock Trust - 4,208,334 shares (cost $57,343,986).....   65,607,919
   Mid Cap Value Trust - 418,729 shares (cost $7,468,767)........    7,884,677
   Mid Value Trust - 4,462,014 shares (cost $51,605,795).........   55,105,872
   Money Market B Trust - 118,842,596 shares (cost $118,842,596).  118,842,596
   Natural Resources Trust - 181,789 shares (cost $5,120,016)....    5,708,172
   Overseas Equity Trust - 5,842,965 shares (cost $58,462,256)...   73,153,920
   Pacific Rim Trust - 374,560 shares (cost $3,952,418)..........    4,449,771
   Quantitative All Cap Trust - 2,472 shares (cost $42,199)......       41,015
   Quantitative Mid Cap Trust - 45,641 shares (cost $654,675)....      670,471
   Quantitative Value Trust - 4,777 shares (cost $69,738)........       72,378
   Real Estate Equity Trust......................................           --
   Real Estate Securities Trust - 2,565,793 shares
     (cost $56,439,654)..........................................   63,708,636
   Real Return Bond Trust - 277,576 shares (cost $3,757,310).....    3,733,392
   Science & Technology Trust - 8,927 shares (cost $103,831).....      105,159
   Short-Term Bond Trust - 6,208,218 shares (cost $61,737,501)...   62,020,097
   Small Cap Growth Trust - 7,101,996 shares (cost $55,642,708)..   72,227,297
   Small Cap Index Trust - 765,010 shares (cost $10,167,491).....   11,398,651
   Small Cap Opportunities Trust - 19,997 shares (cost $439,167).      454,335

                     John Hancock Variable Life Account S

                Statement of Assets and Contract Owners' Equity

                               December 31, 2005

Assets (continued)
Investments at fair value:

   Small Cap Trust - 31,781 shares (cost $439,201)............ $      454,786
   Small Cap Value Trust - 4,769,914 shares
     (cost $86,014,262).......................................     99,882,008
   Small Company Trust - 28,543 shares (cost $444,167)........        449,834
   Small Company Value Trust - 109,257 shares
     (cost $2,367,467)........................................      2,423,329
   Special Value Trust - 4,964 shares (cost $99,132)..........         97,545
   Strategic Bond Trust - 209,104 shares (cost $2,462,932)....      2,509,252
   Strategic Income Trust - 6,598 shares (cost $89,590).......         86,832
   Strategic Opportunities Trust - 3,255 shares
     (cost $37,361)...........................................         38,896
   Strategic Value Trust - 1,165 shares (cost $12,294)........         12,348
   Total Return Bond Trust....................................             --
   Total Return Trust - 2,006,712 shares (cost $27,355,158)...     27,672,563
   Total Stock Market Index Trust - 3,024,089 shares
     (cost $31,838,956).......................................     34,988,714
   Turner Core Growth Trust - 2,900,524 shares
     (cost $38,778,982).......................................     48,148,710
   U.S. Global Leaders Growth Trust - 1,597 shares
     (cost $21,446)...........................................         20,836
   U.S. Government Securities Trust - 4,323 shares
     (cost $58,572)...........................................         58,832
   U.S. High Yield Bond Trust - 21,518 shares (cost $277,902).        280,166
   U.S. Large Cap Trust - 154,310 shares (cost $2,108,441)....      2,274,527
   Utilities Trust - 149,788 shares (cost $1,884,125).........      1,972,705
   Value Trust - 57,102 shares (cost $1,211,014)..............      1,250,533

Sub-accounts invested in PIMCO Variable Insurance Trust (VIT)
  Portfolio:..................................................
   All Asset Trust - 450,897 shares (cost $5,427,614).........      5,320,579
                                                               --------------
Total assets.................................................. $2,457,806,397
                                                               ==============
Contract Owners' Equity
Variable universal life insurance contracts................... $2,457,806,397
                                                               ==============

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity

                                                                              Sub-Account
                                        --------------------------------------------------------------------------------------
                                                                                                    Strategic
                                        Small Company                 Small Company Special Value Opportunities Strategic Value
                                         Value Trust  Small Cap Trust     Trust         Trust         Trust          Trust
                                        ------------- --------------- ------------- ------------- ------------- ---------------
                                        Period Ended   Period Ended   Period Ended  Period Ended  Period Ended   Period Ended
                                        Dec. 31/05##   Dec. 31/05##   Dec. 31/05##  Dec. 31/05##  Dec. 31/05##   Dec. 31/05##
                                        ------------- --------------- ------------- ------------- ------------- ---------------
Income:
   Dividends...........................  $       --      $      --      $      --     $     --      $     --        $    --
Expenses:
   Mortality and expense risk..........         702             42            121            9            11              8
                                         ----------      ---------      ---------     --------      --------        -------
Net investment income (loss)...........        (702)           (42)          (121)          (9)          (11)            (8)
Net realized gain (loss)...............      13,642            525            239          372          (131)             2
Change in unrealized appreciation
  (depreciation) during the period.....      55,862         15,586          5,667       (1,587)        1,535             54
                                         ----------      ---------      ---------     --------      --------        -------
Net increase (decrease) in assets from
  operations...........................      68,802         16,069          5,785       (1,224)        1,393             48
                                         ----------      ---------      ---------     --------      --------        -------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans.....   2,861,253        552,559        561,965      164,777        53,719         12,443
   Transfer to policyholders for
     benefits, terminations and policy
     loans.............................    (506,726)      (113,842)      (117,916)     (66,008)      (16,216)          (143)
                                         ----------      ---------      ---------     --------      --------        -------
Net increase (decrease) in assets from
  principal transactions...............   2,354,527        438,717        444,049       98,769        37,503         12,300
Total increase (decrease) in assets....   2,423,329        454,786        449,834       97,545        38,896         12,348
                                         ----------      ---------      ---------     --------      --------        -------
Assets, beginning of period............          --             --             --           --            --             --
                                         ----------      ---------      ---------     --------      --------        -------
Assets, end of period..................  $2,423,329      $ 454,786      $ 449,834     $ 97,545      $ 38,896        $12,348
                                         ==========      =========      =========     ========      ========        =======

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                              Sub-Account
                                        ---------------------------------------------------------------------------------------
                                                                                                                   American Blue
                                        U.S. Government                  All Cap Core All Cap Growth All Cap Value Chip Income &
                                        Securities Trust All Asset Trust    Trust         Trust          Trust     Growth Trust
                                        ---------------- --------------- ------------ -------------- ------------- -------------
                                          Period Ended    Period Ended   Period Ended  Period Ended  Period Ended  Period Ended
                                          Dec. 31/05##    Dec. 31/05##   Dec. 31/05##  Dec. 31/05##  Dec. 31/05##  Dec. 31/05##
                                        ---------------- --------------- ------------ -------------- ------------- -------------
Income:................................
   Dividends...........................     $     --       $   160,138     $     --      $     --      $     --       $    --
Expenses:..............................
   Mortality and expense risk..........           71             1,034          307             9           289            77
                                            --------       -----------     --------      --------      --------       -------
Net investment income (loss)...........          (71)          159,104         (307)           (9)         (289)          (77)
Net realized gain (loss)...............           18           (13,017)          22           113            74           206
Change in unrealized appreciation
  (depreciation) during the period.....          260          (107,035)       7,477         2,136        16,930         4,104
                                            --------       -----------     --------      --------      --------       -------
Net increase (decrease) in assets from
  operations...........................          207            39,052        7,192         2,240        16,715         4,233
                                            --------       -----------     --------      --------      --------       -------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans.....       69,587        11,068,624      164,414        77,518       307,355        94,959
   Transfer to policyholders for
     benefits, terminations and policy
     loans.............................      (10,962)       (5,787,097)        (817)      (27,159)       (4,645)       (9,393)
                                            --------       -----------     --------      --------      --------       -------
Net increase (decrease) in assets from
  principal transactions...............       58,625         5,281,527      163,597        50,359       302,710        85,566
Total increase (decrease) in assets....       58,832         5,320,579      170,789        52,599       319,425        89,799
                                            --------       -----------     --------      --------      --------       -------
Assets, beginning of period............           --                --           --            --            --            --
                                            --------       -----------     --------      --------      --------       -------
Assets, end of period..................     $ 58,832       $ 5,320,579     $170,789      $ 52,599      $319,425       $89,799
                                            ========       ===========     ========      ========      ========       =======

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                            Sub-Account
                                        ----------------------------------------------------------------------------------
                                                                                    American      Capital
                                        American Growth  U.S. Large    American   International Appreciation  Classic Value
                                         Income Trust    Cap Trust   Growth Trust     Trust        Trust          Trust
                                        --------------- ------------ ------------ ------------- ------------  -------------
                                         Period Ended   Period Ended Period Ended Period Ended  Period Ended  Period Ended
                                         Dec. 31/05##   Dec. 31/05## Dec. 31/05## Dec. 31/05##  Dec. 31/05##  Dec. 31/05##
                                        --------------- ------------ ------------ ------------- ------------  -------------
Income:
   Dividends...........................   $       --    $        --  $        --   $       --   $         --   $  127,888
Expenses:
   Mortality and expense risk..........        2,625            680        4,050        2,574          3,277          357
                                          ----------    -----------  -----------   ----------   ------------   ----------
Net investment income (loss)...........       (2,625)          (680)      (4,050)      (2,574)        (3,277)     127,531
Net realized gain (loss)...............          223         25,825       53,527        5,852        261,473       (1,553)
Change in unrealized appreciation
  (depreciation) during the period.....       63,373        166,085      930,301      527,712        (93,186)     (81,337)
                                          ----------    -----------  -----------   ----------   ------------   ----------
Net increase (decrease) in assets from
  operations...........................       60,971        191,230      979,778      530,990        165,010       44,641
                                          ----------    -----------  -----------   ----------   ------------   ----------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans.....    2,041,171      5,143,045   11,568,218    3,843,271     23,611,374    2,800,212
   Transfer to policyholders for
     benefits, terminations and policy
     loans.............................      (72,058)    (3,059,748)  (3,260,672)    (148,879)   (13,537,505)    (322,355)
                                          ----------    -----------  -----------   ----------   ------------   ----------
Net increase (decrease) in assets from
  principal transactions...............    1,969,113      2,083,297    8,307,546    3,694,392     10,073,869    2,477,857
Total increase (decrease) in assets....    2,030,084      2,274,527    9,287,324    4,225,382     10,238,879    2,522,498
                                          ----------    -----------  -----------   ----------   ------------   ----------
Assets, beginning of period............           --             --           --           --             --           --
                                          ----------    -----------  -----------   ----------   ------------   ----------
Assets, end of period..................   $2,030,084    $ 2,274,527  $ 9,287,324   $4,225,382   $ 10,238,879   $2,522,498
                                          ==========    ===========  ===========   ==========   ============   ==========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                            Sub-Account
                                        ----------------------------------------------------------------------------------
                                                                                                               Fundamental
                                                        Core Equity    Dynamic       Emerging   Emerging Small Value Trust
                                        Core Bond Trust    Trust     Growth Trust  Growth Trust Company Trust    Series 0
                                        --------------- ------------ ------------  ------------ -------------- ------------
                                         Period Ended   Period Ended Period Ended  Period Ended  Period Ended  Period Ended
                                         Dec. 31/05##   Dec. 31/05## Dec. 31/05##  Dec. 31/05##  Dec. 31/05##  Dec. 31/05##
                                        --------------- ------------ ------------  ------------ -------------- ------------
Income:
   Dividends...........................    $     --      $       --  $         --    $     --      $     --    $        --
Expenses:
   Mortality and expense risk..........          --             276         2,793         461           106            592
                                           --------      ----------  ------------    --------      --------    -----------
Net investment income (loss)...........          --            (276)       (2,793)       (461)         (106)          (592)
Net realized gain (loss)...............          (5)            789        66,661           9            48          7,915
Change in unrealized appreciation
  (depreciation) during the period.....       2,642          95,268         1,305       8,485         6,548        444,731
                                           --------      ----------  ------------    --------      --------    -----------
Net increase (decrease) in assets from
  operations...........................       2,637          95,781        65,173       8,033         6,490        452,054
                                           --------      ----------  ------------    --------      --------    -----------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans.....     393,393       1,432,508    16,051,501     254,571        99,285      6,857,519
   Transfer to policyholders for
     benefits, terminations and policy
     loans.............................      (4,707)       (208,247)  (15,806,661)       (465)       (1,293)    (1,825,294)
                                           --------      ----------  ------------    --------      --------    -----------
Net increase (decrease) in assets from
  principal transactions...............     388,686       1,224,261       244,840     254,106        97,992      5,032,225
Total increase (decrease) in assets....     391,323       1,320,042       310,013     262,139       104,482      5,484,279
                                           --------      ----------  ------------    --------      --------    -----------
Assets, beginning of period............          --              --            --          --            --             --
                                           --------      ----------  ------------    --------      --------    -----------
Assets, end of period..................    $391,323      $1,320,042  $    310,013    $262,139      $104,482    $ 5,484,279
                                           ========      ==========  ============    ========      ========    ===========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                              Sub-Account
                                            -------------------------------------------------------------------------------
                                                                         Global                                International
                                                                       Allocation    Growth &   Income & Value Opportunities
                                            Value Trust  Global Trust    Trust     Income Trust     Trust          Trust
                                            ------------ ------------ ------------ ------------ -------------- -------------
                                            Period Ended Period Ended Period Ended Period Ended  Period Ended  Period Ended
                                            Dec. 31/05## Dec. 31/05## Dec. 31/05## Dec. 31/05##  Dec. 31/05##  Dec. 31/05##
                                            ------------ ------------ ------------ ------------ -------------- -------------
Income:
   Dividends...............................  $       --    $     --     $     --     $     --      $     --     $       --
Expenses:
   Mortality and expense risk..............          86         265          248          190           207            586
                                             ----------    --------     --------     --------      --------     ----------
Net investment income (loss)...............         (86)       (265)        (248)        (190)         (207)          (586)
Net realized gain (loss)...................         493          49           94          207            22          4,280
Change in unrealized appreciation
  (depreciation) during the period.........      39,520      18,278       22,278        9,718        15,811        380,017
                                             ----------    --------     --------     --------      --------     ----------
Net increase (decrease) in assets from
  operations...............................      39,927      18,062       22,124        9,735        15,626        383,711
                                             ----------    --------     --------     --------      --------     ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans.............   1,219,163     375,043      395,366      820,887       567,621      4,179,363
   Transfer to policyholders for benefits,
     terminations and policy loans.........      (8,557)    (25,799)      (2,678)     (75,883)      (74,059)      (388,521)
                                             ----------    --------     --------     --------      --------     ----------
Net increase (decrease) in assets from
  principal transactions...................   1,210,606     349,244      392,688      745,004       493,562      3,790,842
Total increase (decrease) in assets........   1,250,533     367,306      414,812      754,739       509,188      4,174,553
                                             ----------    --------     --------     --------      --------     ----------
Assets, beginning of period................          --          --           --           --            --             --
                                             ----------    --------     --------     --------      --------     ----------
Assets, end of period......................  $1,250,533    $367,306     $414,812     $754,739      $509,188     $4,174,553
                                             ==========    ========     ========     ========      ========     ==========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                                Sub-Account
                                            ----------------------------------------------------------------------------------
                                                                                         Investment
                                             International  International International Quality Bond  Large Cap   Mid Cap Value
                                            Small Cap Trust  Stock Trust   Value Trust     Trust        Trust         Trust
                                            --------------- ------------- ------------- ------------ ------------ -------------
                                             Period Ended   Period Ended  Period Ended  Period Ended Period Ended Period Ended
                                             Dec. 31/05##   Dec. 31/05##  Dec. 31/05##  Dec. 31/05## Dec. 31/05## Dec. 31/05##
                                            --------------- ------------- ------------- ------------ ------------ -------------
Income:
   Dividends...............................   $       --      $     --     $        --    $     --     $    --     $        --
Expenses:
   Mortality and expense risk..............           93            35           2,014         106          11           2,377
                                              ----------      --------     -----------    --------     -------     -----------
Net investment income (loss)...............          (93)          (35)         (2,014)       (106)        (11)         (2,377)
Net realized gain (loss)...................        1,516            93          37,213          10          --          37,349
Change in unrealized appreciation
  (depreciation) during the period.........       28,970        11,533         237,428       1,258       2,075         415,909
                                              ----------      --------     -----------    --------     -------     -----------
Net increase (decrease) in assets from
  operations...............................       30,393        11,591         272,627       1,162       2,064         450,881
                                              ----------      --------     -----------    --------     -------     -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans.............    1,180,592       593,541       5,970,616     129,260      74,209      10,433,433
   Transfer to policyholders for benefits,
     terminations and policy loans.........     (227,814)       (4,838)     (2,566,954)     (8,405)       (721)     (2,999,637)
                                              ----------      --------     -----------    --------     -------     -----------
Net increase (decrease) in assets from
  principal transactions...................      952,778       588,703       3,403,662     120,855      73,488       7,433,796
Total increase (decrease) in assets........      983,171       600,294       3,676,289     122,017      75,552       7,884,677
                                              ----------      --------     -----------    --------     -------     -----------
Assets, beginning of period................           --            --              --          --          --              --
                                              ----------      --------     -----------    --------     -------     -----------
Assets, end of period......................   $  983,171      $600,294     $ 3,676,289    $122,017     $75,552     $ 7,884,677
                                              ==========      ========     ===========    ========     =======     ===========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                              Sub-Account
                                        ---------------------------------------------------------------------------------------
                                           Lifestyle     Lifestyle      Lifestyle      Lifestyle    Lifestyle
                                        Aggressive 1000 Balanced 640 Conservative 280  Growth 820  Moderate 460 Quantitative All
                                             Trust         Trust          Trust          Trust        Trust        Cap Trust
                                        --------------- ------------ ---------------- ------------ ------------ ----------------
                                         Period Ended   Period Ended   Period Ended   Period Ended Period Ended   Period Ended
                                         Dec. 31/05##   Dec. 31/05##   Dec. 31/05##   Dec. 31/05## Dec. 31/05##   Dec. 31/05##
                                        --------------- ------------ ---------------- ------------ ------------ ----------------
Income:
   Dividends...........................    $    101      $    1,098      $     --     $     5,619    $     --       $  2,675
Expenses:
   Mortality and expense risk..........         125             110           127           1,842          52             53
                                           --------      ----------      --------     -----------    --------       --------
Net investment income (loss)...........         (24)            988          (127)          3,777         (52)         2,622
Net realized gain (loss)...............         266           1,191            72           1,718         123            (63)
Change in unrealized appreciation
  (depreciation) during the period.....      27,536          45,528        10,718         360,700       5,458         (1,184)
                                           --------      ----------      --------     -----------    --------       --------
Net increase (decrease) in assets from
  operations...........................      27,778          47,707        10,663         366,195       5,529          1,375
                                           --------      ----------      --------     -----------    --------       --------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans.....     533,686       1,960,286       776,087      11,272,824     336,968         53,018
   Transfer to policyholders for
     benefits, terminations and policy
     loans.............................     (21,196)        (49,241)      (25,156)     (1,750,628)    (18,192)       (13,378)
                                           --------      ----------      --------     -----------    --------       --------
Net increase (decrease) in assets from
  principal transactions...............     512,490       1,911,045       750,931       9,522,196     318,776         39,640
Total increase (decrease) in assets....     540,268       1,958,752       761,594       9,888,391     324,305         41,015
                                           --------      ----------      --------     -----------    --------       --------
Assets, beginning of period............          --              --            --              --          --             --
                                           --------      ----------      --------     -----------    --------       --------
Assets, end of period..................    $540,268      $1,958,752      $761,594     $ 9,888,391    $324,305       $ 41,015
                                           ========      ==========      ========     ===========    ========       ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                               Sub-Account
                                            --------------------------------------------------------------------------------
                                                                      U.S. Global                                Large Cap
                                             Strategic     Mid Cap      Leaders    U.S. High Yield  Strategic   Value Trust
                                             Bond Trust   Core Trust  Growth Trust   Bond Trust    Income Trust   Series 0
                                            ------------ ------------ ------------ --------------- ------------ ------------
                                            Period Ended Period Ended Period Ended  Period Ended   Period Ended Period Ended
                                            Dec. 31/05## Dec. 31/05## Dec. 31/05##  Dec. 31/05##   Dec. 31/05## Dec. 31/05##
                                            ------------ ------------ ------------ --------------- ------------ ------------
Income:
   Dividends............................... $        --   $       --    $   398       $     --      $   3,459   $         --
Expenses:
   Mortality and expense risk..............         411          180          2             86             98          3,894
                                            -----------   ----------    -------       --------      ---------   ------------
Net investment income (loss)...............        (411)        (180)       396            (86)         3,361         (3,894)
Net realized gain (loss)...................       1,322        7,695        (68)            20            695       (517,600)
Change in unrealized appreciation
  (depreciation) during the period.........      46,321       39,796       (610)         2,264         (2,758)       341,588
                                            -----------   ----------    -------       --------      ---------   ------------
Net increase (decrease) in assets from
  operations...............................      47,232       47,311       (282)         2,198          1,298       (179,906)
                                            -----------   ----------    -------       --------      ---------   ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans.............   3,931,329    1,509,961     24,356        282,697        317,394     41,639,129
   Transfer to policyholders for benefits,
     terminations and policy loans.........  (1,469,309)    (854,398)    (3,238)        (4,729)      (231,860)   (18,813,943)
                                            -----------   ----------    -------       --------      ---------   ------------
Net increase (decrease) in assets from
  principal transactions...................   2,462,020      655,563     21,118        277,968         85,534     22,825,186
Total increase (decrease) in assets........   2,509,252      702,874     20,836        280,166         86,832     22,645,280
                                            -----------   ----------    -------       --------      ---------   ------------
Assets, beginning of period................          --           --         --             --             --             --
                                            -----------   ----------    -------       --------      ---------   ------------
Assets, end of period...................... $ 2,509,252   $  702,874    $20,836       $280,166      $  86,832   $ 22,645,280
                                            ===========   ==========    =======       ========      =========   ============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                             Sub-Account
                                        ------------------------------------------------------------------------------------
                                                                           Small Cap                              Science &
                                        Quantitative Mid     Natural     Opportunities Pacific Rim  Real Return   Technology
                                           Cap Trust     Resources Trust     Trust        Trust      Bond Trust     Trust
                                        ---------------- --------------- ------------- ------------ ------------ ------------
                                          Period Ended    Period Ended   Period Ended  Period Ended Period Ended Period Ended
                                          Dec. 31/05##    Dec. 31/05##   Dec. 31/05##  Dec. 31/05## Dec. 31/05## Dec. 31/05##
                                        ---------------- --------------- ------------- ------------ ------------ ------------
Income:
   Dividends...........................     $     --       $        --   $         --  $        --   $       --    $     --
Expenses:
   Mortality and expense risk..........          161             1,507          2,260        1,038          778          22
                                            --------       -----------   ------------  -----------   ----------    --------
Net investment income (loss)...........         (161)           (1,507)        (2,260)      (1,038)        (778)        (22)
Net realized gain (loss)...............          394            34,363         11,392       23,971          (35)         54
Change in unrealized appreciation
  (depreciation) during the period.....       15,795           588,157         15,168      497,354      (23,917)      1,328
                                            --------       -----------   ------------  -----------   ----------    --------
Net increase (decrease) in assets from
  operations...........................       16,028           621,013         24,300      520,287      (24,730)      1,360
                                            --------       -----------   ------------  -----------   ----------    --------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans.....      709,707         6,953,698     13,189,650    6,168,866    3,870,728     105,541
   Transfer to policyholders for
     benefits, terminations and policy
     loans.............................      (55,264)       (1,866,539)   (12,759,615)  (2,239,382)    (112,606)     (1,742)
                                            --------       -----------   ------------  -----------   ----------    --------
Net increase (decrease) in assets from
  principal transactions...............      654,443         5,087,159        430,035    3,929,484    3,758,122     103,799
Total increase (decrease) in assets....      670,471         5,708,172        454,335    4,449,771    3,733,392     105,159
                                            --------       -----------   ------------  -----------   ----------    --------
Assets, beginning of period............           --                --             --           --           --          --
                                            --------       -----------   ------------  -----------   ----------    --------
Assets, end of period..................     $670,471       $ 5,708,172   $    454,335  $ 4,449,771   $3,733,392    $105,159
                                            ========       ===========   ============  ===========   ==========    ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                             Sub-Account
                                        -------------------------------------------------------------------------------------
                                                                                                   Total Stock
                                                        Quantitative Mid Cap Index Small Cap Index Market Index   Blue Chip
                                        Utilities Trust Value Trust      Trust          Trust         Trust      Growth Trust
                                        --------------- ------------ ------------- --------------- ------------  ------------
                                         Period Ended   Period Ended Period Ended   Period Ended   Period Ended  Period Ended
                                         Dec. 31/05##   Dec. 31/05## Dec. 31/05##   Dec. 31/05##   Dec. 31/05##  Dec. 31/05##
                                        --------------- ------------ ------------- --------------- ------------  ------------
Income:
   Dividends...........................   $        --     $    --     $        --    $        --   $         --  $         --
Expenses:
   Mortality and expense risk..........         1,557          13           1,645          5,790         33,605       158,646
                                          -----------     -------     -----------    -----------   ------------  ------------
Net investment income (loss)...........        (1,557)        (13)         (1,645)        (5,790)       (33,605)     (158,646)
Net realized gain (loss)...............        (5,564)          8          46,182        216,029        871,912     1,200,532
Change in unrealized appreciation
  (depreciation) during the period.....        88,580       2,640         449,125      1,231,160      3,149,755    11,449,744
                                          -----------     -------     -----------    -----------   ------------  ------------
Net increase (decrease) in assets from
  operations...........................        81,459       2,635         493,662      1,441,399      3,988,062    12,491,630
                                          -----------     -------     -----------    -----------   ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans.....     4,994,879      70,272       6,510,338     13,556,496     56,940,063   108,211,406
   Transfer to policyholders for
     benefits, terminations and policy
     loans.............................    (3,103,633)       (529)     (2,055,106)    (3,599,244)   (25,939,411)  (18,816,802)
                                          -----------     -------     -----------    -----------   ------------  ------------
Net increase (decrease) in assets from
  principal transactions...............     1,891,246      69,743       4,455,232      9,957,252     31,000,652    89,394,604
Total increase (decrease) in assets....     1,972,705      72,378       4,948,894     11,398,651     34,988,714   101,886,234
                                          -----------     -------     -----------    -----------   ------------  ------------
Assets, beginning of period............            --          --              --             --             --            --
                                          -----------     -------     -----------    -----------   ------------  ------------
Assets, end of period..................   $ 1,972,705     $72,378     $ 4,948,894    $11,398,651   $ 34,988,714  $101,886,234
                                          ===========     =======     ===========    ===========   ============  ============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                              Sub-Account
                                        ---------------------------------------------------------------------------------------
                                                                        Large Cap
                                          Financial    Health Sciences Growth Trust Equity-Income Mid Cap Stock   Real Estate
                                        Services Trust Trust Series 0    Series 0       Trust         Trust     Securities Trust
                                        -------------- --------------- ------------ ------------- ------------- ----------------
                                         Period Ended   Period Ended   Period Ended Period Ended  Period Ended    Period Ended
                                         Dec. 31/05##   Dec. 31/05##   Dec. 31/05## Dec. 31/05##  Dec. 31/05##    Dec. 31/05##
                                        -------------- --------------- ------------ ------------- ------------- ----------------
Income:
   Dividends...........................   $       --     $        --   $        --  $         --  $         --    $         --
Expenses:
   Mortality and expense risk..........        2,634           8,433        49,721       189,995        54,670          51,875
                                          ----------     -----------   -----------  ------------  ------------    ------------
Net investment income (loss)...........       (2,634)         (8,433)      (49,721)     (189,995)      (54,670)        (51,875)
Net realized gain (loss)...............        7,371         174,549       380,793     2,037,229     2,303,750         882,137
Change in unrealized appreciation
  (depreciation) during the period.....      169,610         875,841     1,752,345    11,144,815     8,263,934       6,952,398
                                          ----------     -----------   -----------  ------------  ------------    ------------
Net increase (decrease) in assets from
  operations...........................      174,347       1,041,957     2,083,417    12,992,049    10,513,014       7,782,660
                                          ----------     -----------   -----------  ------------  ------------    ------------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans.....    1,548,438       7,736,637    42,175,211   248,074,683    77,504,679      88,444,865
   Transfer to policyholders for
     benefits, terminations and policy
     loans.............................     (190,129)     (3,456,236)   (9,537,231)  (72,112,358)  (22,409,774)    (32,518,889)
                                          ----------     -----------   -----------  ------------  ------------    ------------
Net increase (decrease) in assets from
  principal transactions...............    1,358,309       4,280,401    32,637,980   175,962,325    55,094,905      55,925,976
Total increase (decrease) in assets....    1,532,656       5,322,358    34,721,397   188,954,374    65,607,919      63,708,636
                                          ----------     -----------   -----------  ------------  ------------    ------------
Assets, beginning of period............           --              --            --            --            --              --
                                          ----------     -----------   -----------  ------------  ------------    ------------
Assets, end of period..................   $1,532,656     $ 5,322,358   $34,721,397  $188,954,374  $ 65,607,919    $ 63,708,636
                                          ==========     ===========   ===========  ============  ============    ============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                                  Sub-Account
                                                  --------------------------------------------------------------------------
                                                                                      Global Bond Trust
                                                  Total Return Trust High Yield Trust     Series 0        CSI Equity Trust
                                                  ------------------ ---------------- ----------------- --------------------
                                                     Period Ended      Period Ended     Period Ended    Year Ended Year Ended
                                                     Dec. 31/05##      Dec. 31/05##     Dec. 31/05##    Dec. 31/05 Dec. 31/04
                                                  ------------------ ---------------- ----------------- ---------- ----------
Income:
   Dividends.....................................    $         --      $        --      $         --     $  4,190   $    813
Expenses:
   Mortality and expense risk....................           9,573           23,630            36,986           --         --
                                                     ------------      -----------      ------------     --------   --------
Net investment income (loss).....................          (9,573)         (23,630)          (36,986)       4,190        813
Net realized gain (loss).........................          17,454          282,828          (363,022)       4,305      6,151
Change in unrealized appreciation (depreciation)
  during the period..............................         317,407          764,523        (1,593,140)        (610)     2,796
                                                     ------------      -----------      ------------     --------   --------
Net increase (decrease) in assets from
  operations.....................................         325,288        1,023,721        (1,993,148)       7,885      9,760
                                                     ------------      -----------      ------------     --------   --------
Changes from principal transactions:
   Net premiums from policyholders and transfers
     to policy loans.............................      47,813,651       25,477,472        50,710,122       63,902     70,219
   Transfer to policyholders for benefits,
     terminations and policy loans...............     (20,466,376)      (8,808,703)      (21,165,568)     (34,376)   (24,905)
                                                     ------------      -----------      ------------     --------   --------
Net increase (decrease) in assets from principal
  transactions...................................      27,347,275       16,668,769        29,544,554       29,526     45,314
Total increase (decrease) in assets..............      27,672,563       17,692,490        27,551,406       37,411     55,074
                                                     ------------      -----------      ------------     --------   --------
Assets, beginning of period......................              --               --                --      135,832     80,758
                                                     ------------      -----------      ------------     --------   --------
Assets, end of period............................    $ 27,672,563      $17,692,490      $ 27,551,406     $173,243   $135,832
                                                     ============      ===========      ============     ========   ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                           Sub-Account
                                        ---------------------------------------------------------------------------------
                                                                                                  AIM V.I. Premier Equity
                                           Large Cap Growth Trust         Active Bond Trust           Series 1 Trust
                                        ---------------------------  --------------------------  ------------------------
                                         Year Ended     Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
                                         Dec. 31/05x    Dec. 31/04    Dec. 31/05    Dec. 31/04   Dec. 31/05xx  Dec. 31/04
                                        -------------  ------------  ------------  ------------  ------------ -----------
Income:
   Dividends........................... $      47,047  $    708,982  $  1,125,251  $  2,464,980  $        --  $    29,280
Expenses:
   Mortality and expense risk..........        77,097       239,087       104,976       105,950        1,659        5,510
                                        -------------  ------------  ------------  ------------  -----------  -----------
Net investment income (loss)...........       (30,050)      469,895     1,020,275     2,359,030       (1,659)      23,770
Net realized gain (loss)...............    (9,362,777)  (11,045,513)      (10,413)    1,056,909      151,308      (68,051)
Change in unrealized appreciation
  (depreciation) during the period.....     3,473,255    14,356,150       723,589      (124,950)    (487,035)     378,006
                                        -------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in assets from
  operations...........................    (5,919,572)    3,780,532     1,733,451     3,290,989     (337,386)     333,725
                                        -------------  ------------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans.....     6,439,676    55,313,524    22,652,983    36,645,229    3,720,040    8,532,906
   Transfer to policyholders for
     benefits, terminations and policy
     loans.............................  (103,200,605)  (61,970,688)  (24,526,062)  (39,829,577)  (9,898,819)  (4,938,810)
                                        -------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in assets from
  principal transactions...............   (96,760,929)   (6,657,164)   (1,873,079)   (3,184,348)  (6,178,779)   3,594,096
Total increase (decrease) in assets....  (102,680,501)   (2,876,632)     (139,628)      106,641   (6,516,165)   3,927,821
                                        -------------  ------------  ------------  ------------  -----------  -----------
Assets, beginning of period............   102,680,501   105,557,133    73,314,142    73,207,501    6,516,165    2,588,344
                                        -------------  ------------  ------------  ------------  -----------  -----------
Assets, end of period.................. $          --  $102,680,501  $ 73,174,514  $ 73,314,142  $        --  $ 6,516,165
                                        =============  ============  ============  ============  ===========  ===========

--------
x Terminated as an investment option and funds transferred to Blue Chip Growth Trust on May 2, 2005
# Terminated as an investment option and funds transferred to Mid Cap Index Trust on May 2, 2005
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005

                                                                        Sub-Account
                                       -------------------------------------------------------------------------------
                                           AIM V.I. Capital                                   MFS Investors Growth Stock
                                       Development Series 2 Trust  Turner Core Growth Trust       Series (IC) Trust
                                       -------------------------  --------------------------  ------------------------
                                       Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                       Dec. 31/05#   Dec. 31/04    Dec. 31/05    Dec. 31/04   Dec. 31/05xx   Dec. 31/04
                                       -----------   ----------   ------------  ------------  ------------  -----------
Income:
   Dividends.......................... $        --   $       --   $    191,938  $     89,711  $    12,459   $        --
Expenses:
   Mortality and expense risk.........         749          919         22,146        17,693          914         2,464
                                       -----------   ----------   ------------  ------------  -----------   -----------
Net investment income (loss)..........        (749)        (919)       169,792        72,018       11,545        (2,464)
Net realized gain (loss)..............      66,297       31,814      1,357,898       580,146      141,741        40,701
Change in unrealized appreciation
  (depreciation) during the period....    (209,475)     149,866      4,204,726     3,122,489     (376,635)      235,185
                                       -----------   ----------   ------------  ------------  -----------   -----------
Net increase (decrease) in assets
  from operations.....................    (143,927)     180,761      5,732,416     3,774,653     (223,349)      273,422
                                       -----------   ----------   ------------  ------------  -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans....   2,578,049    1,872,639     36,738,770    31,746,475      454,315     2,048,230
   Transfer to policyholders for
     benefits, terminations and
     policy loans.....................  (4,218,446)    (627,101)   (31,058,602)  (29,850,019)  (3,638,815)   (1,259,398)
                                       -----------   ----------   ------------  ------------  -----------   -----------
Net increase (decrease) in assets
  from principal transactions.........  (1,640,397)   1,245,538      5,680,168     1,896,456   (3,184,500)      788,832
Total increase (decrease) in assets...  (1,784,324)   1,426,299     11,412,584     5,671,109   (3,407,849)    1,062,254
                                       -----------   ----------   ------------  ------------  -----------   -----------
Assets, beginning of period...........   1,784,324      358,025     36,736,126    31,065,017    3,407,849     2,345,595
                                       -----------   ----------   ------------  ------------  -----------   -----------
Assets, end of period................. $        --   $1,784,324   $ 48,148,710  $ 36,736,126  $        --   $ 3,407,849
                                       ===========   ==========   ============  ============  ===========   ===========

--------
x Terminated as an investment option and funds transferred to Blue Chip Growth Trust on May 2, 2005
# Terminated as an investment option and funds transferred to Mid Cap Index Trust on May 2, 2005
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                          Sub-Account
                                       -----------------------------------------------------------------------------------------
                                       MFS New Discovery Series (IC)                                Brandes International Equity
                                                 Trust               MFS Research Series (IC) Trust             Trust
                                       ----------------------------  -----------------------------  ----------------------------
                                        Year Ended      Year Ended     Year Ended      Year Ended     Year Ended     Year Ended
                                       Dec. 31/05xxx    Dec. 31/04   Dec. 31/05xxxx    Dec. 31/04     Dec. 31/05     Dec. 31/04
                                       -------------   -----------   --------------    ----------   -------------  -------------
Income:
   Dividends.......................... $         --    $        --     $   2,503       $   2,934    $   8,040,190  $   1,118,434
Expenses:
   Mortality and expense risk.........        2,823         10,284           239             185           59,284         44,592
                                       ------------    -----------     ---------       ---------    -------------  -------------
Net investment income (loss)..........       (2,823)       (10,284)        2,264           2,749        7,980,906      1,073,842
Net realized gain (loss)..............      680,830        143,097        15,672          10,660        6,711,409      8,563,514
Change in unrealized appreciation
  (depreciation) during the period....   (2,043,111)       526,586       (37,939)         27,125       (3,139,956)    10,087,060
                                       ------------    -----------     ---------       ---------    -------------  -------------
Net increase (decrease) in assets from
  operations..........................   (1,365,104)       659,399       (20,003)         40,534       11,552,359     19,724,416
                                       ------------    -----------     ---------       ---------    -------------  -------------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans....      330,646      7,167,277       278,342         338,178       99,985,266    128,327,652
   Transfer to policyholders for
     benefits, terminations and
     policy loans.....................   (9,263,568)    (9,258,464)     (533,513)       (329,782)    (102,468,003)  (113,880,092)
                                       ------------    -----------     ---------       ---------    -------------  -------------
Net increase (decrease) in assets
  fratricidal transactions............   (8,932,922)    (2,091,187)     (255,171)          8,396       (2,482,737)    14,447,560
Total increase (decrease) in assets...  (10,298,026)    (1,431,788)     (275,174)         48,930        9,069,622     34,171,976
                                       ------------    -----------     ---------       ---------    -------------  -------------
Assets, beginning of period...........   10,298,026     11,729,814       275,174         226,244      109,759,967     75,587,991
                                       ------------    -----------     ---------       ---------    -------------  -------------
Assets, end of period................. $         --    $10,298,026     $      --       $ 275,174    $ 118,829,589  $ 109,759,967
                                       ============    ===========     =========       =========    =============  =============

--------
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005
xxx Terminated as an investment option and funds transferred to Small Cap Index Trust on May 2, 2005
xxxx Terminated as an investment option and funds transferred to Total Stock
     Market Index Trust on May 2, 2005

                                                                           Sub-Account
                                       ---------------------------------------------------------------------------------------
                                       Frontier Capital Appreciation Fidelity VIP II Contrafund (SC)  Fidelity VIP Growth (SC)
                                                  Trust                         Trust                          Trust
                                       ----------------------------  ------------------------------  -------------------------
                                        Year Ended     Year Ended      Year Ended      Year Ended     Year Ended    Year Ended
                                        Dec. 31/05     Dec. 31/04    Dec. 31/05xxxx    Dec. 31/04    Dec. 31/05xx   Dec. 31/04
                                       ------------   ------------   --------------   ------------   ------------  -----------
Income:
   Dividends.......................... $  4,137,012   $         --    $     97,061    $     71,381   $     52,517  $    18,393
Expenses:
   Mortality and expense risk.........       31,588         30,238          16,573          36,328          3,674       10,873
                                       ------------   ------------    ------------    ------------   ------------  -----------
Net investment income (loss)..........    4,105,424        (30,238)         80,488          35,053         48,843        7,520
Net realized gain (loss)..............    5,772,456      5,756,564       5,097,919       2,084,590        349,893      514,469
Change in unrealized appreciation
  (depreciation) during the period....   (3,668,668)    (1,204,549)     (6,511,456)      2,673,465     (1,329,618)    (126,092)
                                       ------------   ------------    ------------    ------------   ------------  -----------
Net increase (decrease) in assets
  from operations.....................    6,209,212      4,521,777      (1,333,049)      4,793,108       (930,882)     395,897
                                       ------------   ------------    ------------    ------------   ------------  -----------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans....   34,725,452     59,306,794      10,445,128      50,572,772      2,075,810    8,181,987
   Transfer to policyholders for
     benefits, terminations and
     policy loans.....................  (55,830,379)   (51,262,457)    (50,963,939)    (39,645,244)   (15,215,611)  (5,924,298)
                                       ------------   ------------    ------------    ------------   ------------  -----------
Net increase (decrease) in assets
  from principal transactions.........  (21,104,927)     8,044,337     (40,518,811)     10,927,528    (13,139,801)   2,257,689
Total increase (decrease) in assets...  (14,895,715)    12,566,114     (41,851,860)     15,720,636    (14,070,683)   2,653,586
                                       ------------   ------------    ------------    ------------   ------------  -----------
Assets, beginning of period...........   69,530,549     56,964,435      41,851,860      26,131,224     14,070,683   11,417,097
                                       ------------   ------------    ------------    ------------   ------------  -----------
Assets, end of period................. $ 54,634,834   $ 69,530,549    $         --    $ 41,851,860   $         --  $14,070,683
                                       ============   ============    ============    ============   ============  ===========

--------
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005
xxx Terminated as an investment option and funds transferred to Small Cap Index Trust on May 2, 2005
xxxx Terminated as an investment option and funds transferred to Total Stock
     Market Index Trust on May 2, 2005

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                             Sub-Account
                                            -------------------------------------------------------------------------------
                                                 Fidelity VIP II                                 International Equity Index B
                                               Overseas (SC) Trust    Financial Industries Trust            Trust
                                            ------------------------  -------------------------  --------------------------
                                            Year Ended    Year Ended   Year Ended   Year Ended    Year Ended     Year Ended
                                            Dec. 31/05^   Dec. 31/04  Dec. 31/05^^  Dec. 31/04    Dec. 31/05     Dec. 31/04
                                            -----------  -----------  ------------  ----------   ------------   ------------
Income:
   Dividends............................... $    35,431  $    37,868  $    32,111   $   11,256   $  6,314,915   $  1,112,444
Expenses:
   Mortality and expense risk..............       2,386        6,029        1,529        3,283        127,652         96,742
                                            -----------  -----------  -----------   ----------   ------------   ------------
Net investment income (loss)...............      33,045       31,839       30,582        7,973      6,187,263      1,015,702
Net realized gain (loss)...................     173,167      (22,681)       1,863       17,689      4,926,693      1,419,462
Change in unrealized appreciation
  (depreciation) during the period.........    (493,736)     344,933     (118,880)      39,736        436,610      6,777,942
                                            -----------  -----------  -----------   ----------   ------------   ------------
Net increase (decrease) in assets from
  operations...............................    (287,524)     354,091      (86,435)      65,398     11,550,566      9,213,106
                                            -----------  -----------  -----------   ----------   ------------   ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans.............   3,765,187    8,522,289      229,995      651,142     42,211,487     18,559,328
   Transfer to policyholders for benefits,
     terminations and policy loans.........  (7,450,522)  (5,957,493)  (1,349,492)    (117,187)   (31,739,882)   (14,454,153)
                                            -----------  -----------  -----------   ----------   ------------   ------------
Net increase (decrease) in assets from
  principal transactions...................  (3,685,335)   2,564,796   (1,119,497)     533,955     10,471,605      4,105,175
Total increase (decrease) in assets........  (3,972,859)   2,918,887   (1,205,932)     599,353     22,022,171     13,318,281
                                            -----------  -----------  -----------   ----------   ------------   ------------
Assets, beginning of period................   3,972,859    1,053,972    1,205,932      606,579     57,935,992     44,617,711
                                            -----------  -----------  -----------   ----------   ------------   ------------
Assets, end of period...................... $        --  $ 3,972,859  $        --   $1,205,932   $ 79,958,163   $ 57,935,992
                                            ===========  ===========  ===========   ==========   ============   ============

--------
^ Terminated as an investment option and funds transferred to International Equity Index B Trust on May 2, 2005
^^ Terminated as an investment option and funds transferred to Financial Services Trust on May 2, 2005
^^^ Terminated as an investment option and funds transferred to Health Sciences
    Trust Series 0 on May 2, 2005
+(a)Terminated as an investment option and funds transferred to Large Cap
    Growth Trust Series 0 on May 2, 2005

                                                                              Sub-Account
                                            ----------------------------------------------------------------------------------
                                                                                                   Janus Aspen Worldwide Growth
                                              Health Sciences Trust       Earnings Growth Trust           (SC) Trust
                                            -------------------------  --------------------------  ---------------------------
                                             Year Ended    Year Ended   Year Ended    Year Ended   Year Ended      Year Ended
                                            Dec. 31/05^^^  Dec. 31/04  Dec. 31/05(a)  Dec. 31/04   Dec. 31/05^     Dec. 31/04
                                            ------------- -----------  ------------- ------------  -----------    -----------
Income:
   Dividends...............................  $   474,537  $        --  $    411,364  $    248,602  $        --    $    27,999
Expenses:
   Mortality and expense risk..............        2,414        6,530        23,536        77,216        1,280          3,858
                                             -----------  -----------  ------------  ------------   -----------   -----------
Net investment income (loss)...............      472,123       (6,530)      387,828       171,386       (1,280)        24,141
Net realized gain (loss)...................     (159,697)      70,085     4,189,892    (1,650,237)     101,703         97,452
Change in unrealized appreciation
  (depreciation) during the period.........     (488,540)     218,991    (6,119,180)    2,234,765     (221,645)        33,385
                                             -----------  -----------  ------------  ------------   -----------   -----------
Net increase (decrease) in assets from
  operations...............................     (176,114)     282,546    (1,541,460)      755,914     (121,222)       154,978
                                             -----------  -----------  ------------  ------------   -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans.............    1,207,493    5,401,442     2,197,357     8,642,387      366,254      1,147,301
   Transfer to policyholders for benefits,
     terminations and policy loans.........   (5,020,821)  (3,991,145)  (32,183,669)  (13,738,933)  (3,437,447)    (1,336,224)
                                             -----------  -----------  ------------  ------------   -----------   -----------
Net increase (decrease) in assets from
  principal transactions...................   (3,813,328)   1,410,297   (29,986,312)   (5,096,546)  (3,071,193)      (188,923)
Total increase (decrease) in assets........   (3,989,442)   1,692,843   (31,527,772)   (4,340,632)  (3,192,415)       (33,945)
                                             -----------  -----------  ------------  ------------   -----------   -----------
Assets, beginning of period................    3,989,442    2,296,599    31,527,772    35,868,404    3,192,415      3,226,360
                                             -----------  -----------  ------------  ------------   -----------   -----------
Assets, end of period......................  $        --  $ 3,989,442  $         --  $ 31,527,772  $        --    $ 3,192,415
                                             ===========  ===========  ============  ============   ===========   ===========

--------
^ Terminated as an investment option and funds transferred to International Equity Index B Trust on May 2, 2005
^^ Terminated as an investment option and funds transferred to Financial Services Trust on May 2, 2005
^^^ Terminated as an investment option and funds transferred to Health Sciences
    Trust Series 0 on May 2, 2005
+(a)Terminated as an investment option and funds transferred to Large Cap
    Growth Trust Series 0 on May 2, 2005

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                            Sub-Account
                                       ---------------------------------------------------------------------------------------
                                       Janus Aspen Global Technology
                                               (SC) Trust                Large Cap Value Trust       Fundamental Value Trust
                                       ----------------------------  ----------------------------  ---------------------------
                                         Year Ended     Year Ended     Year Ended     Year Ended     Year Ended    Year Ended
                                       Dec. 31/05xxxx   Dec. 31/04   Dec. 31/05^^^^   Dec. 31/04   Dec. 31/05^^^^  Dec. 31/04
                                       --------------  -----------   -------------- -------------  -------------- ------------
Income:
   Dividends..........................  $        --    $        --   $   4,890,119  $   2,361,978   $  2,404,272  $    557,707
Expenses:
   Mortality and expense risk.........          793          2,640          69,020        200,423         27,335        72,967
                                        -----------    -----------   -------------  -------------   ------------  ------------
Net investment income (loss)..........         (793)        (2,640)      4,821,099      2,161,555      2,376,937       484,740
Net realized gain (loss)..............      (48,387)       171,217      10,089,343     11,620,175      4,758,495       740,936
Change in unrealized appreciation
  (depreciation) during the period....      (70,379)      (104,963)    (19,612,704)     6,459,401     (7,469,165)    4,368,077
                                        -----------    -----------   -------------  -------------   ------------  ------------
Net increase (decrease) in assets from
  operations..........................     (119,559)        63,614      (4,702,262)    20,241,131       (333,733)    5,593,753
                                        -----------    -----------   -------------  -------------   ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans....      545,695        887,291      20,246,659    126,617,677      4,998,311    28,602,805
   Transfer to policyholders for
     benefits, terminations and
     policy loans.....................   (1,544,331)    (1,350,132)   (181,892,758)  (108,709,521)   (49,651,088)  (21,489,760)
                                        -----------    -----------   -------------  -------------   ------------  ------------
Net increase (decrease) in assets from
  principal transactions..............     (998,636)      (462,841)   (161,646,099)    17,908,156    (44,652,777)    7,113,045
Total increase (decrease) in assets...   (1,118,195)      (399,227)   (166,348,361)    38,149,287    (44,986,510)   12,706,798
                                        -----------    -----------   -------------  -------------   ------------  ------------
Assets, beginning of period...........    1,118,195      1,517,422     166,348,361    128,199,074     44,986,510    32,279,712
                                        -----------    -----------   -------------  -------------   ------------  ------------
Assets, end of period.................  $        --    $ 1,118,195   $          --  $ 166,348,361   $         --  $ 44,986,510
                                        ===========    ===========   =============  =============   ============  ============

--------
xxxx Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005
### Terminated as an investment option and funds transferred to MidCap Stock Trust on May 2, 2005
^^^^ Terminated as an investment option and funds transferred to Equity-Income Trust Series 0 on May 2, 2005
$$$   Renamed on May 2, 2005. Formerly known as Money Market Trust

                                                                           Sub-Account
                                       -----------------------------------------------------------------------------------------
                                           Money Market B Trust         Mid Cap Growth Trust     Business Opportunity Value Trust
                                       ----------------------------  --------------------------  -------------------------------
                                        Year Ended      Year Ended    Year Ended    Year Ended    Year Ended       Year Ended
                                       Dec. 31/05$$$    Dec. 31/04   Dec. 31/05###  Dec. 31/04    Dec. 31/05       Dec. 31/04
                                       -------------  -------------  ------------- ------------  ------------     -----------
Income:
   Dividends.......................... $   4,041,814  $   2,257,943  $  1,245,053  $         --  $  1,455,304     $    45,204
Expenses:
   Mortality and expense risk.........       208,517        266,125        23,109        65,164         7,450           1,918
                                       -------------  -------------  ------------  ------------  ------------     -----------
Net investment income (loss)..........     3,833,297      1,991,818     1,221,944       (65,164)    1,447,854          43,286
Net realized gain (loss)..............            --             --    (2,785,082)    8,980,905     1,048,997         249,862
Change in unrealized appreciation
  (depreciation) during the period....            --              0    (2,167,164)   (4,303,219)   (1,004,736)        602,824
                                       -------------  -------------  ------------  ------------  ------------     -----------
Net increase (decrease) in assets from
  operations..........................     3,833,297      1,991,818    (3,730,302)    4,612,522     1,492,115         895,972
                                       -------------  -------------  ------------  ------------  ------------     -----------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans....   318,041,961    335,386,173    11,797,492    41,484,904    31,681,891       9,420,815
   Transfer to policyholders for
     benefits, terminations and
     policy loans.....................  (325,406,950)  (439,005,369)  (55,462,566)  (41,675,828)  (25,353,706)     (4,308,810)
                                       -------------  -------------  ------------  ------------  ------------     -----------
Net increase (decrease) in assets from
  principal transactions..............    (7,364,989)  (103,619,196)  (43,665,074)     (190,924)    6,328,185       5,112,005
Total increase (decrease) in assets...    (3,531,692)  (101,627,378)  (47,395,376)    4,421,598     7,820,300       6,007,977
                                       -------------  -------------  ------------  ------------  ------------     -----------
Assets, beginning of period...........   122,374,288    224,001,666    47,395,376    42,973,778     8,806,713       2,798,736
                                       -------------  -------------  ------------  ------------  ------------     -----------
Assets, end of period................. $ 118,842,596  $ 122,374,288  $         --  $ 47,395,376  $ 16,627,013     $ 8,806,713
                                       =============  =============  ============  ============  ============     ===========

--------
xxxx Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005
### Terminated as an investment option and funds transferred to MidCap Stock Trust on May 2, 2005
^^^^ Terminated as an investment option and funds transferred to Equity-Income Trust Series 0 on May 2, 2005
$$$   Renamed on May 2, 2005. Formerly known as Money Market Trust

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                           Sub-Account
                                       ----------------------------------------------------------------------------------
                                           Bond Index B Trust            Mid Value Trust          Small Cap Value Trust
                                       --------------------------  --------------------------  --------------------------
                                        Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                        Dec. 31/05    Dec. 31/04   Dec. 31/05$$   Dec. 31/04    Dec. 31/05    Dec. 31/04
                                       ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividends.......................... $    765,117  $  2,244,746  $    816,284  $    224,082  $  1,134,127  $    586,038
Expenses:
   Mortality and expense risk.........       57,357        58,228        77,250        60,087        77,332        54,952
                                       ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)..........      707,760     2,186,518       739,034       163,995     1,056,795       531,086
Net realized gain (loss)..............       (4,963)     (201,504)    1,109,107    13,430,888     4,766,943    10,690,167
   Change in unrealized appreciation
     (depreciation) during the
     period...........................      380,187       (16,454)    1,089,246    (4,422,551)    1,842,265     3,411,482
                                       ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in assets from
  operations..........................    1,082,984     1,968,560     2,937,387     9,172,332     7,666,003    14,632,735
                                       ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans....   25,926,103    44,895,955    36,592,920    80,435,129    69,041,756    90,799,087
   Transfer to policyholders for
     benefits, terminations and
     policy loans.....................  (29,155,816)  (53,065,793)  (57,278,902)  (57,507,441)  (53,324,570)  (79,812,708)
                                       ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in assets from
  principal transactions..............   (3,229,713)   (8,169,838)  (20,685,982)   22,927,688    15,717,186    10,986,379
Total increase (decrease) in assets...   (2,146,729)   (6,201,278)  (17,748,595)   32,100,020    23,383,189    25,619,114
                                       ------------  ------------  ------------  ------------  ------------  ------------
Assets, beginning of period...........   50,017,981    56,219,259    72,854,467    40,754,447    76,498,819    50,879,705
                                       ------------  ------------  ------------  ------------  ------------  ------------
Assets, end of period................. $ 47,871,252  $ 50,017,981  $ 55,105,872  $ 72,854,467  $ 99,882,008  $ 76,498,819
                                       ============  ============  ============  ============  ============  ============

--------
$$    Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust
####  Renamed on May 2, 2005. Formerly known as Growth & Income Trust
+ Terminated as an investment option and funds transferred to Real Estate Securities Trust on May 2, 2005

                                                                           Sub-Account
                                       -----------------------------------------------------------------------------------
                                        Real Estate Equity Trust     Growth & Income II Trust          Managed Trust
                                       --------------------------  ---------------------------  --------------------------
                                        Year Ended    Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                        Dec. 31/05+   Dec. 31/04   Dec. 31/05####  Dec. 31/04    Dec. 31/05    Dec. 31/04
                                       ------------  ------------  -------------- ------------  ------------  ------------
Income:
   Dividends.......................... $  3,063,543  $    907,539   $  8,004,217  $  1,824,102  $  4,787,911  $  3,223,754
Expenses:
   Mortality and expense risk.........       22,242        59,585        679,439       600,602       938,229       827,362
                                       ------------  ------------   ------------  ------------  ------------  ------------
Net investment income (loss)..........    3,041,301       847,954      7,324,778     1,223,500     3,849,682     2,396,392
Net realized gain (loss)..............    6,832,452     5,331,864     (3,347,220)  (11,339,482)       44,809    (1,056,814)
Change in unrealized appreciation
  (depreciation) during the period....  (10,474,485)    6,456,309     10,853,274    26,830,346        81,020    11,030,460
                                       ------------  ------------   ------------  ------------  ------------  ------------
Net increase (decrease) in assets from
  operations..........................     (600,732)   12,636,127     14,830,832    16,714,364     3,975,511    12,370,038
                                       ------------  ------------   ------------  ------------  ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans....   15,161,294    39,185,274     17,773,731    49,605,239    14,726,988    60,798,659
   Transfer to policyholders for
     benefits, terminations and
     policy loans.....................  (67,270,325)  (28,423,372)   (24,794,380)  (27,175,475)  (15,698,894)  (16,568,214)
                                       ------------  ------------   ------------  ------------  ------------  ------------
Net increase (decrease) in assets from
  principal transactions..............  (52,109,031)   10,761,902     (7,020,649)   22,429,764      (971,906)   44,230,445
Total increase (decrease) in assets...  (52,709,763)   23,398,029      7,810,183    39,144,128     3,003,605    56,600,483
                                       ------------  ------------   ------------  ------------  ------------  ------------
Assets, beginning of period...........   52,709,763    29,311,734    177,101,751   137,957,623   183,581,570   126,981,087
                                       ------------  ------------   ------------  ------------  ------------  ------------
Assets, end of period................. $         --  $ 52,709,763   $184,911,934  $177,101,751  $186,585,175  $183,581,570
                                       ============  ============   ============  ============  ============  ============

--------
$$    Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust
####  Renamed on May 2, 2005. Formerly known as Growth & Income Trust
+ Terminated as an investment option and funds transferred to Real Estate Securities Trust on May 2, 2005

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                           Sub-Account
                                       -----------------------------------------------------------------------------------
                                         Total Return Bond Trust      Short-Term Bond Trust       Small Cap Growth Trust
                                       --------------------------  --------------------------  ---------------------------
                                        Year Ended    Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                       Dec. 31/05++   Dec. 31/04    Dec. 31/05    Dec. 31/04   Dec. 31/05/(b)/  Dec. 31/04
                                       ------------  ------------  ------------  ------------  --------------  ------------
Income:
   Dividends.......................... $    393,772  $    285,996  $  1,110,758  $  1,830,067   $  1,269,416   $         --
Expenses:
   Mortality and expense risk.........        3,135         5,047        59,867        63,413        125,360         75,055
                                       ------------  ------------  ------------  ------------   ------------   ------------
Net investment income (loss)..........      390,637       280,949     1,050,891     1,766,654      1,144,056        (75,055)
Net realized gain (loss)..............     (163,670)      234,159      (251,267)     (385,480)     7,923,346      1,970,134
Change in unrealized appreciation
  (depreciation) during the period....       (2,105)      (20,312)      601,672      (570,608)      (459,676)     2,300,368
                                       ------------  ------------  ------------  ------------   ------------   ------------
Net increase (decrease) in assets from
  operations..........................      224,862       494,796     1,401,296       810,566      8,607,726      4,195,447
                                       ------------  ------------  ------------  ------------   ------------   ------------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans....   11,572,675    34,248,179    41,821,717    52,866,678     32,140,751     58,250,226
   Transfer to policyholders for
     benefits, terminations and
     policy loans.....................  (26,269,814)  (26,992,895)  (48,000,185)  (44,151,626)   (25,286,312)   (42,195,362)
                                       ------------  ------------  ------------  ------------   ------------   ------------
Net increase (decrease) in assets from
  principal transactions..............  (14,697,139)    7,255,284    (6,178,468)    8,715,052      6,854,439     16,054,864
Total increase (decrease) in assets...  (14,472,277)    7,750,080    (4,777,172)    9,525,618     15,462,165     20,250,311
                                       ------------  ------------  ------------  ------------   ------------   ------------
Assets, beginning of period...........   14,472,277     6,722,197    66,797,269    57,271,651     56,765,132     36,514,821
                                       ------------  ------------  ------------  ------------   ------------   ------------
Assets, end of period................. $         --  $ 14,472,277  $ 62,020,097  $ 66,797,269   $ 72,227,297   $ 56,765,132
                                       ============  ============  ============  ============   ============   ============

--------
(b) Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust
(c) Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust
(d) Renamed on May 2, 2005. Formerly known as Equity Index Trust
++ Terminated as an investment option and funds transferred to Total Return Trust on May 2, 2005
+++ Terminated as an investment option and funds transferred to High Yield
    Trust on May 2, 2005

                                                                          Sub-Account
                                     ------------------------------------------------------------------------------------
                                        Overseas Equity Trust          500 Index B Trust          High Yield Bond Trust
                                     --------------------------  ----------------------------  --------------------------
                                      Year Ended    Year Ended    Year Ended      Year Ended    Year Ended    Year Ended
                                     Dec. 31/05(c)  Dec. 31/04   Dec. 31/05(d)    Dec. 31/04   Dec. 31/05+++  Dec. 31/04
                                     ------------- ------------  -------------  -------------  ------------- ------------
Income:
   Dividends........................ $  1,879,958  $    246,814  $   7,423,317  $   6,254,888  $    391,033  $  1,387,643
Expenses:
   Mortality and expense risk.......      132,169        99,062        491,215        451,005        11,598        35,994
                                     ------------  ------------  -------------  -------------  ------------  ------------
Net investment income (loss)........    1,747,789       147,752      6,932,102      5,803,883       379,435     1,351,649
Net realized gain (loss)............    4,746,380     1,931,723      9,687,058     (6,274,683)     (305,487)      277,423
Change in unrealized appreciation
  (depreciation) during the
  period............................    5,049,460     4,439,372      4,766,006     39,517,448      (572,796)      (15,319)
                                     ------------  ------------  -------------  -------------  ------------  ------------
Net increase (decrease) in assets
  from operations...................   11,543,629     6,518,847     21,385,166     39,046,648      (498,848)    1,613,753
                                     ------------  ------------  -------------  -------------  ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders
     and transfers to policy loans..   29,323,146    45,607,185    171,818,227    275,198,069     3,821,366    35,121,815
   Transfer to policyholders for
     benefits, terminations and
     policy loans...................  (38,624,505)  (23,321,420)  (161,441,701)  (188,908,488)  (23,821,756)  (39,859,922)
                                     ------------  ------------  -------------  -------------  ------------  ------------
Net increase (decrease) in assets
  from principal transactions.......   (9,301,359)   22,285,765     10,376,526     86,289,581   (20,000,390)   (4,738,107)
Total increase (decrease) in
  assets............................    2,242,270    28,804,612     31,761,692    125,336,229   (20,499,238)   (3,124,354)
                                     ------------  ------------  -------------  -------------  ------------  ------------
Assets, beginning of period.........   70,911,650    42,107,038    422,233,384    296,897,155    20,499,238    23,623,592
                                     ------------  ------------  -------------  -------------  ------------  ------------
Assets, end of period............... $ 73,153,920  $ 70,911,650  $ 453,995,076  $ 422,233,384  $         --  $ 20,499,238
                                     ============  ============  =============  =============  ============  ============

--------
(b) Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust
(c) Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust
(d) Renamed on May 2, 2005. Formerly known as Equity Index Trust
++ Terminated as an investment option and funds transferred to Total Return Trust on May 2, 2005
+++ Terminated as an investment option and funds transferred to High Yield
    Trust on May 2, 2005

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                 Sub-Account
                                                        ------------------------------------------------------------
                                                             Global Bond Trust                    Total
                                                        --------------------------  --------------------------------
                                                         Year Ended    Year Ended      Year Ended       Year Ended
                                                         Dec. 31/05$   Dec. 31/04      Dec. 31/05       Dec. 31/04
                                                        ------------  ------------  ---------------  ---------------
Income:
   Dividends........................................... $    932,316  $  1,554,888  $    67,288,233  $    31,736,466
Expenses:
   Mortality and expense risk..........................       18,142        49,057        4,178,286        3,746,467
                                                        ------------  ------------  ---------------  ---------------
Net investment income (loss)...........................      914,174     1,505,831       63,109,947       27,989,999
Net realized gain (loss)...............................      766,957       635,398       73,199,823       44,613,709
Change in unrealized appreciation (depreciation)
  during the period....................................   (2,127,575)      518,693       14,537,731      136,234,243
                                                        ------------  ------------  ---------------  ---------------
Net increase (decrease) in assets from operations......     (446,444)    2,659,922      150,847,501      208,837,951
                                                        ------------  ------------  ---------------  ---------------
Changes from principal transactions:
   Net premiums from policyholders and transfers to
     policy loans......................................   14,077,949    34,589,814    2,131,006,256    1,877,048,745
   Transfer to policyholders for benefits,
     terminations and policy loans.....................  (44,158,077)  (30,691,287)  (2,082,232,286)  (1,673,609,393)
                                                        ------------  ------------  ---------------  ---------------
Net increase (decrease) in assets from principal
  transactions.........................................  (30,080,128)    3,898,527       48,773,970      203,439,352
Total increase (decrease) in assets....................  (30,526,572)    6,558,449      199,621,471      412,277,303
                                                        ------------  ------------  ---------------  ---------------
Assets, beginning of period............................   30,526,572    23,968,123    2,258,184,926    1,845,907,623
                                                        ------------  ------------  ---------------  ---------------
Assets, end of period.................................. $         --  $ 30,526,572  $ 2,457,806,397  $ 2,258,184,926
                                                        ============  ============  ===============  ===============

--------
$ Terminated as an investment option and funds transferred to Global Bond Trust Series 0 on May 2, 2005

                     John Hancock Variable Life Account S

                         Notes to Financial Statements

                               December 31, 2005

1. Organization

John Hancock Variable Life Account S is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has eighty-six active investment sub-accounts. Each investment sub-account invests solely in shares of a particular John Hancock Trust (the "Trust") portfolio or of other outside investment trusts (Outside Trusts). The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the "Contracts") issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Prior to 2005, the assets of each sub-account were invested exclusively in shares of a corresponding Fund of John Hancock Trust Variable Series Trust I (the "Series Trust"). In 2005, the Series Trust underwent a re-organization, whereby the net assets of the Series Trust were acquired by Funds of John Hancock Trust (The "Trust", formerly, Manufacturers Investment Trust). As a result, certain sub-accounts previously invested in Funds of the Series Trust ceased operations on May 2, 2005. Simultaneously, the Account created new sub--accounts ( series "0" ), which commenced operations on May 2, 2005, to invest in the NAV series share class of the corresponding Funds of the Trust that acquired the previous corresponding Funds of the Series Trust.

                     John Hancock Variable Life Account S

Effective January 1, 2005, the following name changes occurred:

             Previous Name                            New Name
             -------------                            --------
 John Hancock Variable Series Trust I            John Hancock Trust

The following sub-accounts of the Account were added as investment options for variable annuity contract holders of the Company:

                                                  Commencement of Operations of
                                                        the Sub-accounts
                                                        ----------------
               All Cap Core Trust                         May 2, 2005
              All Cap Growth Trust                        May 2, 2005
              All Cap Value Trust                         May 2, 2005
    American Blue Chip Income & Growth Trust              May 2, 2005
          American Growth-Income Trust                    May 2, 2005
             American Growth Trust                        May 2, 2005
          American Growth-Income Trust                    May 2, 2005
          American International Trust                    May 2, 2005
             Blue Chip Growth Trust                       May 2, 2005
           Capital Appreciation Trust                     May 2, 2005
              Classic Value Trust                         May 2, 2005
                Core Bond Trust                           May 2, 2005
               Core Equity Trust                          May 2, 2005
              Dynamic Growth Trust                        May 2, 2005
             Emerging Growth Trust                        May 2, 2005
          Emerging Small Company Trust                    May 2, 2005
              Equity-Income Trust                         May 2, 2005
            Financial Services Trust                      May 2, 2005
        Fundamental Value Trust Series 0                  May 2, 2005
           Global Bond Trust Series 0                     May 2, 2005
                  Global Trust                            May 2, 2005
             Growth & Income Trust                        May 2, 2005
         Health Sciences Trust Series 0                   May 2, 2005

                     John Hancock Variable Life Account S

                                                 Commencement of Operations of
                                                       the Sub-accounts
                                                       ----------------
               High Yield Trust                           May 2, 2005
             Income & Value Trust                         May 2, 2005
       International Opportunities Trust                  May 2, 2005
         International Small Cap Trust                    May 2, 2005
           International Stock Trust                      May 2, 2005
           International Value Trust                      May 2, 2005
            Investment Quality Bond                       May 2, 2005
        Large Cap Growth Trust Series 0                   May 2, 2005
                Large Cap Trust                           May 2, 2005
        Large Cap Value Trust Series 0                    May 2, 2005
        Lifestyle Aggressive 1000 Trust                   May 2, 2005
         Lifestyle Balanced 640 Trust                     May 2, 2005
       Lifestyle Conservative 280 Trust                   May 2, 2005
          Lifestyle Growth 820 Trust                      May 2, 2005
         Lifestyle Moderate 460 Trust                     May 2, 2005
              Mid Cap Core Trust                          May 2, 2005
              Mid Cap Index Trust                         May 2, 2005
              Mid Cap Stock Trust                         May 2, 2005
              Mid Cap Value Trust                         May 2, 2005
            Natural Resources Trust                       May 2, 2005
               Pacific Rim Trust                          May 2, 2005
          Quantitative All Cap Trust                      May 2, 2005
          Quantitative Mid Cap Trust                      May 2, 2005
           Quantitative Value Trust                       May 2, 2005
         Real Estate Securities Trust                     May 2, 2005
            Real Return Bond Trust                        May 2, 2005
          Science & Technology Trust                      May 2, 2005
             Small Cap Index Trust                        May 2, 2005
         Small Cap Opportunities Trust                    May 2, 2005
                Small Cap Trust                           May 2, 2005
             Small Cap Value Trust                        May 2, 2005
              Small Company Trust                         May 2, 2005
           Small Company Value Trust                      May 2, 2005
              Special Value Trust                         May 2, 2005
             Strategic Bond Trust                         May 2, 2005
            Strategic Income Trust                        May 2, 2005
         Strategic Opportunities Trust                    May 2, 2005

                     John Hancock Variable Life Account S

                                                 Commencement of Operations of
                                                       the Sub-accounts
                                                       ----------------
             Strategic Value Trust                        May 2, 2005
              Total Return Trust                          May 2, 2005
        Total Stock Market Index Trust                    May 2, 2005
       U.S. Global Leaders Growth Trust                   May 2, 2005
       U.S. Government Securities Trust                   May 2, 2005
          U.S. High Yield Bond Trust                      May 2, 2005
             U.S. Large Cap Trust                         May 2, 2005
                Utilities Trust                           May 2, 2005
                  Value Trust                             May 2, 2005

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

         Previous Name                      New Name                Effective Date
         -------------                      --------                --------------
       Bond Index Trust                Bond Index B Trust            May 2, 2005
      Equity Index Trust                500 Index B Trust            May 2, 2005
     Growth & Income Trust          Growth & Income II Trust         May 2, 2005
  International Equity Index    International Equity Index B Trust   May 2, 2005
     Mid Cap Value B Trust               Mid Value Trust             May 2, 2005
      Money Market Trust              Money Market B Trust           May 2, 2005
    Overseas Equity B Trust           Overseas Equity Trust          May 2, 2005
Small Cap Emerging Growth Trust      Small Cap Growth Trust          May 2, 2005

Effective May 2, 2005, the following sub-accounts of the Account were terminated as investment options and funds transferred to existing sub-account funds as follows:

                   Terminated                             Funds Transferred To
                   ----------                             --------------------
     AIM V.I. Premier Equity Series 1 Trust                 500 Index B Trust
   AIM V.I. Capital Development Series 2 Trust             Mid Cap Index Trust
              Earnings Growth Trust                  Large Cap Growth Trust Series 0
         Fidelity VIP Growth (SC) Trust                     500 Index B Trust
      Fidelity VIP II Contrafund (SC) Trust             Total Stock Market Trust
       Fidelity VIP II Overseas (SC) Trust         International Equity Index B Trust
           Financial Industries Trust                   Financial Services Trust
             Fundamental Value Trust                       Equity-Income Trust
                Global Bond Trust                      Global Bond Trust Series 0

                     John Hancock Variable Life Account S

              Terminated                         Funds Transferred To
              ----------                 -------------------------------------
         Health Sciences Trust              Health Sciences Trust Series 0
         High Yield Bond Trust                     High Yield Trust
Janus Aspen Global Technology (SC) Trust    Total Stock Market Index Trust
Janus Aspen Worldwide Growth (SC) Trust   International Equity Index B Trust
        Large Cap Growth Trust                  Blue Chip Growth Trust
         Large Cap Value Trust                    Equity-Income Trust
 MFS Investors Growth Stock (IC) Trust             500 Index B Trust
     MFS New Discovery (IC trust)                Small Cap Index Trust
    MFS Research Series (IC) Trust             Total Stock Market Trust
         Mid Cap Growth Trust                     Mid Cap Stock Trust
       Real Estate Equity Trust              Real Estate Securities Trust
        Total Return Bond Trust                   Total Return Trust

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

                     John Hancock Variable Life Account S

3. Mortality and Expense Risks Charge

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

4. Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

5. Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHVLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

                     John Hancock Variable Life Account S

6. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

                                                        Purchases      Sales
                                                       ------------ -----------
Sub-accounts:
   500 Index B Trust.................................. $ 96,388,834 $79,080,205
   Active Bond Trust..................................   11,410,690  12,288,630
   AIM V.I. Capital Development Series 2 Trust........    2,369,665   4,010,812
   AIM V.I. Premier Equity Series 1 Trust.............    3,651,649   9,832,087
   All Asset Trust....................................    6,920,312   1,479,680
   All Cap Core Trust.................................      164,381       1,092
   All Cap Growth Trust...............................       51,841       1,490
   All Cap Value Trust................................      303,810       1,388
   American Blue Chip Income & Growth Trust...........       94,959       9,470
   American Growth Trust..............................    8,867,551     564,055
   American Growth-Income Trust.......................    1,977,018      10,530
   American International Trust.......................    3,785,599      93,781
   Blue Chip Growth Trust.............................  102,176,595  12,940,637
   Bond Index B Trust.................................   12,757,416  15,279,370
   Brandes International Equity Trust.................   32,680,928  27,182,759
   Business Opportunity Value Trust...................   15,667,654   7,891,614
   Capital Appreciation Trust.........................   23,538,235  13,467,643
   Classic Value Trust................................    2,757,801     152,413
   Core Bond Trust....................................      393,382       4,696
   Core Equity Trust..................................    1,236,875      12,890
   CSI Equity Trust...................................       63,907      30,191
   Dynamic Growth Trust...............................   13,463,032  13,220,984
   Earnings Growth Trust..............................    2,289,995  31,888,479
   Emerging Growth Trust..............................      254,560         916
   Emerging Small Company Trust.......................       98,890       1,004
   Equity-Income Trust................................  219,818,662  44,046,331
   Fidelity VIP Growth (SC) Trust.....................    1,487,466  14,578,425
   Fidelity VIP II Contrafund (SC) Trust..............    6,485,227  46,923,553
   Fidelity VIP II Overseas (SC) Trust................    2,333,587   5,985,877
   Financial Industries Trust.........................      247,897   1,336,812
   Financial Services Trust...........................    1,456,087     100,413
   Frontier Capital Appreciation Trust................   17,506,382  34,505,885
   Fundamental Value Trust Series 0...................    5,155,986     124,353
   Fundamental Value Trust............................    6,424,952  48,700,792
   Global Bond Trust..................................    7,918,874  37,084,828
   Global Allocation Trust............................      395,696       3,255
   Global Bond Trust Series 0.........................   36,559,737   7,052,168
   Global Trust.......................................      350,300       1,321
   Growth & Income II Trust...........................   22,536,691  22,232,569
   Growth & Income Trust..............................      760,322      15,507

                     John Hancock Variable Life Account S

                                                       Purchases      Sales
                                                      ------------ ------------
Sub-accounts (continued):
   Health Sciences Trust Series 0.................... $  6,676,948 $  2,404,980
   Health Sciences Trust.............................    1,316,047    4,657,252
   High Yield Bond Trust.............................    2,864,713   22,485,668
   High Yield Trust..................................   22,320,070    5,674,930
   Income & Value Trust..............................      499,697        6,344
   International Equity Index B Trust................   37,047,262   20,388,394
   International Opportunities Trust.................    3,990,067      199,811
   International Small Cap Trust.....................    1,097,075      144,389
   International Stock Trust.........................      593,344        4,676
   International Value Trust.........................    4,997,253    1,595,605
   Investment Quality Bond Trust.....................      123,016        2,266
   Janus Aspen Global Technology (SC) Trust..........      540,863    1,540,292
   Janus Aspen Worldwide Growth (SC) Trust...........      224,736    3,297,209
   Large Cap Growth Trust Series 0...................   39,549,866    6,961,605
   Large Cap Growth Trust............................    6,977,040  103,768,020
   Large Cap Trust...................................       74,209          733
   Large Cap Value Trust Series 0....................   39,174,855   16,353,563
   Large Cap Value Trust.............................   18,624,720  175,449,719
   Lifestyle Aggressive 1000 Trust...................      521,546        9,080
   Lifestyle Balanced 640 Trust......................    1,951,628       39,595
   Lifestyle Conservative 280 Trust..................      759,297        8,492
   Lifestyle Growth 820 Trust........................    9,580,494       54,521
   Lifestyle Moderate 460 Trust......................      324,958        6,234
   Managed Trust.....................................   16,640,953   13,763,176
   MFS Investors Growth Stock Series (IC) Trust......      350,652    3,523,607
   MFS New Discovery Series (IC) Trust...............      198,243    9,133,989
   MFS Research Series (IC) Trust....................      277,710      530,617
   Mid Cap Core Trust................................      765,722      110,340
   Mid Cap Growth Trust..............................   11,020,880   53,464,009
   Mid Cap Index Trust...............................    5,741,846    1,288,259
   Mid Cap Stock Trust...............................   73,787,904   18,747,668
   Mid Cap Value Trust...............................    8,806,431    1,375,013
   Mid Value Trust...................................   16,752,328   36,699,275
   Money Market B Trust..............................  244,731,671  248,263,363
   Natural Resources Trust...........................    5,238,166      152,513
   Overseas Equity Trust.............................   17,610,011   25,163,582
   Pacific Rim Trust.................................    4,670,728      742,282
   Quantitative All Cap Trust........................       55,663       13,401
   Quantitative Mid Cap Trust........................      673,335       19,054
   Quantitative Value Trust..........................       70,272          542
   Real Estate Equity Trust..........................   10,750,722   59,818,452
   Real Estate Securities Trust......................   64,614,063    8,739,962
   Real Return Bond Trust............................    3,771,284       13,939

                     John Hancock Variable Life Account S

                                                    Purchases        Sales
                                                  -------------- --------------
Sub-accounts (continued):
   Science & Technology Trust.................... $      108,997 $        5,220
   Short-Term Bond Trust.........................     26,317,960     31,445,537
   Small Cap Growth Trust........................     25,409,912     17,411,415
   Small Cap Index Trust.........................     11,808,399      1,856,937
   Small Cap Opportunities Trust.................     11,071,345     10,643,570
   Small Cap Trust...............................        551,602        112,927
   Small Cap Value Trust.........................     36,997,870     20,223,889
   Small Company Trust...........................        459,598         15,670
   Small Company Value Trust.....................      2,659,397        305,571
   Special Value Trust...........................        165,149         66,388
   Strategic Bond Trust..........................      2,555,446         93,836
   Strategic Income Trust........................        321,407        232,512
   Strategic Opportunities Trust.................         53,105         15,612
   Strategic Value Trust.........................         12,443            151
   Total Return Bond Trust.......................      4,360,405     18,666,906
   Total Return Trust............................     29,506,940      2,169,236
   Total Stock Market Index Trust................     47,612,032     16,644,987
   Turner Core Growth Trust......................     14,880,527      9,030,571
   U.S. Global Leaders Growth Trust..............         24,754          3,241
   U.S. Government Securities Trust..............         68,744         10,190
   U.S. High Yield Bond Trust....................        280,687          2,805
   U.S. Large Cap Trust..........................      2,546,510        463,893
   Utilities Trust...............................      3,896,305      2,006,617
   Value Trust...................................      1,219,022          8,501
                                                  -------------- --------------
                                                  $1,582,050,289 $1,470,191,508
                                                  ============== ==============

                     John Hancock Variable Life Account S

7. Financial Highlights

                                                                                Sub-Account
                                                   --------------------------------------------------------------------
                                                                          Large Cap Growth Trust
                                                   --------------------------------------------------------------------
                                                      Year Ended       Year Ended      Year Ended        Year Ended
                                                      Dec. 31/05x      Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   ----------------  --------------  --------------  ------------------
Units, end of year (000s).........................               --           4,643           5,150               4,989
                                                   ================  ==============  ==============  ==================
Unit Fair Value $.................................   13.26 to 49.19  21.23 to 52.21  50.04 to 20.47      41.17 to 11.11

Assets, end of year $(000s).......................               --         102,681         105,557              80,403

Investment income ratio*..........................             0.05%           0.71%           0.27%               0.33%
Expense ratio, highest to lowest**................       0.625 to 0%    0.625% to 0%    0.625% to 0%        0.625% to 0%
Total return, highest to lowest***................ (3.73) to (5.99)%  3.69% to 4.34% 25.62 to 24.83% (25.40) to (25.85)%

                                                                             Sub-Account
                                                   --------------------------------------------------------------
                                                                          Active Bond Trust
                                                   --------------------------------------------------------------
                                                     Year Ended      Year Ended      Year Ended      Year Ended
                                                     Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                                   --------------  --------------  --------------  --------------
Units, end of year (000s).........................          3,392           3,423           3,600           3,869
                                                   ==============  ==============  ==============  ==============
Unit Fair Value $................................. 16.95 to 41.17  18.99 to 40.14  38.32 to 18.24  35.78 to 14.75

Assets, end of year $(000s).......................         73,175          73,314          73,208          71,584

Investment income ratio*..........................           1.30%           3.43%           4.40%           5.12%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***................   2.55 to 0.98%   4.10 to 4.75%   6.48 to 5.81%   6.62 to 5.97%

--------
x Terminated as an investment option and funds transferred to Blue Chip Growth Trust on May 2, 2005

                     John Hancock Variable Life Account S

                                                                              Sub-Account
                                                   -----------------------------------------------------------------
                                                                       Financial Industries Trust
                                                   -----------------------------------------------------------------
                                                      Year Ended       Year Ended     Year Ended       Year Ended
                                                     Dec. 31/05^^      Dec. 31/04     Dec. 31/03       Dec. 31/02
                                                   ----------------  -------------  -------------  -----------------
Units, end of year (000s).........................               --            109             54                 30
                                                   ================  =============  =============  =================
Unit Fair Value $.................................    9.18 to 16.12  9.84 to 17.24  15.87 to 9.11      13.00 to 7.51

Assets, end of year $(000s).......................               --          1,206            607                261

Investment income ratio*..........................             0.37%          1.16%          1.09%              1.57%
Expense ratio, highest to lowest**................       0.625 to 0%    0.625 to 0%    0.625 to 0%        0.625 to 0%
Total return, highest to lowest***................ (5.05) to (6.66)%  7.89 to 8.65% 26.03to 25.25% (16.83)to (17.38)%

                                                                               Sub-Account
                                                   ------------------------------------------------------------------
                                                                   International Equity Index B Trust
                                                   ------------------------------------------------------------------
                                                     Year Ended      Year Ended      Year Ended        Year Ended
                                                     Dec. 31/05      Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   --------------  --------------  --------------  ------------------
Units, end of year (000s).........................          3,842           3,335           3,105               2,510
                                                   ==============  ==============  ==============  ==================
Unit Fair Value $................................. 16.66 to 32.39  16.19 to 27.73  23.06 to 13.55       16.51 to 8.51

Assets, end of year $(000s).......................         79,958          57,936          44,618              26,807

Investment income ratio*..........................           1.11%           2.25%           2.99%               1.91%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................ 19.63 to 16.11% 19.49 to 20.25% 41.99 to 41.11% (13.75) to (14.31)%

--------
^^ Terminated as an investment option and funds transferred to Financial Services Trust on May 2, 2005

                     John Hancock Variable Life Account S

7. Financial Highlights (continued)

                                                                                Sub-Account
                                                   --------------------------------------------------------------------
                                                                           Health Sciences Trust
                                                   --------------------------------------------------------------------
                                                      Year Ended       Year Ended      Year Ended        Year Ended
                                                     Dec. 31/05^^^     Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   ----------------  --------------  --------------  ------------------
Units, end of year (000s).........................               --             349             223                 128
                                                   ================  ==============  ==============  ==================
Unit Fair Value $.................................   10.71 to 10.98  11.23 to 11.49  10.35 to 10.17        8.01 to 7.93

Assets, end of year $(000s).......................               --           3,989           2,297               1,003

Investment income ratio*..........................            0.05 %               a           0.30%               0.14%
Expense ratio, highest to lowest**................       0.625 to 0%     0.625 to 0%     0.625 to 0%          0.60 to 0%
Total return, highest to lowest***................ (3.12) to (4.67)% 10.41 to 11.11% 31.74 to 30.92% (18.35) to (18.92)%

                                                                                Sub-Account
                                                   --------------------------------------------------------------------
                                                                           Earnings Growth Trust
                                                   --------------------------------------------------------------------
                                                      Year Ended       Year Ended      Year Ended        Year Ended
                                                     Dec. 31/05(a)     Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   ----------------  --------------  --------------  ------------------
Units, end of year (000s).........................               --           2,500           2,917               3,094
                                                   ================  ==============  ==============  ==================
Unit Fair Value $.................................   11.45 to 13.18  12.08 to 12.75% 12.42 to 11.84       11.21 to 9.87

Assets, end of year $(000s).......................               --          31,528          35,868              30,566

Investment income ratio*..........................             0.07%           0.75%           0.07%                   a
Expense ratio, highest to lowest**................       0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................ (3.51) to (5.17)%   2.01 to 2.65% 24.81 to 24.03% (30.05) to (30.51)%

--------
^^^ Terminated as an investment option and funds transferred to Health Sciences
    Trust Series 0 on May 2, 2005
(a) Terminated as an investment option and funds transferred to Large Cap Growth Trust Series 0 on May 2, 2005

                     John Hancock Variable Life Account S

7. Financial Highlights (continued)

                                                                                Sub-Account
                                                   --------------------------------------------------------------------
                                                                           Large Cap Value Trust
                                                   --------------------------------------------------------------------
                                                      Year Ended       Year Ended      Year Ended        Year Ended
                                                    Dec. 31/05^^^^     Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   ----------------  --------------  --------------  ------------------
Units, end of year (000s).........................               --           7,411           6,516               5,310
                                                   ================  ==============  ==============  ==================
Unit Fair Value $.................................   19.33 to 23.03  22.42 to 23.66  20.58 to 19.62      16.88 to 14.18

Assets, end of year $(000s).......................               --         166,348         128,199              83,401

Investment income ratio*..........................             0.47%           1.62%           1.94%               1.67%
Expense ratio, highest to lowest**................       0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................ (0.79) to (2.88)% 14.29 to 15.00% 25.50 to 24.73% (10.69) to (11.24)%

                                                                               Sub-Account
                                                   ------------------------------------------------------------------
                                                                         Fundamental Value Trust
                                                   ------------------------------------------------------------------
                                                     Year Ended      Year Ended      Year Ended        Year Ended
                                                   Dec. 31/05^^^^    Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   --------------  --------------  --------------  ------------------
Units, end of year (000s).........................             --           3,796           3,170               3,885
                                                   ==============  ==============  ==============  ==================
Unit Fair Value $................................. 11.23 to 13.48  11.33 to 13.57   11.74 to 9.86        9.41 to 7.95

Assets, end of year $(000s).......................             --          44,987          32,280              30,882

Investment income ratio*..........................           0.42%           1.58%           1.40%               1.23%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................ 1.55 to (0.91)% 14.87 to 15.59% 28.71 to 27.91% (14.84) to (15.43)%

--------
^^^^ Terminated as an investment option and funds transferred to Equity Income Trust Series 0 on May 2, 2005

                     John Hancock Variable Life Account S

7. Financial Highlights (continued)

                                                                            Sub-Account
                                                   -------------------------------------------------------------
                                                                        Money Market B Trust
                                                   -------------------------------------------------------------
                                                     Year Ended      Year Ended     Year Ended      Year Ended
                                                    Dec. 31/05$$$    Dec. 31/04     Dec. 31/03      Dec. 31/02
                                                   --------------  -------------  --------------  --------------
Units, end of year (000s).........................          7,822          8,342          16,166          21,563
                                                   ==============  =============  ==============  ==============
Unit Fair Value $................................. 13.37 to 20.56  14.5 to 14.96  14.80 to 14.44  14.66 to 12.74

Assets, end of year $(000s).......................        118,843        122,374         224,002         295,899

Investment income ratio*..........................           2.93%          1.05%           0.95%           1.41%
Expense ratio, highest to lowest**................     0.625 to 0%    0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***................   2.96 to 0.74%  0.46 to 1.08    0.95 to 0.33%   1.52 to 0.84%

                                                                                Sub-Account
                                                   --------------------------------------------------------------------
                                                                           Mid Cap Growth Trust
                                                   --------------------------------------------------------------------
                                                      Year Ended       Year Ended      Year Ended        Year Ended
                                                     Dec. 31/05###     Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   ----------------  --------------  --------------  ------------------
Units, end of year (000s).........................               --           2,103           2,167               1,448
                                                   ================  ==============  ==============  ==================
Unit Fair Value $.................................   16.90 to 27.57  27.85 to 29.76  26.65 to 25.09      18.66 to 11.45

Assets, end of year $(000s).......................               --          47,395          42,974              22,212

Investment income ratio*..........................             0.00%               a               a                   a
Expense ratio, highest to lowest**................       0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................ (4.07) to (7.57)% 10.98 to 11.67% 46.87 to 45.96% (18.87) to (19.38)%

--------
$$$ Renamed on May 2, 2005. Formerly known as Money Market Trust
### Terminated as an investment option and funds transferred to Mid Cap Stock
    Trust on May 2, 2005

                     John Hancock Variable Life Account S

                                                                             Sub-Account
                                                   --------------------------------------------------------------
                                                                         Bond Index B Trust
                                                   --------------------------------------------------------------
                                                     Year Ended      Year Ended      Year Ended      Year Ended
                                                     Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                                   --------------  --------------  --------------  --------------
Units, end of year (000s).........................          3,178           3,392           3,960           3,637
                                                   ==============  ==============  ==============  ==============
Unit Fair Value $................................. 14.56 to 15.27  14.31 to 14.91  14.33 to 13.84  13.73 to 13.34

Assets, end of year $(000s).......................         47,871          50,018          56,219          49,917

Investment income ratio*..........................           1.59%           4.49%           4.34%           5.43%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***................   2.54 to 1.77%   3.40 to 4.05%   3.06 to 2.96%   9.14 to 8.46%

                                                                               Sub-Account
                                                   ------------------------------------------------------------------
                                                                             Mid Value Trust
                                                   ------------------------------------------------------------------
                                                     Year Ended      Year Ended      Year Ended        Year Ended
                                                    Dec. 31/05$$     Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   --------------  --------------  --------------  ------------------
Units, end of year (000s).........................          3,113           4,412           2,932               2,018
                                                   ==============  ==============  ==============  ==================
Unit Fair Value $................................. 17.11 to 17.95  16.03 to 16.72  14.08 to 13.59        9.93 to 9.64

Assets, end of year $(000s).......................         55,106          72,854          40,754              19,376

Investment income ratio*..........................           0.05%           0.46%           4.17%               0.51%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................  10.82 to 6.71% 17.99 to 18.74% 45.15 to 44.24% (13.16) to (17.96)%

--------
$$  Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust

                     John Hancock Variable Life Account S

                                                                              Sub-Account
                                                   ----------------------------------------------------------------
                                                                         Small Cap Value Trust
                                                   ----------------------------------------------------------------
                                                     Year Ended      Year Ended      Year Ended       Year Ended
                                                     Dec. 31/05      Dec. 31/04      Dec. 31/03       Dec. 31/02
                                                   --------------  --------------  --------------  ----------------
Units, end of year (000s).........................          4,842           4,024           3,406             2,446
                                                   ==============  ==============  ==============  ================
Unit Fair Value $................................. 18.02 to 29.70  16.59 to 27.18  21.68 to 13.32     16.06 to 9.92

Assets, end of year $(000s).......................         99,882          76,499          50,880            25,592

Investment income ratio*..........................           0.15%           0.96%           0.70%             0.87%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%       0.625 to 0%
Total return, highest to lowest***................  14.02 to 8.53% 24.59 to 25.37% 37.97 to 37.11% (4.35) to (4.98)%

                                                                             Sub-Account
                                                   --------------------------------------------------------------
                                                                      Real Estate Equity Trust
                                                   --------------------------------------------------------------
                                                     Year Ended      Year Ended      Year Ended      Year Ended
                                                     Dec. 31/05+     Dec. 31/04      Dec. 31/03      Dec. 31/02
                                                   --------------  --------------  --------------  --------------
Units, end of year (000s).........................             --           1,365           1,035           1,174
                                                   ==============  ==============  ==============  ==============
Unit Fair Value $................................. 24.78 to 60.57   36.98 to 61.4  44.99 to 27.27  33.08 to 13.55

Assets, end of year $(000s).......................             --          52,710          29,312          24,763

Investment income ratio*..........................           0.83%           2.30%           3.24%           4.64%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***................ 4.16 to (1.56)% 35.63 to 36.48% 36.90 to 36.05%   2.01 to 1.36%

--------
+ Terminated as an investment option and funds transferred to Real Estate Securities Trust on May 2, 2005

                     John Hancock Variable Life Account S

7. Financial Highlights (continued)

                                                                               Sub-Account
                                                   -------------------------------------------------------------------
                                                                         Growth & Income II Trust
                                                   -------------------------------------------------------------------
                                                      Year Ended      Year Ended      Year Ended        Year Ended
                                                    Dec. 31/05####    Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   ---------------  --------------  --------------  ------------------
Units, end of year (000s).........................           6,032           6,351           6,074               6,132
                                                   ===============  ==============  ==============  ==================
Unit Fair Value $.................................  16.34 to 70.07  23.63 to 64.29  57.94 to 21.43      48.11 to 11.24

Assets, end of year $(000s).......................         184,912         177,102         137,958             111,605

Investment income ratio*..........................            0.17%           1.13%           0.91%               0.74%
Expense ratio, highest to lowest**................      0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................ 11.09 to (3.20)% 10.27 to 10.96% 24.35 to 23.57% (19.62) to (20.16)%

                                                                               Sub-Account
                                                   ------------------------------------------------------------------
                                                                              Managed Trust
                                                   ------------------------------------------------------------------
                                                     Year Ended      Year Ended      Year Ended        Year Ended
                                                     Dec. 31/05      Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   --------------  --------------  --------------  ------------------
Units, end of year (000s).........................          5,131           5,206           4,069               4,653
                                                   ==============  ==============  ==============  ==================
Unit Fair Value $................................. 17.03 to 52.26  21.97 to 50.88  47.03 to 20.44      40.28 to 13.15

Assets, end of year $(000s).......................        186,585         183,582         126,981             117,787

Investment income ratio*..........................           0.58%           1.96%           3.14%               1.79%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................ 4.15 to (2.12)%   7.51 to 8.18% 19.00 to 18.26% (11.57) to (12.13)%

--------
####  Renamed on May 2, 2005. Formerly known as Growth & Income Trust

                     John Hancock Variable Life Account S

                                                                           Sub-Account
                                                   -----------------------------------------------------------
                                                                     Total Return bond Trust
                                                   -----------------------------------------------------------
                                                     Year Ended      Year Ended      Year Ended     Year Ended
                                                    Dec. 31/05++     Dec. 31/04      Dec. 31/03     Dec. 31/02
                                                   --------------  --------------  --------------  -----------
Units, end of year (000s).........................             --           1,354             659           --
                                                   ==============  ==============  ==============  ===========
Unit Fair Value $................................. 10.70 to 10.84  10.57 to 10.68  10.20 to 10.16  $        --

Assets, end of year $(000s).......................             --          14,472           6,722           --

Investment income ratio*..........................           1.61%           2.82%           0.96%        0.00%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%  0.625 to 0%
Total return, highest to lowest***................   1.27 to 1.07%   4.04 to 4.70% 2.29 to (0.06)%        0.00%

                                                                             Sub-Account
                                                   --------------------------------------------------------------
                                                                        Short-Term Bond Trust
                                                   --------------------------------------------------------------
                                                     Year Ended      Year Ended      Year Ended      Year Ended
                                                     Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                                   --------------  --------------  --------------  --------------
Units, end of year (000s).........................          3,721           4,118           3,535           2,991
                                                   ==============  ==============  ==============  ==============
Unit Fair Value $................................. 14.92 to 17.65  16.16 to 17.27  17.03 to 16.03  16.54 to 14.01

Assets, end of year $(000s).......................         62,020          66,797          57,272          46,860

Investment income ratio*..........................           1.62%           3.00%           3.43%           4.32%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***................   2.19 to 1.53%   0.79 to 1.43%   2.76 to 2.12%   5.48 to 4.81%

--------
++ Terminated as an investment option and funds transferred to Total Return Trust on May 2, 2005

                     John Hancock Variable Life Account S

                                                                               Sub-Account
                                                   ------------------------------------------------------------------
                                                                         Small Cap Growth Trust
                                                   ------------------------------------------------------------------
                                                     Year Ended      Year Ended      Year Ended        Year Ended
                                                    Dec. 31/05(b)    Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   --------------  --------------  --------------  ------------------
Units, end of year (000s).........................          4,950           4,547           3,224               2,199
                                                   ==============  ==============  ==============  ==================
Unit Fair Value $................................. 14.10 to 15.15  12.23 to 12.91  11.79 to 11.24        8.12 to 7.57

Assets, end of year $(000s).......................         72,227          56,765          36,515              16,938

Investment income ratio*..........................           0.00%           0.00%           0.00%               0.17%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................ 23.35 to 16.61%   8.76 to 9.45% 48.82 to 47.90% (26.45) to (26.90)%

                                                                     Sub-Account
                                         ------------------------------------------------------------------
                                                                Overseas Equity Trust
                                         ------------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended        Year Ended
                                          Dec. 31/05(c)    Dec. 31/04      Dec. 31/03        Dec. 31/02
                                         --------------  --------------  --------------  ------------------
Units, end of year (000s)...............          4,748           5,450           3,590               3,121
                                         ==============  ==============  ==============  ==================
Unit Fair Value $....................... 14.93 to 15.90  12.72 to 13.43  12.10 to 11.53        9.28 to 8.73

Assets, end of year $(000s).............         73,154          70,912          42,107              27,666

Investment income ratio*................           0.53%           0.53%           1.49%               0.71%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***...... 21.26 to 17.67% 10.33 to 11.02% 32.36 to 31.54% (16.94) to (17.52)%

--------
(b) Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust
(c) Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust

                     John Hancock Variable Life Account S

                                                                               Sub-Account
                                                   ------------------------------------------------------------------
                                                                            500 Index B Trust
                                                   ------------------------------------------------------------------
                                                     Year Ended      Year Ended      Year Ended        Year Ended
                                                    Dec. 31/05(d)    Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   --------------  --------------  --------------  ------------------
Units, end of year (000s).........................         22,550          22,008          16,780              14,262
                                                   ==============  ==============  ==============  ==================
Unit Fair Value $................................. 18.25 to 21.81  19.74 to 20.84  18.82 to 17.94      15.15 to 12.69

Assets, end of year $(000s).......................        453,995         422,233         296,897             196,772

Investment income ratio*..........................           0.45%           1.89%           3.06%               1.40%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%          0.60 to 0%
Total return, highest to lowest***................   6.52 to 4.00% 10.01 to 11.70% 28.42 to 27.63% (19.71) to (20.23)%

                                                                               Sub-Account
                                                   ------------------------------------------------------------------
                                                                          High Yield Bond Trust
                                                   ------------------------------------------------------------------
                                                      Year Ended       Year Ended      Year Ended       Year Ended
                                                     Dec. 31/05+++     Dec. 31/04      Dec. 31/03       Dec. 31/02
                                                   ----------------  --------------  --------------  ----------------
Units, end of year (000s).........................               --           1,865           2,317             1,997
                                                   ================  ==============  ==============  ================
Unit Fair Value $.................................   10.42 to 10.89  10.72 to 11.18   10.34 to 9.98      8.87 to 8.62

Assets, end of year $(000s).......................               --          20,499          23,624            17,517

Investment income ratio*..........................             2.11%           6.56%           6.86%            10.61%
Expense ratio, highest to lowest**................       0.625 to 0%     0.625 to 0%     0.625 to 0%       0.625 to 0%
Total return, highest to lowest***................ (2.61) to (2.81)%   7.47 to 8.14% 16.50 to 15.78% (4.52) to (5.07)%

--------
(d) Renamed on May 2, 2005. Formerly known as Equity Index Trust
+++ Terminated as an investment option and funds transferred to High Yield
    Trust on May 2, 2005

                     John Hancock Variable Life Account S

                                                                            Sub-Account
                                                   -------------------------------------------------------------
                                                                         Global Bond Trust
                                                   -------------------------------------------------------------
                                                     Year Ended      Year Ended     Year Ended      Year Ended
                                                     Dec. 31/05$     Dec. 31/04     Dec. 31/03      Dec. 31/02
                                                   --------------  -------------  --------------  --------------
Units, end of year (000s).........................             --          1,504           1,309           1,023
                                                   ==============  =============  ==============  ==============
Unit Fair Value $................................. 19.10 to 20.62   19.8 to 20.9  18.89 to 18.01  16.08 to 14.92

Assets, end of year $(000s).......................             --         30,527          23,968          16,140

Investment income ratio*..........................           2.72%          6.06%           7.53%           4.10%
Expense ratio, highest to lowest**................     0.625 to 0%    0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***................ 0.47 to (1.58)% 9.94 to 10.64% 15.90 to 15.18% 17.26 to 16.54%

                                                                               Sub-Account
                                                   -------------------------------------------------------------------
                                                                  AIM V.I. Premier Equity Series 1 Trust
                                                   -------------------------------------------------------------------
                                                      Year Ended       Year Ended     Year Ended        Year Ended
                                                     Dec. 31/05xx      Dec. 31/04     Dec. 31/03        Dec. 31/02
                                                   ----------------  -------------  --------------  ------------------
Units, end of year (000s).........................               --            841             261                 249
                                                   ================  =============  ==============  ==================
Unit Fair Value $.................................    6.17 to 26.44  6.63 to 27.43   25.93 to 6.31       21.43 to 5.07

Assets, end of year $(000s).......................               --          6,516           2,588               2,017

Investment income ratio*..........................             0.00%          0.73%           0.33%               0.36%
Expense ratio, highest to lowest**................       0.625 to 0%    0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................ (3.61) to (3.81)%  5.12 to 5.78% 25.08 to 24.30% (26.33) to (31.21)%

--------
$ Terminated as an investment option and funds transferred to Global Bond Trust Series 0 on May 2, 2005
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005

                     John Hancock Variable Life Account S

                                                                            Sub-Account
                                                   -------------------------------------------------------------
                                                            AIM V.I. Capital Development Series 2 Trust
                                                   -------------------------------------------------------------
                                                      Year Ended        Year Ended       Year Ended    Year Ended
                                                      Dec. 31/05#       Dec. 31/04       Dec. 31/03    Dec. 31/02
                                                   ----------------  ---------------  ---------------  ----------
Units, end of year (000s).........................               --              153               35        12
                                                   ================  ===============  ===============   =======
Unit Fair Value $.................................   10.65 to 10.85     11.5 to 11.7   10.15 to 10.04   $  7.69

Assets, end of year $(000s).......................               --  $         1,784  $           358   $    88

Investment income ratio*..........................             0.00%                a                a         a
Expense ratio, highest to lowest**................       0.625 to 0%      0.625 to 0%      0.625 to 0%     0.00%
Total return, highest to lowest***................ (4.86) to (7.40)%  14.55 to 15.27%  35.05 to 34.21%   (1.79)%

                                                                       Sub-Account
                                                   -------------------------------------------------
                                                                    CSI Equity Trust
                                                   -------------------------------------------------
                                                    Year Ended     Year Ended    Year Ended Year Ended
                                                    Dec. 31/05     Dec. 31/04    Dec. 31/03 Dec. 31/02
                                                   ------------  --------------  ---------- ----------
Units, end of year (000s).........................           12              10        6          3
                                                   ============  ==============    =====       ====
Unit Fair Value $.................................        14.43  13.76 to 13.76       12         10

Assets, end of year $(000s).......................       173.00             136       81         27

Investment income ratio*..........................         0.72%           0.97%    0.23%          a
Expense ratio, highest to lowest**................         0.00%     0.625 to 0%    0.00%      0.00%
Total return, highest to lowest***................ 6.73 to 4.90% 10.64 to 10.64%   25.22%      (0.7)%

--------
# Terminated as an investment option and funds transferred to Mid Cap Index Trust on May 2, 2005

                     John Hancock Variable Life Account S

                                                                Sub-Account
                                   --------------------------------------------------------------------
                                                   Fidelity VIP II Contrafund (SC) Trust
                                   --------------------------------------------------------------------
                                      Year Ended       Year Ended      Year Ended        Year Ended
                                    Dec. 31/05xxxx     Dec. 31/04      Dec. 31/03        Dec. 31/02
                                   ----------------  --------------  --------------  ------------------
Units, end of year (000s).........               --           2,731           1,808               1,418
                                   ================  ==============  ==============  ==================
Unit Fair Value $.................   10.46 to 36.08  11.05 to 37.16   32.22 to 9.64       25.59 to 7.53

Assets, end of year $(000s).......               --       41,852.00       26,131.00           13,283.00

Investment income ratio*..........             0.21%           0.23%           0.32%               0.53%
Expense ratio, highest to lowest**       0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest*** (0.55) to (3.11)% 14.63 to 15.34% 28.35 to 27.56% (39.15) to (39.67)%

                                                                     Sub-Account
                                         -------------------------------------------------------------------
                                                            Fidelity VIP Growth (SC) Trust
                                         -------------------------------------------------------------------
                                            Year Ended       Year Ended     Year Ended        Year Ended
                                           Dec. 31/05xx      Dec. 31/04     Dec. 31/03        Dec. 31/02
                                         ----------------  -------------  --------------  ------------------
Units, end of year (000s)...............               --            730             777                 613
                                         ================  =============  ==============  ==================
Unit Fair Value $.......................    6.20 to 63.59  6.91 to 68.02   65.87 to 6.73       51.31 to 5.07

Assets, end of year $(000s).............               --      14,071.00       11,417.00            6,142.00

Investment income ratio*................             0.39%          0.14%           0.16%               0.10%
Expense ratio, highest to lowest**......       0.625 to 0%    0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***...... (6.51) to (6.70)%  2.60 to 3.26% 32.78 to 31.94% (27.77) to (28.29)%

--------
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005
xxxx Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005

                     John Hancock Variable Life Account S

7. Financial Highlights (continued)

                                                                               Sub-Account
                                                   -------------------------------------------------------------------
                                                                   Fidelity VIP II Overseas (SC) Trust
                                                   -------------------------------------------------------------------
                                                      Year Ended       Year Ended      Year Ended        Year Ended
                                                      Dec. 31/05^      Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   ----------------  --------------  --------------  -----------------
Units, end of year (000s).........................                -             225              69                  6
                                                   ================  ==============  ==============  =================
Unit Fair Value $.................................   11.91 to 29.80  12.56 to 31.35  27.63 to 11.14      19.65 to 8.00

Assets, end of year $(000s).......................               --           3,973           1,054                 65

Investment income ratio*..........................             0.47%           1.17%           0.17%                  a
Expense ratio, highest to lowest**................       0.625 to 0%     0.625 to 0%     0.625 to 0%         0.05 to 0%
Total return, highest to lowest***................ (1.59) to (5.17)% 12.78 to 13.49% 43.21 to 42.31% (2.53) to (14.86)%

                                                                                Sub-Account
                                                   ---------------------------------------------------------------------
                                                                  Janus Aspen Global Technology (SC) Trust
                                                   ---------------------------------------------------------------------
                                                       Year Ended       Year Ended      Year Ended        Year Ended
                                                     Dec. 31/05xxxx     Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   -----------------  --------------  --------------  ------------------
Units, end of year (000s).........................                --             306             417                 342
                                                   =================  ==============  ==============  ==================
Unit Fair Value $.................................      3.23 to 3.33    3.59 to 3.69    3.67 to 3.59        2.58 to 2.54

Assets, end of year $(000s).......................                --           1,118           1,517                 854

Investment income ratio*..........................              0.00%               a               a                   a
Expense ratio, highest to lowest**................        0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................ (9.85) to (10.07)% (0.06) to 0.57  46.46 to 45.54% (39.15) to (39.67)%

--------
^ Terminated as an investment option and funds transferred to International Equity Index B Trust on May 2, 2005
xxxx Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005

                     John Hancock Variable Life Account S

                                                                               Sub-Account
                                                   ------------------------------------------------------------------
                                                                 Janus Aspen Worldwide Growth (SC) Trust
                                                   ------------------------------------------------------------------
                                                      Year Ended      Year Ended     Year Ended        Year Ended
                                                      Dec. 31/05^     Dec. 31/04     Dec. 31/03        Dec. 31/02
                                                   ----------------  ------------  --------------  ------------------
Units, end of year (000s).........................               --           517             546                 545
                                                   ================  ============  ==============  ==================
Unit Fair Value $.................................     5.77 to 5.95  6.04 to 6.21    5.94 to 5.81        4.90 to 4.82

Assets, end of year $(000s).......................               --         3,192           3,226               2,605

Investment income ratio*..........................             0.00%         0.92%           0.85%               0.66%
Expense ratio, highest to lowest**................       0.625 to 0%   0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................ (4.13) to (4.33)% 3.86 to 4.52% 23.67 to 22.92% (24.15) to (24.69)%

                                                               Sub-Account
                                   ------------------------------------------------------------------
                                                        Turner Core Growth Trust
                                   ------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended        Year Ended
                                     Dec. 31/05      Dec. 31/04      Dec. 31/03        Dec. 31/02
                                   --------------  --------------  --------------  ------------------
Units, end of year (000s).........          2,164           1,887           1,784               1,432
                                   ==============  ==============  ==============  ==================
Unit Fair Value $................. 20.84 to 24.66  20.47 to 21.65  19.47 to 18.52      15.01 to 12.71

Assets, end of year $(000s).......         48,149          36,736          31,065              18,790

Investment income ratio*..........           0.47%           0.28%           0.29%               0.25%
Expense ratio, highest to lowest**     0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest*** 17.20 to 13.21% 10.50 to 11.18% 34.59 to 33.74% (23.76) to (24.25)%

--------
^ Terminated as an investment option and funds transferred to International Equity Index B Trust on May 2, 2005

                     John Hancock Variable Life Account S

                                                                               Sub-Account
                                                   ------------------------------------------------------------------
                                                                   Brandes International Equity Trust
                                                   ------------------------------------------------------------------
                                                     Year Ended      Year Ended      Year Ended        Year Ended
                                                     Dec. 31/05      Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   --------------  --------------  --------------  ------------------
Units, end of year (000s).........................          4,493           4,601           3,928               3,638
                                                   ==============  ==============  ==============  ==================
Unit Fair Value $................................. 25.50 to 27.49  23.22 to 24.55  19.80 to 18.84      13.88 to 12.99

Assets, end of year $(000s).......................        118,830         109,760          75,588              47,583

Investment income ratio*..........................           1.43%           1.32%           1.26%               1.34%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................  12.47 to 9.86% 23.22 to 24.00% 47.42 to 46.51% (13.68) to (14.27)%

                                                                               Sub-Account
                                                   ------------------------------------------------------------------
                                                                   Frontier Capital Appreciation Trust
                                                   ------------------------------------------------------------------
                                                     Year Ended      Year Ended      Year Ended        Year Ended
                                                     Dec. 31/05      Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   --------------  --------------  --------------  ------------------
Units, end of year (000s).........................          1,770           2,618           2,324               1,862
                                                   ==============  ==============  ==============  ==================

Unit Fair Value $................................. 28.91 to 36.13  29.93 to 30.42  27.82 to 27.55      18.93 to 15.17

Assets, end of year $(000s).......................         54,635          69,531          56,964              29,688

Investment income ratio*..........................           0.00%               a               a                   a
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................ 20.97 to 14.41%   8.65 to 9.33% 55.89 to 54.92% (23.23) to (23.72)%

                     John Hancock Variable Life Account S

                                                                           Sub-Account
                                                   ---------------------------------------------------------
                                                                Business Opportunity Value Trust
                                                   ---------------------------------------------------------
                                                     Year Ended      Year Ended      Year Ended    Year Ended
                                                     Dec. 31/05      Dec. 31/04      Dec. 31/03    Dec. 31/02
                                                   --------------  --------------  --------------  ----------
Units, end of year (000s).........................          1,238             707             275         95
                                                   ==============  ==============  ==============  =========
Unit Fair Value $................................. 13.14 to 13.45  12.27 to 12.47  10.18 to 10.07       8.06

Assets, end of year $(000s).......................         16,627           8,807           2,799        747

Investment income ratio*..........................           0.67%           1.09%           1.02%      1.29%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0% 0.05 to 0%
Total return, highest to lowest***................   9.06 to 7.13% 21.84 to 22.59% 18.73 to 18.15%    (19.08)%

                                                                               Sub-Account
                                                   ------------------------------------------------------------------
                                                              MFS Investors Growth Stock Series (IC) Trust
                                                   ------------------------------------------------------------------
                                                      Year Ended      Year Ended     Year Ended        Year Ended
                                                     Dec. 31/05xx     Dec. 31/04     Dec. 31/03        Dec. 31/02
                                                   ----------------  ------------  --------------  ------------------
Units, end of year (000s).........................               --           365             276                  79
                                                   ================  ============  ==============  ==================
Unit Fair Value $.................................     7.79 to 9.09  8.33 to 9.70    8.88 to 7.68        7.45 to 6.47

Assets, end of year $(000s).......................               --         3,408           2,346                 519

Investment income ratio*..........................             0.37%             a               a                   a
Expense ratio, highest to lowest**................       0.625 to 0%   0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................ (4.37) to (6.46)% 8.52 to 9.18% 23.02 to 22.25% (25.28) to (25.80)%

--------
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005

                     John Hancock Variable Life Account S

                                                                                Sub-Account
                                                   ---------------------------------------------------------------------
                                                                    MFS New Discovery Series (IC) Trust
                                                   ---------------------------------------------------------------------
                                                       Year Ended        Year Ended     Year Ended        Year Ended
                                                      Dec. 31/05xxx      Dec. 31/04     Dec. 31/03        Dec. 31/02
                                                   ------------------  -------------  --------------  ------------------
Units, end of year (000s).........................                 --            965           1,238                 745
                                                   ==================  =============  ==============  ==================
Unit Fair Value $.................................      7.47 to 13.87  9.03 to 16.06   15.08 to 8.53       11.49 to 6.27

Assets, end of year $(000s).......................                 --         10,298          11,730               5,311

Investment income ratio*..........................               0.00%              a               a                   a
Expense ratio, highest to lowest**................         0.625 to 0%    0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................ (13.65) to (13.83)%  5.87 to 6.52% 33.72 to 32.88% (30.32) to (30.79)%

                                                                                Sub-Account
                                                   --------------------------------------------------------------------
                                                                      MFS Research Series (IC) Trust
                                                   --------------------------------------------------------------------
                                                      Year Ended       Year Ended      Year Ended        Year Ended
                                                    Dec. 31/05xxxx     Dec. 31/04      Dec. 31/03        Dec. 31/02
                                                   ----------------  --------------  --------------  ------------------
Units, end of year (000s).........................               --              16              15                  23
                                                   ================  ==============  ==============  ==================
Unit Fair Value $.................................    8.69 to 19.29   9.19 to 20.35   17.57 to 7.98       14.49 to 6.62

Assets, end of year $(000s).......................               --             275             226                 226

Investment income ratio*..........................             0.68%           1.14%           0.70%               0.25%
Expense ratio, highest to lowest**................       0.625 to 0%     0.625 to 0%     0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................ (5.21) to (5.40)% 15.14 to 15.85% 24.71 to 23.92% (22.39) to (22.93)%

--------
xxx Terminated as an investment option and funds transferred to Small Cap Index Trust on May 2, 2005
xxxx Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005

                     John Hancock Variable Life Account S

                                                                    Sub-Account
                                         -----------------------------------------------------------------
                                         ------------------ --------------  --------------  --------------
                                         American Blue Chip                    American
                                          Income & Growth    Small Company  Growth- Income     American
                                               Trust             Trust          Trust        Growth Trust
                                         ------------------ --------------  --------------  --------------
                                             Year Ended       Year Ended      Year Ended      Year Ended
                                            Dec. 31/05##     Dec. 31/05##    Dec. 31/05##    Dec. 31/05##
                                         ------------------ --------------  --------------  --------------
Units, end of year (000s)...............                8               40             185             776
                                           ==============   ==============  ==============  ==============
Unit Fair Value $.......................   11.06 to 11.10   11.08 to 11.13  10.94 to 10.99  11.92 to 11.97

Assets, end of year $(000s).............               90              450           2,030           9,287

Investment income ratio*................             0.00%            0.00%           0.00%           0.00%
Expense ratio, highest to lowest**......       0.625 to 0%      0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***......   11.04 to 10.57%  11.30 to 10.84%   9.87 to 9.41% 19.72 to 19.21%

                                                                        Sub-Account
                                         -------------------------------------------------------------------------
                                              American       Emerging Growth
                                         International Trust      Trust      All Cap Value Trust All Cap Core Trust
                                         ------------------- --------------- ------------------- ------------------
                                             Year Ended        Year Ended        Year Ended          Year Ended
                                            Dec. 31/05##      Dec. 31/05##      Dec. 31/05##        Dec. 31/05##
                                         ------------------- --------------- ------------------- ------------------
Units, end of year (000s)...............              341                22                29                  15
                                           ==============    ==============    ==============      ==============
Unit Fair Value $.......................   12.36 to 12.41    11.91 to 11.96    11.06 to 11.11      11.27 to 11.31

Assets, end of year $(000s).............            4,225               262               319                 171

Investment income ratio*................             0.00%             0.00%             0.00%               0.00%
Expense ratio, highest to lowest**......       0.625 to 0%       0.625 to 0%       0.625 to 0%         0.625 to 0%
Total return, highest to lowest***......   24.15 to 23.63%   19.55 to 19.06%   11.06 to 10.61%     13.14 to 12.67%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

                                                                     Sub-Account
                                         ------------------------------------------------------------------
                                         All Cap Growth  Blue Chip Growth      Capital
                                             Trust            Trust       Appreciation Trust Core Bond Trust
                                         --------------  ---------------- ------------------ ---------------
                                           Year Ended       Year Ended        Year Ended       Year Ended
                                          Dec. 31/05##     Dec. 31/05##      Dec. 31/05##     Dec. 31/05##
                                         --------------  ---------------- ------------------ ---------------
Units, end of year (000s)...............              5            4,906               843               39
                                         ==============   ==============    ==============   ==============
Unit Fair Value $....................... 11.60 to 11.65   15.05 to 55.85    12.10 to 12.15   10.06 to 10.10

Assets, end of year $(000s).............             53          101,886            10,239              391

Investment income ratio*................           0.00%            0.00%             0.00%            0.00%
Expense ratio, highest to lowest**......     0.625 to 0%      0.625 to 0%       0.625 to 0%      0.625 to 0%
Total return, highest to lowest***...... 16.48 to 16.00%  13.55 to 13.08%   21.45 to 20.95%    1.04 to 0.61%

                                                                    Sub-Account
                                         ----------------------------------------------------------------
                                                           Dynamic Growth  Emerging Small   Equity-Income
                                         Core Equity Trust     Trust       Company Trust        Trust
                                         ----------------- --------------  --------------  --------------
                                            Year Ended       Year Ended      Year Ended      Year Ended
                                           Dec. 31/05##     Dec. 31/05##    Dec. 31/05##    Dec. 31/05##
                                         ----------------- --------------  --------------  --------------
Units, end of year (000s)...............             114               27               9           7,842
                                          ==============   ==============  ==============  ==============
Unit Fair Value $.......................  11.49 to 11.54   11.65 to 11.70  11.54 to 11.59  23.17 to 24.61

Assets, end of year $(000s).............           1,320              310             104         188,954

Investment income ratio*................            0.00%            0.00%           0.00%           0.00%
Expense ratio, highest to lowest**......      0.625 to 0%      0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***......  15.37 to 14.89%  16.96 to 16.47% 15.92 to 15.43%   6.85 to 6.41%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

                                                                       Sub-Account
                                         -----------------------------------------------------------------------
                                         Financial Services Fundamental Value   Global Bond     Global Allocation
                                               Trust         Trust Series 0    Trust Series 0         Trust
                                         ------------------ ----------------- ----------------  -----------------
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            Dec. 31/05##      Dec. 31/05##      Dec. 31/05##      Dec. 31/05##
                                         ------------------ ----------------- ----------------  -----------------
Units, end of year (000s)...............              130               495              1,493               38
                                           ==============    ==============   ================   ==============
Unit Fair Value $.......................   10.51 to 18.53    11.03 to 11.07     17.95 to 19.39   10.79 to 10.84

Assets, end of year $(000s).............            1,533             5,484             27,551              415

Investment income ratio*................             0.00%             0.00%              0.00%            0.00%
Expense ratio, highest to lowest**......       0.625 to 0%       0.625 to 0%        0.625 to 0%      0.625 to 0%
Total return, highest to lowest***......   14.94 to 14.45%   10.72 to 10.25%  (5.97) to (6.36)%    8.40 to 7.94%

                                                                             Sub-Account
                                                   ---------------------------------------------------------------
                                                                   Growth & Income Health Sciences
                                                    Global Trust        Trust      Trust Series 0  High Yield Trust
                                                   --------------  --------------- --------------- ----------------
                                                     Year Ended      Year Ended      Year Ended       Year Ended
                                                    Dec. 31/05##    Dec. 31/05##    Dec. 31/05##     Dec. 31/05##
                                                   --------------  --------------- --------------- ----------------
Units, end of year (000s).........................             33              72             397            1,554
                                                   ==============  ==============  ==============   ==============

Unit Fair Value $................................. 11.22 to 11.27  10.48 to 10.52  13.13 to 13.52   11.06 to 11.61

Assets, end of year $(000s).......................            367             755           5,322           17,692

Investment income ratio*..........................           0.00%           0.00%           0.00%            0.00%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%      0.625 to 0%
Total return, highest to lowest***................ 12.69 to 12.22%   5.19 to 4.75% 23.11 to 22.60%    6.61 to 6.16%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

                                                                                 Sub-Account
                                                   ----------------------------------------------------------------------
                                                   Income & Value  International Small  International  International Value
                                                       Trust            Cap Trust        Stock Trust          Trust
                                                   --------------  ------------------- --------------  -------------------
                                                     Year Ended        Year Ended        Year Ended        Year Ended
                                                    Dec. 31/05##      Dec. 31/05##      Dec. 31/05##      Dec. 31/05##
                                                   --------------  ------------------- --------------  -------------------
Units, end of year (000s).........................             47                88                50               328
                                                   ==============    ==============    ==============    ==============
Unit Fair Value $................................. 10.80 to 10.85    11.13 to 11.18    11.84 to 11.89    11.18 to 11.23

Assets, end of year $(000s).......................            509               983               600             3,676

Investment income ratio*..........................           0.00%             0.00%             0.00%             0.00%
Expense ratio, highest to lowest**................     0.625 to 0%       0.625 to 0%       0.625 to 0%       0.625 to 0%
Total return, highest to lowest***................   8.49 to 8.04%   11.75 to 11.28%   18.93 to 18.42%   12.25 to 11.79%

                                                                         Sub-Account
                                                   ------------------------------------------------------
                                                       Investment     Lifestyle Aggressive
                                                   Quality Bond Trust      1000 Trust      Large Cap Trust
                                                   ------------------ -------------------- ---------------
                                                       Year Ended          Year Ended        Year Ended
                                                      Dec. 31/05##        Dec. 31/05##      Dec. 31/05##
                                                   ------------------ -------------------- ---------------
Units, end of year (000s).........................               12                  47                 7
                                                     ==============      ==============    ==============
Unit Fair Value $.................................   10.08 to 10.13      11.51 to 11.55    11.12 to 11.16

Assets, end of year $(000s).......................              122                 540                76

Investment income ratio*..........................             0.00%               0.03%             0.00%
Expense ratio, highest to lowest**................       0.625 to 0%         0.625 to 0%       0.625 to 0%
Total return, highest to lowest***................     1.27 to 0.85%     15.55 to 15.07%   11.62 to 11.16%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

                                                                              Sub-Account
                                                   ----------------------------------------------------------------
                                                     Lifestyle       Large Cap        Lifestyle
                                                    Balanced 640    Growth Trust   Conservative 280 Lifestyle Growth
                                                       Trust          Series 0          Trust          820 Trust
                                                   --------------  --------------  ---------------- ----------------
                                                     Year Ended      Year Ended       Year Ended       Year Ended
                                                    Dec. 31/05##    Dec. 31/05##     Dec. 31/05##     Dec. 31/05##
                                                   --------------  --------------  ---------------- ----------------
Units, end of year (000s).........................            179           2,751               74              882
                                                   ==============  ==============   ==============   ==============

Unit Fair Value $................................. 10.92 to 10.97  12.20 to 12.96   10.30 to 10.34   11.22 to 11.26

Assets, end of year $(000s).......................          1,959          34,721              762            9,888

Investment income ratio*..........................           0.19%           0.00%            0.00%            0.12%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%      0.625 to 0%      0.625 to 0%
Total return, highest to lowest***................   9.67 to 9.21%   7.01 to 6.57%    3.39 to 2.95%  12.62 to 12.15%

                                                                             Sub-Account
                                                   --------------------------------------------------------------
                                                     Lifestyle
                                                    Moderate 460    Mid Cap Index   Mid Cap Stock   Mid Cap Value
                                                       Trust            Trust           Trust           Trust
                                                   --------------  --------------  --------------  --------------
                                                     Year Ended      Year Ended      Year Ended      Year Ended
                                                    Dec. 31/05##    Dec. 31/05##    Dec. 31/05##    Dec. 31/05##
                                                   --------------  --------------  --------------  --------------
Units, end of year (000s).........................             31             390           2,533             699
                                                   ==============  ==============  ==============  ==============
Unit Fair Value $................................. 10.55 to 10.60  12.44 to 12.73  21.87 to 35.07  11.23 to 11.28

Assets, end of year $(000s).......................            324           4,949          65,608           7,885

Investment income ratio*..........................           0.00%           0.00%           0.00%           0.00%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***................   5.96 to 5.51% 17.28 to 16.78% 27.23 to 26.69% 12.82 to 12.35%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005 .

                     John Hancock Variable Life Account S

                                                                               Sub-Account
                                                   -------------------------------------------------------------------
                                                                     Quantitative Mid   Real Estate       Science &
                                                   Pacific Rim Trust    Cap Trust     Securities Trust Technology Trust
                                                   ----------------- ---------------- ---------------- ----------------
                                                      Year Ended        Year Ended       Year Ended       Year Ended
                                                     Dec. 31/05##      Dec. 31/05##     Dec. 31/05##     Dec. 31/05##
                                                   ----------------- ---------------- ---------------- ----------------
Units, end of year (000s).........................             351                57            1,698                9
                                                    ==============    ==============   ==============   ==============
Unit Fair Value $.................................  12.63 to 12.68    11.64 to 11.69   28.20 to 68.95   11.23 to 11.27

Assets, end of year $(000s).......................           4,450               670           63,709              105

Investment income ratio*..........................            0.00%             0.00%            0.00%            0.00%
Expense ratio, highest to lowest**................      0.625 to 0%       0.625 to 0%      0.625 to 0%      0.625 to 0%
Total return, highest to lowest***................  26.79 to 26.26%   16.86 to 16.38%  13.84 to 13.36%  12.73 to 12.25%

                                                                             Sub-Account
                                                   --------------------------------------------------------------
                                                                   Small Cap Index  Small Company  Strategic Bond
                                                   Small Cap Trust      Trust        Value Trust       Trust
                                                   --------------- --------------- --------------  --------------
                                                     Year Ended      Year Ended      Year Ended      Year Ended
                                                    Dec. 31/05##    Dec. 31/05##    Dec. 31/05##    Dec. 31/05##
                                                   --------------- --------------- --------------  --------------
Units, end of year (000s).........................             40           1,123             209             244
                                                   ==============  ==============  ==============  ==============
Unit Fair Value $................................. 11.40 to 11.45   8.68 to 13.16  11.56 to 11.61  10.22 to 10.27

Assets, end of year $(000s).......................            455          11,399           2,423           2,509

Investment income ratio*..........................           0.00%           0.00%           0.00%           0.00%
Expense ratio, highest to lowest**................     0.625 to 0%     0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***................ 14.48 to 14.01% 16.68 to 16.19% 16.07 to 15.58%   2.66 to 2.22%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005 .

                     John Hancock Variable Life Account S

                                                                      Sub-Account
                                         ---------------------------------------------------------------------
                                         Strategic Value  Total Return        Strategic      Total Stock Market
                                              Trust          Trust       Opportunities Trust    Index Trust
                                         --------------- --------------  ------------------- ------------------
                                           Year Ended      Year Ended        Year Ended          Year Ended
                                          Dec. 31/05##    Dec. 31/05##      Dec. 31/05##        Dec. 31/05##
                                         --------------- --------------  ------------------- ------------------
Units, end of year (000s)...............              1           2,521                 3               2,140
                                         ==============  ==============    ==============      ==============
Unit Fair Value $....................... 10.46 to 10.51  10.81 to 10.99    11.89 to 11.94      11.58 to 40.10

Assets, end of year $(000s).............             12          27,673                39              34,989

Investment income ratio*................          0.00 %          0.00 %            0.00 %              0.00 %
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%       0.625 to 0%         0.625 to 0%
Total return, highest to lowest***......   5.05 to 4.62%   1.42 to 1.00%   19.39 to 18.89%     11.14 to 10.67%

                                                                             Sub-Account
                                                   ---------------------------------------------------------------
                                                         U.S.
                                                      Government    U.S. High Yield U.S. Large Cap
                                                   Securities Trust   Bond Trust        Trust       Utilities Trust
                                                   ---------------- --------------- --------------  ---------------
                                                      Year Ended      Year Ended      Year Ended      Year Ended
                                                     Dec. 31/05##    Dec. 31/05##    Dec. 31/05##    Dec. 31/05##
                                                   ---------------- --------------- --------------  ---------------
Units, end of year (000s).........................               6              27             203             171
                                                    ==============  ==============  ==============  ==============
Unit Fair Value $.................................  10.05 to 11.72  10.37 to 10.42  11.16 to 11.21  11.53 to 11.57

Assets, end of year $(000s).......................              59             280           2,275           1,973

Investment income ratio*..........................           0.00 %          0.00 %          0.00 %          0.00 %
Expense ratio, highest to lowest**................      0.625 to 0%     0.625 to 0%     0.625 to 0%     0.625 to 0%
Total return, highest to lowest***................    0.96 to 0.52%   4.16 to 3.71% 12.09 to 11.62% 15.73 to 15.25%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005 .

                     John Hancock Variable Life Account S

                                                                       Sub-Account
                                         ----------------------------------------------------------------------
                                                         Quantitative Value    International    Strategic Income
                                          Value Trust          Trust        Opportunities Trust      Trust
                                         --------------  ------------------ ------------------- ----------------
                                           Year Ended        Year Ended         Year Ended         Year Ended
                                          Dec. 31/05##      Dec. 31/05##       Dec. 31/05##       Dec. 31/05##
                                         --------------  ------------------ ------------------- ----------------
Units, end of year (000s)...............            109                 6                336                  8
                                         ==============    ==============     ==============     ==============
Unit Fair Value $....................... 11.44 to 11.48    11.17 to 11.21     12.38 to 12.43     10.24 to 10.28

Assets, end of year $(000s).............          1,251                72              4,175                 87

Investment income ratio*................          0.00 %            0.00 %             0.00 %             5.99 %
Expense ratio, highest to lowest**......     0.625 to 0%       0.625 to 0%        0.625 to 0%        0.625 to 0%
Total return, highest to lowest***...... 14.84 to 14.36%   12.14 to 11.68%    24.32 to 23.80%      2.83 to 2.39%

                                                                    Sub-Account
                                         ----------------------------------------------------------------
                                         Large Cap Value  Mid Cap Core   Natural Resources  Classic Value
                                         Trust Series 0      Trust             Trust            Trust
                                         --------------- --------------  ----------------- --------------
                                           Year Ended      Year Ended       Year Ended       Year Ended
                                          Dec. 31/05##    Dec. 31/05##     Dec. 31/05##     Dec. 31/05##
                                         --------------- --------------  ----------------- --------------
Units, end of year (000s)...............          1,956              65              413              224
                                         ==============  ==============   ==============   ==============
Unit Fair Value $....................... 11.53 to 11.58  10.81 to 10.86   13.78 to 13.83   11.22 to 11.27

Assets, end of year $...................  (000s) 22,645             703            5,708            2,522

Investment income ratio*................           0.00%           0.00%            0.00%            2.45%
Expense ratio, highest to lowest**......     0.625 to 0%     0.625 to 0%      0.625 to 0%      0.625 to 0%
Total return, highest to lowest***...... 15.78 to 15.31%   8.59 to 8.15%  38.32 to 37.75%  12.71 to 12.24%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

                                                                              Sub-Account
                                                   -----------------------------------------------------------------
                                                                                                         Small Cap
                                                                   Quantitative All Real Return Bond   Opportunities
                                                   All Asset Trust    Cap Trust          Trust             Trust
                                                   --------------- ---------------- ----------------  --------------
                                                     Year Ended       Year Ended       Year Ended       Year Ended
                                                    Dec. 31/05##     Dec. 31/05##     Dec. 31/05##     Dec. 31/05##
                                                   --------------- ---------------- ----------------  --------------
Units, end of year (000s).........................            507                4               375              39
                                                   ==============   ==============  ================  ==============
Unit Fair Value $................................. 10.46 to 10.51   11.43 to 11.47      9.92 to 9.96  11.59 to 11.63

Assets, end of year $(000s).......................          5,321               41             3,733             454

Investment income ratio*..........................           5.40%            1.26%             0.00%           0.00%
Expense ratio, highest to lowest* *...............     0.625 to 0%      0.625 to 0%       0.625 to 0%     0.625 to 0%
Total return, highest to lowest***................   5.08 to 4.64%  14.75 to 14.28% (0.37) to (0.80)% 16.32 to 15.86%

                                                                 Sub-Account
                                                   --------------------------------------
                                                                       U.S. Global Leaders
                                                   Special Value Trust    Growth Trust
                                                   ------------------- -------------------
                                                       Year Ended          Year Ended
                                                      Dec. 31/05##        Dec. 31/05##
                                                   ------------------- -------------------
Units, end of year (000s).........................                9                   2
                                                     ==============      ==============
Unit Fair Value $.................................   11.17 to 11.22      10.86 to 10.90

Assets, end of year $(000s).......................               98                  21

Investment income ratio*..........................             0.00%               2.20%
Expense ratio, highest to lowest* *...............       0.625 to 0%         0.625 to 0%
Total return, highest to lowest***................   12.16 to 11.69%       9.03 to 8.59%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005 .

                     John Hancock Variable Life Account S
a     Portfolio distributed no dividends during the period.
(*) These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***) These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

8. Transaction with Affiliates

John Hancock Distributors LLC (formerly Manulife Financial Securities LLC), a registered broker-dealer and wholly owned subsidiary of JHVLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC (formerly Manulife Financial Securities LLC) or other broker-dealers having distribution agreements with John Hancock Distributors LLC (formerly Manulife Financial Securities LLC) who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHVLICO has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this Agreement, JHVLICO pays for legal, actuarial, investment and certain other administrative services.

                     John Hancock Variable Life Account S

Majority of the investments held by the Account are invested in the Trust (note 1).

Mortality and expense risk charges, as described in note 3, are paid to JHVLICO.

9. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHVLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                         SUPPLEMENT DATED MAY 1, 2006

                                      TO

                        PROSPECTUSES DATED MAY 1, 2006

                               -----------------

   This Supplement is to be distributed with prospectuses dated May 1, 2006 for the following variable life insurance policies that are issued by John Hancock Variable Life Insurance Company and that are delivered or issued for delivery in the states specified:

                      MAJESTIC VARIABLE UNIVERSAL LIFE 98
                             (MASSACHUSETTS ONLY)

                    MAJESTIC VARIABLE ESTATE PROTECTION 98
                   (MASSACHUSETTS, MARYLAND AND TEXAS ONLY)

                            MAJESTIC VARIABLE COLI
                   (MASSACHUSETTS, MARYLAND AND TEXAS ONLY)

                           VARIABLE MASTER PLAN PLUS
                                 (TEXAS ONLY)

                               -----------------

   Notwithstanding any language in the prospectus to the contrary, the following shall apply:

(a)The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years.

(b)There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.



                                                       MD-MA-TX (M Prod) (5/06)

                      PROSPECTUS INSERT DATED MAY 1, 2006

                               -----------------

   The following text replaces footnotes H and I in the fund expense table contained in this prospectus.

/H/ Each of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth, the American International, the American Blue Chip Income and Growth, American Bond, and the American Growth-Income (the "Underlying Portfolios"). The Total Annual Expenses for the Underlying Portfolios range from 0.50% to 1.53%.
/I/ The adviser for this fund has agreed, pursuant to its agreement with the John Hancock Trust, to waive its management fee (or, if necessary, reimburse expenses of the fund) to the extent necessary to limit the fund's "Annual Operating Expenses". A fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the fund not incurred in the ordinary course of the fund's business. Under the agreement, the adviser's obligation will remain in effect until May 1, 2007 and will terminate after that date only if the John Hancock Trust, without the prior written consent of the adviser, sells shares of the fund to (or has shares of the fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of the Company or any of its affiliates that are specified in the agreement. If this fee waiver had been reflected, the management fee shown for the 500 Index Trust B, Bond Index Trust B, International Equity Index Trust B and Money Market Trust B would be 0.22%, 0.22%, 0.30% and 0.24%, respectively, and the Total Fund Annual Expenses shown would be 0.25%, 0.25%, 0.34% and 0.28%, respectively.

05/01/06 H&I Supp

Part C: Other Information

Item 27. Exhibits

     (a) JHVLICO Board Resolution establishing the separate account. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

     (b) Not Applicable.

     (c) (1) Form of Principal Underwriting Agreement. Incorporated by reference to post-effective amendment number 12 file number 333-15075 filed with the Commission on April 28, 2006.

     (2) Form of General Agent and Broker Dealer Servicing Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors. Incorporated by reference to Pre-Effective number 1, Exhibit 27
(c)(3), file number 333-126668 filed with the Commission on October 12, 2005.

     (3) Form of General Agent and Broker Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors. Incorporated by reference to Pre-Effective number 1, Exhibit 27 (c)(4), file number 333-126668 filed with the Commission on October 12, 2005.

     (d) Form of flexible premium variable life insurance policy. Incorporated by reference to pre-effective amendment no. 1 file number 333-55172 filed with the Commission on June 27, 2001.

     (e) Form of application for policies. Incorporated by reference to pre-effective amendment no. 1 file number 333- 55172 filed with the Commission on June 27, 2001.

     (f)(i) JHVLICO Certificate of Incorporation. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

     (i)(a) JHVLICO Articles of Incorporation dated February 2, 1979. Incorporated by reference to post-effective amendment number 12 file number 333-15075 filed with the Commission on April 28, 2006.

     (ii) JHVLICO By-laws. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

     (ii)(a) JHVLICO Amended and Restated By-laws dated April 13, 2005. Incorporated by reference to post-effective amendment number 12 file number 333-15075 filed with the Commission on April 28, 2006.

     (g) Not applicable

     (h)(i) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company. Incorporated by reference to post-effective amendment no. 1 file number 333-81127 filed with the Commission on May 4, 2000.

     (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company. Incorporated by reference to post-effective amendment no. 1 file number 333-81127 filed with the Commission on May 4, 2000.

     (iii) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company and Massachusetts Financial Services Company. Incorporated by reference to post-effective amendment number 1 to file number 333-81127 filed with the Commission on May 4, 2000.

     (iv) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc. Incorporated by reference to post-effective amendment no. 1 file number 333-81127 filed with the Commission on May 4, 2000.

     (v) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Variable Life Insurance Company. Incorporated by reference to file number 333-425 filed with the Commission on November 1, 2001.

     (vi) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company. Incorporated by reference to post-effective amendment no. 4 file number 333-52128 filed with the Commission on September 12, 2002.

     (vii) Participation Agreement among Ayco Series Trust, Mercer Allied Company, L.P. and John Hancock Life Insurance Company. Incorporated by reference to post-effective amendment no 6 file number 333-52128 filed with the Commission on December 23, 2002.

     (i) Not applicable.

     (j) Not applicable.

     (k) Opinion and consent of counsel as to securities being registered. Incorporated by reference to pre-effective amendment number 1 file number 333-425 filed with the Commission on July 26, 1996.

     (l) Not applicable.

     (m) Not applicable.

     (n) Consent of Independent Registered Public Accounting Firm filed herewith.

     (n) (1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b), filed herewith.

     (o) Not applicable.

     (p) Not applicable.

     (q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii). Incorporated by reference to post-effective amendment no. 2 file number 33-76662 filed with the Commission on April 19, 1996.

     Powers of Attorney

     (i) Powers of Attorney for John D. DesPrezIII, James R. Boyle, Jonathan Chiel, Robart A. Cook, Marc Costantini, and Warren Thomson filed herewith.

Item 28. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY as of April 1, 2006

Directors
John D. DesPrez III*
James R. Boyle*
Jonathan Chiel*
Robert A. Cook**
Marc Costantini*
Warren A. Thomson*** ............
Officers ........................
John D. DesPrez III* ............      Chairman
Robert A. Cook ** ...............      President
James R. Boyle* .................      Vice President
Jonathan Chiel * ................      Vice President
Marc Costantini* ................      Vice President and Chief Financial Officer
Warren A. Thomson*** ............      Vice President and Chief Investment Officer-US Investments
Peter Copestake****** ...........      Treasurer
Emanuel Alves* ..................      Vice President, Counsel and Corporate Secretary
Rosalie M. Calabraro* ...........      Assistant Secretary
Patricia Cassidy** ..............      Illustration Actuary
Stephen J. Blewitt *** ..........      Vice President - Investment
George H. Braun*** ..............      Vice President - Investment
Willma H. Davis*** ..............      Vice President - Investment
Philip W. Freiberger*** .........      Vice President - Investment
Scott S. Hartz *** ..............      Vice President - Investment
E. Kendall Hines, Jr. *** .......      Vice President - Investment
William McPadden*** .............      Vice President - Investment
Phillip J. Peters*** ............      Vice President - Investment
Steven Mark Ray*** ..............      Vice President - Investment
Timothy A. Roseen*** ............      Vice President - Investment
Ivor Thomas*** ..................      Vice President - Investment
Richard Harris***** .............      Vice President and Appointed Actuary
Naveed Irshad ** ................      Vice President
Mark Newton** ...................      Vice President
Steven Finch ***** ..............      Vice President
Patrick Gill * ..................      Controller - Principal Appointed Officer
Kevin J. McWilliams** ...........      Assistant Treasurer
Wayne Zuk***** ..................      Assistant Treasurer
Peter S. Mitsopoulos**** ........      Assistant Treasurer
Cathy Hopkinson****** ...........      Assistant Treasurer
Steve Dunn ****** ...............      Assistant Treasurer
Benjamin O'Neill****** ..........      Assistant Treasurer
Maralyn Kobayashi***** ..........      Assistant Treasurer
Faisal Rahman***** ..............      Assistant Treasurer
David Hayter***** ...............      Assistant Vice President, Sec. Operations

---------
* Principal business office is 601 Congress Street, Boston, MA 02110

**Principal business office is 197 Clarendon Street, Boston, MA 02117

***Principal business office is 200 Clarendon Street, Boston, MA 02117

**** Principal business office is 380 Stuart Street, Boston, MA 02116

***** Principal business office is 200 Bloor Street, Toronto, Canada M4W1E5

****** Principal business office is 250 Bloor Street, Toronto, Canada M4W1E5

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable life insurance policies by investing assets allocated to various investment options in shares of John

Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type.

     A list of persons directly or indirectly controlled by or under common contract with JHVLICO as of December 31, 2005 appears below:

     Subsidiary Name

     AIMV, LLC

     American Annuity Agency of Texas, Inc.

     Ameritex Insurance Services, Inc.

     Annuity Agency of Connecticut, Inc.

     Annuity Agency of New Jersey, Inc.

     Annuity Agency of New York, Inc.

     Baystate Investments, LLC

     Brazilian Power Development, LLC

     Declaration Management & Research LLC

     EIF Equity Holdings LLC

     Energy Investors Fund II, LP

     Energy Investors Fund, LP

     Essex Agency of Ohio, Inc.

     Essex Agency of Texas, Inc.

     Essex Brokerage Services, Inc.

     Essex Corporation (NY)

     Essex Corporation of Illinois

     Essex Holding Company, Inc.

     Essex National Insurance Agency, Inc.

     Essex National Insurance Agency, Inc. (New York)

     Essex National Securities, Inc.

     Frigate, LLC

     FSB Investment Services Corporation

     Fusion Clearing, Inc.

     Hancock Forest Management Limited

     Hancock Forest Management, Inc.

     Hancock Natural Resource Group Australia Pty Limited

     Hancock Natural Resource Group, Inc.

     Hancock Realty Investors Incorporated

     Hancock Venture Partners, Inc.

     HVP Special Purpose Sub I, Inc.

     HVP Special Purpose Sub II, Inc.

     HVP-Russia, Inc.

     Independence Declaration Holdings LLC

     Independence Investment Funding Corp.

     Independence Investment LLC

     Independence Management Holdings LLC

     JH Networking Insurance Agency, Inc.

     JHFS One Corp.

     John Hancock Advisers LLC

     John Hancock Assignment Company

     John Hancock Capital Corporation

     John Hancock Energy Resources Management Inc.

     John Hancock Financial Network, Inc.

     John Hancock Funds LLC

     John Hancock HealthPlans, Inc.

     John Hancock International Services, S.A.

     John Hancock Investment Management Services, LLC

     John Hancock Leasing Corporation

     John Hancock Life Insurance Corporation

     John Hancock Management Company

     John Hancock Property and Casualty Holding Company

     John Hancock Real Estate Finance, Inc.

     John Hancock Realty Advisors, Inc.

     John Hancock Realty Management Inc.

     John Hancock Signature Services, Inc.

     John Hancock Subsidiaries LLC

     John Hancock Timber Resource Corporation

     John Hancock Variable Life Insurance Company

     Knights Apparel, Inc.

     LR Company, LLC

     LVI, LLC

     Manulife Insurance Company (formerly Investors Partner Life Ins. Co.)

     New Amsterdam Insurance Agency, Inc.

     P.T. Asuransi Jiwa John Hancock Indonesia

     P.T. Indras Insan Jaya Utama

     Performance Annuity Insurance Agency

     Project Finance Fund III, L.P.

     Provident Insurance Center, Inc.

     PTPC Investor LLC

     Riverside Agency, Inc.

     San Jacinto Insurance Agency, Inc.

     Signator Insurance Agency, Inc.

     Signator Investors, Inc.

     Signature Fruit (Tomato) Inc.

     Signature Fruit Company, LLC

     Signature Management Co., Ltd.

     SNB Annuity Brokerage, Inc. d/b/a Correspondent Insurance Agency of New
     York

     Sovereign Asset Management Corporation

     Sovereign Asset Management LLC

     The Beard Company

     The Berkeley Financial Group LLC

     UNB Financial Services, Inc. d/b/a HTI Agency

Item 30. Indemnification

     Pursuant to Section X of JHVLICO's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company ........................     Capacity in Which Acting
John Hancock Variable Life Separate Account S .....     Principal Underwriter
John Hancock Variable Life Separate Account U .....     Principal Underwriter
John Hancock Variable Life Separate Account V .....     Principal Underwriter
John Hancock Variable Life Separate Account UV ....     Principal Underwriter
John Hancock Variable Annuity Separate Account I ..     Principal Underwriter
John Hancock Variable Annuity Separate Account JF .     Principal Underwriter
John Hancock Variable Annuity Separate Account U ..     Principal Underwriter
John Hancock Variable Annuity Separate Account V ..     Principal Underwriter
John Hancock Variable Annuity Separate Account H ..     Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A ................................     Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N ................................     Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H ................................     Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I ................................     Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J ................................     Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K ................................     Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M ................................     Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B ................................     Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A ................................     Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and officers of JHD LLC.

Name                                   Title
---------------------------------      ----------------------------------------------------------
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and Chief Executive Officer
Kevin Hill * ....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher Walker**** ..........      Vice President and Chief Compliance Officer
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and CEO
Peter Copestake***** ............      Vice President and Treasurer
James C. Hoodlet*** .............      Secretary and General Counsel
Kevin Hill* .....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher M. Walker**** .......      Vice President and Chief Compliance Officer
Brian Collins**** ...............      Vice President, U.S. Taxation
Philip Clarkson*** ..............      Vice President, U.S. Taxation
Jeffrey H. Long* ................      Chief Financial Officer and Financial Operations Principal
David Crawford**** ..............      Assistant Secretary

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

     (c) John Hancock Distributors, LLC

     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 32. Location of Accounts and Records

     The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Variable Life Insurance Company (at the same address), in its capacity as Registrant's depositor keeps all other records required by Section 31 (a) of the Act.

Item 33. Management Services

     All management services contracts are discussed in Part A or Part B.

Item 34. Fee Representation

     John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 27th day of April, 2006.

                           JOHN HANCOCK VARIABLE LIFE

                               SEPARATE ACCOUNT S
                                  (Registrant)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                           By: /s/ John D. DesPrez III
                               -----------------------
                               John D. DesPrez III
                                    Chairman

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                   (Depositor)

                           By: /s/ John D. DesPrez III
                               -----------------------
                               John D. DesPrez III
                                    Chairman

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration
Statement has been signed by the following persons in the capacities indicated as of the 27th day of April, 2006.

Signatures                            Title
/s/ Patrick Gill                      Senior Vice President and Controller
------------------------------
Patrick Gill
/s/ Marc Costantini                   Director, Senior Vice President and Chief
------------------------------        Financial Officer
Marc Costantini
*                                     Director
------------------------------
John D. DesPrez III
*                                     Director
------------------------------
James R. Boyle
*                                     Director
------------------------------
Jonathan Chiel
*                                     Director
------------------------------
Robert A. Cook
*                                     Director
------------------------------
Warren A. Thomson
/s/James C. Hoodlet
------------------------------
James C. Hoodlet

Pursuant to Power of Attorney